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                                                                   Exhibit 10.12
================================================================================


                      AMENDED AND RESTATED CREDIT AGREEMENT


                         DATED AS OF DECEMBER 20, 2002,


                                      AMONG


                          APAC CUSTOMER SERVICES, INC.


                             THE BANKS PARTY HERETO,


                                       AND


                         HARRIS TRUST AND SAVINGS BANK,
                                    as Agent,


                                       AND


                         U.S. BANK NATIONAL ASSOCIATION,
                              as Syndication Agent


================================================================================


Credit Agreement
1566314

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                                TABLE OF CONTENTS

SECTION                                                HEADING                                           PAGE
SECTION 1.            THE REVOLVING CREDIT...................................................................1

     Section 1.1.     Revolving Credit Commitments...........................................................1
     Section 1.2.     Letters of Credit......................................................................2
     Section 1.3.     Applicable Interest Rates on Revolving Loans...........................................4
     Section 1.4.     Minimum Borrowing Amounts on Revolving Loans...........................................6
     Section 1.5.     Manner of Borrowing Revolving Loans and Designating Applicable Interest Rates..........6
     Section 1.6.     Default Rate on Revolving Loans........................................................8
     Section 1.7.     Swing Loans............................................................................9
     Section 1.8.     Interest Periods for All Loans........................................................11
     Section 1.9.     Maturity of Loans.....................................................................11
     Section 1.10.    Prepayments...........................................................................12
     Section 1.11.    The Notes.............................................................................12
     Section 1.12.    Funding Indemnity.....................................................................13
     Section 1.13.    Commitment Terminations...............................................................14
     Section 1.14.    Rate Determinations...................................................................16

SECTION 2.            FEES, SUBSTITUTION OF BANKS AND ADDITIONAL BANKS......................................16

     Section 2.1.     Fees..................................................................................16
     Section 2.2.     Substitution of Banks.................................................................17
     Section 2.3.     Defaulting Bank.......................................................................17

SECTION 3.            PLACE AND APPLICATION OF PAYMENTS.....................................................17

SECTION 4.            GUARANTIES............................................................................19

     Section 4.1.     Collateral............................................................................19
     Section 4.2.     Guaranties............................................................................19
     Section 4.3.     Further Assurances....................................................................20

SECTION 5.            DEFINITIONS; INTERPRETATION...........................................................20

     Section 5.1.     Definitions...........................................................................20
     Section 5.2.     Interpretation........................................................................32
     Section 5.3.     Change in Accounting Principles.......................................................32

SECTION 6.            REPRESENTATIONS AND WARRANTIES........................................................32

     Section 6.1.     Organization and Qualification........................................................32
     Section 6.2.     Subsidiaries..........................................................................33
     Section 6.3.     Authority and Validity of Obligations.................................................33
     Section 6.4.     Use of Proceeds; Margin Stock.........................................................34

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
     Section 6.5.     Financial Reports.....................................................................34
     Section 6.6.     No Material Adverse Change............................................................34
     Section 6.7.     Full Disclosure.......................................................................34
     Section 6.8.     Trademarks, Franchises, and Licenses..................................................35
     Section 6.9.     Governmental Authority and Licensing..................................................35
     Section 6.10.    Good Title............................................................................35
     Section 6.11.    Litigation and Other Controversies....................................................35
     Section 6.12.    Taxes.................................................................................35
     Section 6.13.    Approvals.............................................................................36
     Section 6.14.    Affiliate Transactions................................................................36
     Section 6.15.    Investment Company; Public Utility Holding Company....................................36
     Section 6.16.    ERISA.................................................................................36
     Section 6.17.    Compliance with Laws..................................................................36
     Section 6.18.    Other Agreements......................................................................37
     Section 6.19.    Solvency..............................................................................37
     Section 6.20.    No Default............................................................................37

SECTION 7.            CONDITIONS PRECEDENT..................................................................37

     Section 7.1.     Initial Credit Event..................................................................37
     Section 7.2.     All Credit Events.....................................................................38

SECTION 8.            COVENANTS.............................................................................39

     Section 8.1.     Maintenance of Business...............................................................39
     Section 8.2.     Maintenance of Properties.............................................................39
     Section 8.3.     Taxes and Assessments.................................................................40
     Section 8.4.     Insurance.............................................................................40
     Section 8.5.     Financial Reports.....................................................................40
     Section 8.6.     Inspection............................................................................42
     Section 8.7.     Indebtedness for Borrowed Money.......................................................42
     Section 8.8.     Liens.................................................................................43
     Section 8.9.     Investments, Acquisitions, Loans, Advances and Guaranties.............................45
     Section 8.10.    Mergers, Consolidations and Sales.....................................................47
     Section 8.11.    Maintenance of Subsidiaries...........................................................48
     Section 8.12.    Dividends and Certain Other Restricted Payments.......................................48
     Section 8.13.    ERISA.................................................................................49
     Section 8.14.    Compliance with Laws..................................................................49
     Section 8.15.    Burdensome Contracts With Affiliates..................................................49
     Section 8.16.    No Changes in Fiscal Year.............................................................49
     Section 8.17.    Formation of Subsidiaries.............................................................49
     Section 8.18.    Change in the Nature of Business......................................................50
     Section 8.19.    Use of Loan Proceeds..................................................................50
     Section 8.20.    No Restrictions on Subsidiary Distributions...........................................50
     Section 8.21.    Subordinated Debt.....................................................................50
     Section 8.22.    Fiscal Covenants......................................................................50

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
SECTION 9.            EVENTS OF DEFAULT AND REMEDIES........................................................51

     Section 9.1.     Events of Default.....................................................................51
     Section 9.2.     Non-Bankruptcy Defaults...............................................................53
     Section 9.3.     Bankruptcy Defaults...................................................................53
     Section 9.4.     Collateral for Undrawn Letters of Credit..............................................54
     Section 9.5.     Notice of Default.....................................................................54
     Section 9.6.     Expenses..............................................................................54

SECTION 10.           CHANGE IN CIRCUMSTANCES...............................................................54

     Section 10.1.    Change of Law.........................................................................54
     Section 10.2.    Unavailability of Deposits or Inability to Ascertain, or Inadequacy of, LIBOR.........55
     Section 10.3.    Increased Cost and Reduced Return.....................................................55
     Section 10.4.    Lending Offices.......................................................................57
     Section 10.5.    Discretion of Bank as to Manner of Funding............................................57
     Section 10.6.    Bank's Duty to Mitigate...............................................................57

SECTION 11.           THE AGENT AND ISSUING BANK............................................................58

     Section 11.1.    Appointment and Authorization of Agent................................................58
     Section 11.2.    Agent and its Affiliates..............................................................58
     Section 11.3.    Action by Agent.......................................................................58
     Section 11.4.    Consultation with Experts.............................................................59
     Section 11.5.    Liability of Agent; Credit Decision...................................................59
     Section 11.6.    Indemnity.............................................................................59
     Section 11.7.    Resignation of Agent and Successor Agent..............................................60
     Section 11.8.    Issuing Bank..........................................................................60
     Section 11.9.    Hedging Liability and Funds Transfer and Deposit Account Liability Arrangements.......60
     Section 11.10.   Designation of Additional Agents......................................................61
     Section 11.11.   Agent's Relationship with Borrower....................................................61

SECTION 12.           MISCELLANEOUS.........................................................................61

     Section 12.1.    Withholding Taxes.....................................................................61
     Section 12.2.    No Waiver, Cumulative Remedies........................................................62
     Section 12.3.    Non-Business Days.....................................................................62
     Section 12.4.    Documentary Taxes.....................................................................62
     Section 12.5.    Survival of Representations...........................................................63
     Section 12.6.    Survival of Indemnities...............................................................63
     Section 12.7.    Sharing of Set-Off....................................................................63
     Section 12.8.    Notices...............................................................................63
     Section 12.9.    Counterparts..........................................................................64
     Section 12.10.   Successors and Assigns................................................................64
     Section 12.11.   Participants..........................................................................64
     Section 12.12.   Assignment of Commitments by Banks....................................................65

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
     Section 12.13.   Amendments............................................................................66
     Section 12.14.   Headings..............................................................................66
     Section 12.15.   Costs and Expenses....................................................................66
     Section 12.16.   Set-off...............................................................................67
     Section 12.17.   Entire Agreement......................................................................67
     Section 12.18.   Governing Law.........................................................................67
     Section 12.19.   Severability of Provisions............................................................67
     Section 12.20.   Excess Interest.......................................................................67
     Section 12.21.   Confidentiality.......................................................................68
     Section 12.22.   Construction..........................................................................68
     Section 12.23.   Lender's Obligations Several..........................................................68
     Section 12.24.   Submission to Jurisdiction; Waiver of Jury Trial......................................68
     Section 12.25.   Amendment and Restatement.............................................................69

Signature Page...............................................................................................1

EXHIBIT A      --     Notice of Payment Request
EXHIBIT B      --     Notice of Borrowing
EXHIBIT C      --     Notice of Continuation/Conversion
EXHIBIT D      --     Revolving Note
EXHIBIT E      --     Swing Line Note
EXHIBIT F      --     Compliance Certificate
EXHIBIT G      --     Assignment and Acceptance
SCHEDULE 1.1   --     Commitments
SCHEDULE 6.2   --     Subsidiaries
SCHEDULE 8.7   --     Other Indebtedness
SCHEDULE 8.8   --     Other Liens
SCHEDULE 8.9   --     Present Investments in Subsidiaries

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                      AMENDED AND RESTATED CREDIT AGREEMENT

     This Amended and Restated Credit Agreement is entered into as of the 20th day of December, 2002, by and among APAC Customer Services, Inc., an Illinois corporation (the "BORROWER"), Harris Trust and Savings Bank, individually as a Bank and as an agent (in such capacity as agent being hereinafter referred to as the "AGENT"), U.S. Bank, National Association, individually as a Bank and as syndication agent, and the lending institutions which are or hereafter become signatories hereto (collectively the "BANKS" and individually a "BANK"). All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in Section 5.1 hereof.

                                    RECITALS

     A. The Borrower has requested that the Banks extend credit to the Borrower.

     B. The Borrower, certain of the Banks, and the Agent are currently party to that certain Amended and Restated Credit Agreement dated as of September 8, 1998, as amended (the "ORIGINAL CREDIT AGREEMENT"). The Borrower hereby requests that certain amendments be made to the Original Credit Agreement and, for the sake of clarity and convenience, that the Original Credit Agreement be restated as so amended. This Agreement shall become effective, and shall amend and restate the Original Credit Agreement, upon the execution of this Agreement by each of the parties hereto and the satisfaction (or waiver by the Required Banks) of the conditions precedent contained in Section 7.1 hereof (the date of such effectiveness being hereinafter referred to as the "EFFECTIVE DATE"); and from and after the Effective Date, all references made to the Original Credit Agreement in the Loan Documents or in any other instrument or document shall, without more, be deemed to refer to this Agreement.

     C. The Banks, upon acceptance of this Agreement in writing, will continue to lend monies and/or make advances, extensions of credit or other financial accommodations to, on behalf of or for the benefit of the Borrower pursuant hereto and subject to the terms and conditions hereof.

     NOW, THEREFORE, in consideration of the recitals set forth above, which by this reference are incorporated into the Agreement set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and subject to the terms and conditions hereof and on the basis of the representations and warranties herein set forth, the Borrower, the Agent and the Banks hereby agree to the following:

SECTION 1.     THE REVOLVING CREDIT.

     SECTION 1.1. REVOLVING CREDIT COMMITMENTS. Subject to the terms and conditions hereof, each Bank, by its acceptance hereof, severally agrees to make a loan or loans (individually a "REVOLVING LOAN" and collectively the "REVOLVING LOANS") to the Borrower in U.S. Dollars from time to time on a revolving basis up to the amount of such Bank's Revolving Credit Commitment, subject to any reductions thereof pursuant to the terms hereof, before the

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Revolving Credit Termination Date. The sum of the aggregate principal amount of
Revolving Loans, Swing Loans, and L/C Obligations at any time outstanding shall not exceed the Revolving Credit Commitments in effect at such time. Each Borrowing of Revolving Loans shall be made ratably from the Banks in proportion to their respective Revolver Percentages. As provided in Section 1.5(a) hereof, the Borrower may elect that each Borrowing of Revolving Loans be either Base Rate Loans or Eurodollar Loans. Revolving Loans may be repaid and the principal amount thereof reborrowed before the Revolving Credit Termination Date, subject to the terms and conditions hereof.

     SECTION 1.2. LETTERS OF CREDIT. (a) GENERAL TERMS. Subject to the terms and conditions hereof, as part of the Revolving Credit, the Issuing Bank shall issue standby and commercial letters of credit (each a "LETTER OF CREDIT") for the Borrower's account in U.S. Dollars in an aggregate undrawn face amount up to the amount of the L/C Sublimit, provided that the aggregate L/C Obligations at any time outstanding shall not exceed the difference between the Revolving Credit Commitments in effect at such time and the aggregate principal amount of Revolving Loans and Swing Loans then outstanding. Each Letter of Credit shall be issued by the Issuing Bank, but each Bank shall be obligated to reimburse the Issuing Bank for such Bank's Revolver Percentage of the amount of each drawing thereunder and, accordingly, each Letter of Credit shall constitute usage of the Revolving Credit Commitment of each Bank pro rata in accordance with its Revolver Percentage. For purposes of this Agreement and the other Loan Documents the letters of credit listed on Schedule 1.2 hereof issued by Harris Trust and Savings Bank shall from and after the date of this Agreement be deemed Letters of Credit issued under and subject to the terms of this Agreement. Harris Trust and Savings Bank and the Borrower agree that from and after the date of this Agreement the Borrower's obligations with respect to such letters of credit, including all reimbursement obligations arising under or relating to the relevant application therefor (which applications shall each be deemed an Application as hereafter defined for all purposes of this Agreement and the other Loan Documents) shall be deemed Obligations arising under this Agreement.

     (b) APPLICATIONS. At any time before the Revolving Credit Termination Date, the Issuing Bank shall, at the request of the Borrower, issue one or more Letters of Credit, in a form satisfactory to the Issuing Bank, with expiration dates no later than the earlier of 12 months from the date of issuance (or be cancelable not later than 12 months from the date of issuance and each renewal) or Revolving Credit Termination Date, in an aggregate face amount as set forth above, upon the receipt of an application duly executed by the Borrower for the relevant Letter of Credit in the form then customarily prescribed by the Issuing Bank for the Letter of Credit requested (each an "APPLICATION"). Notwithstanding anything contained in any Application to the contrary: (i) the Borrower shall pay fees in connection with each Letter of Credit as set forth in Section 2.1 hereof, (ii) except as otherwise provided in Section 1.10 hereof, before the occurrence of a Default or an Event of Default, the Issuing Bank will not call for the funding by the Borrower of any amount under a Letter of Credit before being presented with a drawing thereunder, and (iii) if the Issuing Bank is not timely reimbursed for the amount of any drawing under a Letter of Credit on the date such drawing is paid, the Borrower's obligation to reimburse the Issuing Bank for the amount of such drawing shall bear interest (which the Borrower hereby promises to pay) from and after the date such drawing is paid at a rate per annum equal to the sum of 2% plus the Applicable Margin for Reimbursement Obligations plus the Base Rate from

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time to time in effect (computed on the basis of a year of 360 days and actual days elapsed). If the Issuing Bank issues any Letter of Credit with an expiration date that is automatically extended unless the Issuing Bank gives notice that the expiration date will not so extend beyond its then scheduled expiration date, the Issuing Bank will give such notice of non-renewal before the time necessary to prevent such automatic extension if before such required notice date: (i) the expiration date of such Letter of Credit if so extended would be after the Revolving Credit Termination Date, (ii) the Revolving Credit Commitments have been terminated, or (iii) a Default or an Event of Default exists and the Agent, at the direction of the Required Banks, has given the Issuing Bank instructions not to so permit the extension of the expiration date of such Letter of Credit. The Issuing Bank agrees to issue amendments to the Letter(s) of Credit increasing the amount, or extending the expiration date, thereof at the request of the Borrower subject to the conditions of Section 7.2 hereof and the other terms of this Section 1.2.

     (c) THE REIMBURSEMENT OBLIGATIONS. Subject to Section 1.2(b) hereof, the obligation of the Borrower to reimburse the Issuing Bank for all drawings under a Letter of Credit (a "REIMBURSEMENT OBLIGATION") shall be governed by the Application related to such Letter of Credit, except that reimbursement shall be made by no later than 1:00 p.m. (Chicago time) on the date when each drawing is paid in immediately available funds at the Issuing Bank's principal office in Chicago, Illinois, or such other office as the Issuing Bank may designate in writing to the Borrower. If the Borrower does not make any such reimbursement payment on the date due and the Participating Banks fund their participations therein in the manner set forth in Section 1.2(d) below, then all payments thereafter received by the Issuing Bank in discharge of any of the relevant Reimbursement Obligations shall be distributed in accordance with Section 1.2(d) below.

     (d) THE PARTICIPATING INTERESTS. Each Bank, by its acceptance hereof, severally agrees to purchase from the Issuing Bank, and the Issuing Bank hereby agrees to sell to each such Bank (a "PARTICIPATING BANK"), an undivided percentage participating interest (a "PARTICIPATING INTEREST"), to the extent of its Revolver Percentage, in each Letter of Credit issued by, and each Reimbursement Obligation owed to, the Issuing Bank. Upon any failure by the Borrower to pay any Reimbursement Obligation at the time required on the date the related drawing is paid, as set forth in Section 1.2(c) above, or if the Issuing Bank is required at any time to return to the Borrower or to a trustee, receiver, liquidator, custodian, or other Person any portion of any payment of any Reimbursement Obligation, each Participating Bank shall, not later than the Business Day it receives a certificate in the form of Exhibit A hereto from the Issuing Bank to such effect, if such certificate is received before 1:00 p.m. (Chicago time), or not later than 1:00 p.m. (Chicago time) the following Business Day, if such certificate is received after such time, pay to the Issuing Bank an amount equal to such Participating Bank's Revolver Percentage of such unpaid or recaptured Reimbursement Obligation together with interest on such amount accrued from the date the related payment was made by the Issuing Bank to the date of such payment by such Participating Bank at a rate per annum equal to: (i) from the date the related payment was made by the Issuing Bank to the date 2 Business Days after payment by such Participating Bank is due hereunder, the Federal Funds Rate for each such day and (ii) from the date 2 Business Days after the date such payment is due from such Participating Bank to the date such payment is made by such Participating Bank, the Base Rate in effect for each such day. Each such Participating Bank shall thereafter be entitled to receive its Revolver Percentage of each payment received in respect of the relevant Reimbursement Obligation and of interest paid thereon, with the Issuing Bank retaining its Revolver Percentage as a Bank hereunder.

     The several obligations of the Participating Banks to the Issuing Bank under this Section 1.2 shall be absolute, irrevocable, and unconditional under any and all circumstances whatsoever and shall not be subject to any set-off, counterclaim or defense to payment which any Participating Bank may have or have had against the Borrower, the Agent, the Issuing Bank, any other Bank, or any other Person whatsoever. Without limiting the generality of the foregoing, such obligations shall not be affected by any Default or Event of Default or by any reduction or termination of any Revolving Credit Commitment of any Bank, and each payment by a Participating Bank under this Section 1.2 shall be made without any offset, abatement, withholding or reduction whatsoever. The Issuing Bank shall be entitled to offset amounts received for the account of a Bank under this Agreement against unpaid amounts due from such Bank to the Issuing Bank hereunder (whether as fundings of participations, indemnities, or otherwise), but shall not be entitled to offset against amounts owed to the Issuing Bank by any Bank arising outside of this Agreement.

     (e) INDEMNIFICATION. The Participating Banks shall, to the extent of their respective Revolver Percentages, indemnify the Issuing Bank (to the extent not reimbursed by the Borrower) against any cost, expense (including reasonable counsel fees and disbursements), claim, demand, action, loss, or liability (except such as result from the Issuing Bank's gross negligence or willful misconduct) that the Issuing Bank may suffer or incur in connection with any Letter of Credit. The obligations of the Participating Banks under this Section 1.2(e) and all other provisions of this Section 1.2 shall survive termination of this Agreement and of all Applications, Letters of Credit, and all drafts and other documents presented in connection with drawings thereunder.

     (f) MANNER OF REQUESTING A LETTER OF CREDIT. The Borrower shall provide at least five (5) Business Days' advance written notice to the Agent (or such shorter period of time then approved by the Agent) of each request for the issuance of a Letter of Credit, such notice in each case to be accompanied by an Application for such Letter of Credit properly completed and executed by the Borrower and, in the case of an extension or an increase in the amount of a Letter of Credit, a written request therefor, in a form reasonably acceptable to the Agent and the Issuing Bank, in each case, together with the fees called for by this Agreement then due and payable. The Agent shall promptly notify the Issuing Bank of the Agent's receipt of each such notice and the Issuing Bank shall promptly notify the Agent and the Banks of the issuance of the Letter of Credit so requested.

     SECTION 1.3. APPLICABLE INTEREST RATES ON REVOLVING LOANS. (a) BASE RATE LOANS. Each Base Rate Loan made or maintained by a Bank shall bear interest during each Interest Period it is outstanding (computed on the basis of a year of 360 days and actual days elapsed) on the unpaid principal amount thereof from the date such Loan is advanced, continued or created by conversion from a Eurodollar Loan until maturity (whether by acceleration or otherwise) at a rate per annum equal to the sum of the Applicable Margin plus the Base Rate from time to time in effect, payable on the last day of its Interest Period and at maturity (whether by acceleration or otherwise).

     "BASE RATE" means for any day, the greater of (i) the rate of interest announced or otherwise established by the Agent from time to time as its prime commercial rate, as in effect on such day (it being acknowledged and agreed that rate may not be the Agent's best or lowest rate); and (ii) the sum of (x) the rate determined by the Agent to be the average (rounded upwards, if necessary, to the next higher 1/100 of 1%) of the rates per annum quoted to the Agent at approximately 10:00 a.m. (Chicago time) (or as soon thereafter as is practicable) on such day (or, if such day is not a Business Day, on the immediately preceding Business Day) by two or more Federal funds brokers selected by the Agent for the sale to the Agent at face value of Federal funds in an amount equal or comparable to the principal amount owed to the Agent for which such rate is being determined, PLUS (y) 1/2 of 1% (0.5%).

     (b) EURODOLLAR LOANS. Each Eurodollar Loan made or maintained by a Bank shall bear interest during each Interest Period it is outstanding (computed on the basis of a year of 360 days and actual days elapsed) on the unpaid principal amount thereof from the date such Loan is advanced, continued, or created by conversion from a Base Rate Loan until maturity (whether by acceleration or otherwise) at a rate per annum equal to the sum of the Applicable Margin plus the Adjusted LIBOR applicable for such Interest Period, payable on the last day of the Interest Period and at maturity (whether by acceleration or otherwise), and, if the applicable Interest Period is longer than three months, on each day occurring every three months after the commencement of such Interest Period.

     "ADJUSTED LIBOR" means, for any Borrowing of Eurodollar Loans, a rate per annum determined in accordance with the following formula:

         Adjusted LIBOR =                  LIBOR
                             ---------------------------------
                             1 - Eurodollar Reserve Percentage

     "LIBOR" means, for an Interest Period for a Borrowing of Eurodollar Loans,
(a) the LIBOR Index Rate for such Interest Period, if such rate is available, and (b) if the LIBOR Index Rate cannot be determined, the arithmetic average of the rates of interest per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) at which deposits in U.S. Dollars in immediately available funds are offered to the Agent at 11:00 a.m. (London, England time) 2 Business Days before the beginning of such Interest Period by major banks in the interbank eurodollar market selected by the Agent for delivery on the first day of and for a period equal to such Interest Period and in an amount equal or comparable to the principal amount of the Eurodollar Loan scheduled to be made by the Agent as part of such Borrowing.

     "LIBOR INDEX RATE" means, for any Interest Period, the rate per annum (rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) for deposits in U.S. Dollars for a period equal to such Interest Period, which appears on the Telerate Page 3750 as of 11:00 a.m. (London, England time) on the day 2 Business Days before the commencement of such Interest Period.

     "TELERATE PAGE 3750" means the display designated as "PAGE 3750" on the Telerate Service (or such other page as may replace Page 3750 on that service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates for U.S. Dollar deposits).

     "EURODOLLAR RESERVE PERCENTAGE" means, for any Borrowing of Eurodollar Loans, the daily average for the applicable Interest Period of the maximum rate, expressed as a decimal, at which reserves (including, without limitation, any supplemental, marginal, and emergency reserves) are imposed during such Interest Period by the Board of Governors of the Federal Reserve System (or any successor) on "EUROCURRENCY LIABILITIES", as defined in such Board's Regulation D (or in respect of any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Loans is determined or any category of extensions of credit or other assets that include loans by non-United States offices of any Bank to United States residents), subject to any amendments of such reserve requirement by such Board or its successor, taking into account any transitional adjustments thereto. For purposes of this definition, the Eurodollar Loans shall be deemed to be "EUROCURRENCY LIABILITIES" as defined in Regulation D without benefit or credit for any prorations, exemptions or offsets under Regulation D.

     SECTION 1.4. MINIMUM BORROWING AMOUNTS ON REVOLVING LOANS. Each Borrowing of Base Rate Loans advanced under the Revolving Credit Commitments shall be in an amount not less than $1,000,000 or such greater amount which is an integral multiple of $100,000. Each Borrowing of Eurodollar Loans advanced, continued, or converted under the Revolving Credit Commitments shall be in an amount equal to $2,000,000 or such greater amount which is an integral multiple of $100,000. Without the Agent's consent, there shall not be more than ten (10) Borrowings of Eurodollar Loans outstanding under the Revolving Credit Commitments at any one time.

     SECTION 1.5. MANNER OF BORROWING REVOLVING LOANS AND DESIGNATING APPLICABLE INTEREST RATES. (a) NOTICE TO THE AGENT. The Borrower shall give notice to the Agent by no later than 11:00 a.m. (Chicago time): (i) at least 3 Business Days before the date on which the Borrower requests the Banks to advance a Borrowing of Eurodollar Loans under the Revolving Credit Commitments and (ii) on the date the Borrower requests the Banks to advance a Borrowing of Base Rate Loans under the Revolving Credit Commitments. The Loans included in each such Borrowing shall bear interest initially at the type of rate specified in such notice of a new Borrowing. Thereafter, the Borrower may from time to time elect to change or continue the type of interest rate borne by each such Borrowing or, subject to Section 1.4's minimum amount requirement for each outstanding Borrowing, a portion thereof, as follows: (i) if such Borrowing is of Eurodollar Loans, on the last day of the Interest Period applicable thereto, the Borrower may continue part or all of such Borrowing as Eurodollar Loans or convert part or all of such Borrowing into Base Rate Loans or (ii) if such Borrowing is of Base Rate Loans, on any Business Day, the Borrower may convert all or part of such Borrowing into Eurodollar Loans for an Interest Period or Interest Periods specified by the Borrower. The Borrower shall give all such notices requesting the advance, continuation, or conversion of a Borrowing under the Revolving Credit Commitments in each case to the Agent by telephone or telecopy (which notice shall be irrevocable once given and, if by telephone, shall be promptly confirmed in writing) substantially in the form attached hereto as Exhibit B (Notice of Borrowing) or Exhibit C (Notice of Continuation/Conversion), as applicable, or in such other form acceptable to the Agent under the Revolving Credit Commitments. Notices of the continuation of such a Borrowing of Eurodollar Loans for an additional Interest Period or of the conversion of part or all of such a Borrowing of Base Rate Loans into Eurodollar Loans must be given by no later than 11:00 a.m. (Chicago time) at least 3 Business Days before the date of the requested continuation or conversion. All such notices concerning the advance, continuation, or conversion of a Borrowing under the Revolving Credit Commitments shall specify the date of the requested advance, continuation, or conversion of a Borrowing (which shall be a Business
Day), the amount of the requested Borrowing to be advanced, continued, or converted, the type of Loans to comprise such new, continued, or converted Borrowing and, if such Borrowing is to be comprised of Eurodollar Loans, the Interest Period applicable thereto. The Borrower agrees that the Agent may rely on any such telephonic or telecopy notice given by any person the Agent in good faith believes is an Authorized Representative without the necessity of independent investigation, and in the event any such notice by telephone conflicts with any written confirmation, such telephonic notice shall govern if the Agent has acted in good faith in reliance thereon.

     (b) NOTICE TO THE BANKS. The Agent shall give prompt telephonic or telecopy notice to each Bank of any notice from the Borrower received pursuant to Section 1.5(a) above and, if such notice requests the Banks to make Eurodollar Loans under the Revolving Credit Commitments, the Agent shall give notice to the Borrower and each Bank by like means of the interest rate applicable thereto promptly after the Agent has made such determination.

     (c) BORROWER'S FAILURE TO NOTIFY; AUTOMATIC CONTINUATIONS AND CONVERSIONS. Any outstanding Borrowing of Base Rate Loans under the Revolving Credit Commitments shall automatically be continued for an additional Interest Period on the last day of its then current Interest Period unless the Borrower has notified the Agent within the period required by Section 1.5(a) that the Borrower intends to convert such Borrowing, subject to Section 7.2 hereof, into a Borrowing of Eurodollar Loans under the Revolving Credit Commitments or such Borrowing is prepaid in accordance with Section 1.10(a). If the Borrower fails to give notice pursuant to Section 1.5(a) above of the continuation or conversion of any outstanding principal amount of a Borrowing of Eurodollar Loans before the last day of its then current Interest Period within the period required by Section 1.5(a) or, whether or not such notice has been given, one or more of the conditions set forth in Section 7.2 for the continuation or conversion of a Borrowing of Eurodollar Loans would not be satisfied and such Borrowing is not prepaid in accordance with Section 1.10(a), such Borrowing shall automatically be converted into a Borrowing of Base Rate Loans. In the event the Borrower fails to give notice pursuant to Section 1.5(a) above of a Borrowing equal to the amount of a Reimbursement Obligation and has not notified the Agent by 1:00 p.m. (Chicago time) on the day such Reimbursement Obligation becomes due that it intends to repay such Reimbursement Obligation through funds not borrowed under this Agreement, the Borrower shall be deemed to have requested a Borrowing of Base Rate Loans on such day in the amount of the Reimbursement Obligation then due, subject to Section 7 hereof, which Borrowing shall be applied to pay the Reimbursement Obligation then due.

     (d) DISBURSEMENT OF LOANS. Not later than 1:00 p.m. (Chicago time) on the date of any requested advance of a new Borrowing under the Revolving Credit Commitments, subject to Section 7 hereof, each Bank shall make available its Loan comprising part of such Borrowing in funds immediately available at the principal office of the Agent in Chicago, Illinois. The Agent shall make the proceeds of each new Borrowing available to the Borrower at the Agent's principal office in Chicago, Illinois (or by wire transfer of funds pursuant to the Borrower's written instructions to the Agent).

     (e) AGENT RELIANCE ON BANK FUNDING. Unless the Agent shall have been notified by a Bank prior to (or, in the case of a Borrowing of Base Rate Loans, by 1:00 p.m. (Chicago time) on) the date on which such Bank is scheduled to make payment to the Agent of the proceeds of a Loan (which notice shall be effective upon receipt) that such Bank does not intend to make such payment, the Agent may assume that such Bank has made such payment when due and the Agent may in reliance upon such assumption (but shall not be required to) make available to the Borrower the proceeds of the Loan to be made by such Bank and, if any Bank has not in fact made such payment to the Agent, such Bank shall, on demand, pay to the Agent the amount made available to the Borrower attributable to such Bank together with interest thereon in respect of each day during the period commencing on the date such amount was made available to the Borrower and ending on (but excluding) the date such Bank pays such amount to the Agent at a rate per annum equal to (i) from the date the related advance was made by the Agent to the date 2 Business Days after payment by such Bank is due hereunder, the Federal Funds Rate for each such day and (ii) from the date 2 Business Days after the date such payment is due from such Bank to the date such payment is made by such Bank, the Base Rate in effect for each such day. If such amount is not received from such Bank by the Agent immediately upon demand, the Borrower will, on demand, repay to the Agent the proceeds of the Loan attributable to such Bank with interest thereon at a rate per annum equal to the interest rate applicable to the relevant Loan, but without such payment being considered a payment or prepayment of a Loan under Section 1.12 hereof, so that the Borrower will have no liability under such Section with respect to such payment.

     SECTION 1.6. DEFAULT RATE ON REVOLVING LOANS. Notwithstanding anything to the contrary contained in Section 1.3 hereof, while any Event of Default exists and is continuing or after acceleration, the Borrower shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all Revolving Loans (computed on the basis of a year of 360 days and actual days elapsed) at a rate per annum equal to:

               (a) for any Base Rate Loan, the sum of 2% plus the highest Applicable Margin (regardless of the Total Leverage Ratio at such time) plus the Base Rate from time to time in effect; and

               (b) for any Eurodollar Loan, the sum of 2% plus the highest rate of interest in effect thereon at the time of such default until the end of the Interest Period applicable thereto and, thereafter at a rate per annum equal to the sum of 2% plus the highest Applicable Margin (regardless of the Total Leverage Ratio at such time) for Base Rate Loans plus the Base Rate from time to time in effect;

PROVIDED, HOWEVER, that in the absence of acceleration, any adjustments pursuant to this Section 1.6 shall be made at the election of the Required Banks with written notice to the

Borrower. While any Event of Default exists and is continuing or after acceleration, interest shall be paid on demand of the Agent at the request or with the consent of the Required Banks.

     SECTION 1.7. SWING LOANS. (a) GENERALLY. Subject to all of the terms and conditions hereof, Agent agrees to make loans in U.S. Dollars to the Borrower under the Swing Line ("SWING LOANS") which shall not in the aggregate at any time outstanding exceed the lesser of (i) $5,000,000 (as the same may be reduced pursuant hereto, the "SWING LINE COMMITMENT") or (ii) the difference between the Revolving Credit Commitments in effect at such time and the aggregate amount of all Revolving Loans and L/C Obligations outstanding at the time of computation. The Swing Line Commitment shall be available to the Borrower and may be availed of by the Borrower from time to time and borrowings thereunder may be repaid and used again during the period ending on the Revolving Credit Termination Date; PROVIDED that each Swing Loan must be repaid on the last day of the Interest Period applicable thereto. Each Swing Loan shall be in a minimum amount of $100,000. Without regard to the face principal amount of the Swing Line Note, the actual principal amount at any time outstanding and owing by the Borrower on account of the Swing Line Note during the period ending on the Revolving Credit Termination Date shall be the sum of all Swing Loans then or theretofore made thereon less all payments actually received thereon during such period. The Agent shall record on its books and records or on a schedule to the Swing Line Note the amount of each Swing Loan made by it, all payments of principal and interest and the principal balance from time to time outstanding thereon, and, for any Swing Loan bearing interest at Agents' Quoted Rate, the Interest Period and the interest rate applicable thereto. The record thereof, whether shown on such books and records of the Agent or on a schedule to the Swing Line Note, shall be PRIMA FACIE evidence as to all such matters; PROVIDED, HOWEVER, that the Agent's failure to record any of the foregoing or any error in any such record shall not limit or otherwise affect the obligation of the Borrower to repay all Swing Loans made to it hereunder together with accrued interest thereon.

     (b) INTEREST ON SWING LOANS. Each Swing Loan shall bear interest until maturity (whether by acceleration or otherwise) at a rate per annum equal to (i) the sum of the Base Rate plus the Applicable Margin for Base Rate Loans as from time to time in effect or (ii) the Agent's Quoted Rate. Interest on each Swing Loan shall be due and payable prior to such maturity on the last day of each Interest Period applicable thereto. Notwithstanding anything to the contrary contained in this Section 1.7(b) hereof, while any Event of Default exists or after acceleration, the Borrower shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all Swing Loans (computed on the basis of a year of 365 or 366 days, as the case may be, and the actual days elapsed) at a rate per annum equal to
(a) for any Swing Loan bearing interest with reference to the Base Rate, the sum of 2% plus the highest Applicable Margin (regardless of the Total Leverage Ratio at such time) for Base Rate Loans plus the Base Rate from time to time in effect; and (b) for any Swing Loan bearing interest with reference to the Agent's Quoted Rate, the sum of 2% plus the highest rate of interest in effect thereon at the time of such default until the end of the Interest Period applicable thereto and, thereafter, at a rate per annum equal to the sum of 2% plus the highest Applicable Margin (regardless of the Total Leverage Ratio at such time) for Base Rate Loans plus the Base Rate from time to time in effect; PROVIDED, HOWEVER, that in the absence of acceleration, any adjustments pursuant to this Section 1.7(b) shall be made at the election of the Required Banks with written notice to the Borrower. While any Event of Default exists and is continuing or after acceleration, interest shall be paid on demand of the Agent at the request or with the consent of the Required Banks.

     (c) REQUESTS FOR SWING LOANS. The Borrower shall give the Agent prior notice (which may be written or oral) no later than 2:00 p.m. (Chicago time) on the date upon which the Borrower requests that any Swing Loan be made, of the amount and date of such Swing Loan and the Interest Period selected therefor. Within thirty (30) minutes after receiving such notice, Agent shall in its discretion quote an interest rate to the Borrower at which the Agent would be willing to make such Swing Loan available to the Borrower for a given Interest Period (the rate so quoted for a given Interest Period being herein referred to as "AGENT'S QUOTED RATE"). The Borrower acknowledges and agrees that the interest rate quote is given for immediate and irrevocable acceptance, and if the Borrower does not so immediately accept Agent's Quoted Rate for the full amount requested by the Borrower for such Swing Loan, the Agent's Quoted Rate shall be deemed immediately withdrawn and such Swing Loan shall bear interest at the rate per annum determined by adding the Applicable Margin for Base Rate Loans to the Base Rate as from time to time in effect. Subject to all of the terms and conditions hereof, the proceeds of such Swing Loan shall be made available to the Borrower on the date so requested at the offices of the Agent in Chicago, Illinois (or by wire transfer of funds pursuant to the Borrower's written instructions to the Agent). Anything contained in the foregoing to the contrary notwithstanding (i) the obligation of Agent to make Swing Loans shall be subject to all of the terms and conditions of this Agreement and (ii) the Agent shall not be obligated to make more than one Swing Loan during any one day.

     (d) REFUNDING LOANS. In its sole and absolute discretion, the Agent may at any time, on behalf of the Borrower (which hereby irrevocably authorizes the Agent to act on its behalf for such purpose) and with notice to the Borrower, request each Bank to make a Revolving Loan in the form of a Base Rate Loan in an amount equal to such Bank's Revolver Percentage of the amount of the Swing Loans outstanding on the date such notice is given. Unless an Event of Default described in Section 9.1(i) or 9.1(j) exists and is continuing with respect to the Borrower, each Bank shall make the proceeds of its requested Revolving Loan available to Agent, in immediately available funds, at the Agent's principal office in Chicago, Illinois, before 12:00 Noon (Chicago time) on the Business Day following the day such notice is given. The proceeds of such Revolving Loans shall be immediately applied to repay the outstanding Swing Loans.

     (e) PARTICIPATIONS. If any Bank refuses or otherwise fails to make a Revolving Loan when requested by the Agent pursuant to Section 1.7(d) above (because an Event of Default described in Section 9.1(i) or 9.1(j) exists with respect to the Borrower or otherwise), such Bank will, by the time and in the manner such Revolving Loan was to have been funded to the Agent, purchase from the Agent an undivided participating interest in the outstanding Swing Loans in an amount equal to its Revolver Percentage of the aggregate principal amount of Swing Loans that were to have been repaid with such Revolving Loans, PROVIDED no purchase of a participation in a Swing Loan bearing interest at Agent's Quoted Rate need be made until after expiration of the Interest Period applicable thereto. Each Bank that so purchases a participation in a Swing Loan shall thereafter be entitled to receive its Revolver Percentage of each payment of principal received on the Swing Loan and of interest received thereon accruing from the date such Bank funded to Agent its participation in such Loan. The several obligations of the Banks under this

Section 1.7(e) shall be absolute, irrevocable and unconditional under any and all circumstances whatsoever and shall not be subject to any set-off, counterclaim or defense to payment which any Bank may have or have had against the Borrower, any other Bank or any other Person whatever. Without limiting the generality of the foregoing, such obligations shall not be affected by any Default or Event of Default or by any reduction or termination of the Revolving Credit Commitments of any Bank, and each payment made by an Bank under this
Section 1.7(e) shall be made without any offset, abatement, withholding or reduction whatsoever.

     SECTION 1.8. INTEREST PERIODS FOR ALL LOANS. As provided in Section 1.5(a) or 1.7(c) hereof, at the time of each request to advance, continue, or create by conversion a Borrowing of Eurodollar Loans or of a Swing Loan, the Borrower shall select an Interest Period applicable to such Loans from among the available options. The term "INTEREST PERIOD" means the period commencing on the date a Borrowing of Loans is advanced, continued, or created by conversion and ending: (a) in the case of Base Rate Loans, on the last day of the calendar month in which such Borrowing is advanced, continued, or created by conversion (or on the last day of the following calendar month if such Loan is advanced, continued or created by conversion on the last day of a calendar month), (b) in the case of a Eurodollar Loan, 1, 2, 3 or 6 months thereafter, and (c) in the case of Swing Loans, on the date one (1) to ten (10) Business Days thereafter as mutually agreed by the Agent and the Borrower; PROVIDED, HOWEVER, that:

               (i) any Interest Period for a Borrowing of Revolving Loans or Swing Loans consisting of Base Rate Loans that otherwise would end after the Revolving Credit Termination Date shall end on the Revolving Credit Termination Date;

               (ii) no Interest Period with respect to any portion of the Revolving Loans or Swing Loans shall extend beyond the Revolving Credit Termination Date;

               (iii) whenever the last day of any Interest Period would otherwise be a day that is not a Business Day, the last day of such Interest Period shall be extended to the next succeeding Business Day, provided that, if such extension would cause the last day of an Interest Period for a Borrowing of Eurodollar Loans to occur in the following calendar month, the last day of such Interest Period shall be the immediately preceding Business Day; and

               (iv) for purposes of determining an Interest Period for a Borrowing of Eurodollar Loans, a month means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month; PROVIDED, HOWEVER, that if there is no numerically corresponding day in the month in which such an Interest Period is to end or if such an Interest Period begins on the last Business Day of a calendar month, then such Interest Period shall end on the last Business Day of the calendar month in which such Interest Period is to end.

     SECTION 1.9. MATURITY OF LOANS. Each Revolving Loan shall mature and become due and payable by the Borrower on the Revolving Credit Termination Date. Each Swing Loan shall mature and become due and payable by the Borrower on the last day of the Interest Period applicable thereto.

     SECTION 1.10. PREPAYMENTS. (a) OPTIONAL. The Borrower shall have the right of prepaying, without premium or penalty (except for amounts due the Banks under Section 1.12 hereof), in whole or in part (but, if in part, then: (i) if such Revolving Loan or Swing Loan Borrowing is of Base Rate Loans, in an amount not less than $100,000, (ii) if such Revolving Loan Borrowing is of Eurodollar Loans, in an amount not less than $1,000,000, and (iii) in each case, in an amount such that the minimum amount required for a Borrowing pursuant to Section
1.4 and 1.7 hereof remains outstanding) any Borrowing of Eurodollar Loans at any time upon 3 Business Days prior notice to the Agent or, in the case of a Borrowing of Base Rate Loans or of Swing Loans, notice delivered to the Agent by the Borrower no later than 11:00 a.m. (Chicago time) on the date of prepayment, such prepayment to be made by the payment of the principal amount to be prepaid and, with respect to any Fixed Rate Loan, accrued interest thereon to the date fixed for prepayment plus any amounts due the Banks under Section 1.12 hereof. Swing Loans bearing interest at Agent's Quoted Rate may only be voluntarily paid on the last day of the Interest Period then applicable to such Loans. The Agent will promptly advise each Bank of any such prepayment notice it receives from the Borrower. Any amount of Revolving Loans or Swing Loans paid or prepaid before the Revolving Credit Termination Date may, subject to the terms and conditions of this Agreement, be borrowed, repaid and borrowed again.

     (b) MANDATORY. (i) The Borrower shall, on each date the Revolving Credit Commitments are reduced pursuant to Section 1.13 hereof, prepay the Revolving Loans and Swing Loans and, if necessary, prefund the L/C Obligations by the amount, if any, necessary to reduce the sum of the aggregate principal amount of Revolving Loans, Swing Loans, and L/C Obligations then outstanding to the amount to which the Revolving Credit Commitments have been so reduced.

     (ii) Unless the Borrower otherwise directs, prepayments of Loans under this Section 1.10(b) shall be applied first to Borrowings of Base Rate Loans and Swing Loans until payment in full thereof with any balance applied to Borrowings of Eurodollar Loans in the order in which their Interest Periods expire. Each prepayment of Loans under this Section 1.10(b) shall be made by the payment of the principal amount to be prepaid and accrued interest thereon to the date of prepayment together with any amounts due the Banks under Section 1.12 hereof. Each prefunding of L/C Obligations shall be made in accordance with Section 9.4 hereof.

     SECTION 1.11. THE NOTES. (a) The Revolving Loans made to the Borrower by a Bank shall be evidenced by a single promissory note of the Borrower issued to such Bank in the form of Exhibit D hereto. Each such promissory note is hereinafter referred to as a "REVOLVING NOTE" and collectively such promissory notes are referred to as the "REVOLVING NOTES."

     (b) The Swing Loans made to the Borrower by the Agent shall be evidenced by a single promissory note of the Borrower issued to the Agent in the form of Exhibit E hereto. This promissory note is hereinafter referred to as the "SWING LINE NOTE."

     (c) Each Bank shall record on its books and records or on a schedule to its appropriate Note the amount of each Loan advanced, continued or converted by it, all payments of principal and interest and the principal balance from time to time outstanding thereon, the type of such Loan, and, for any Eurodollar Loan or Swing Loan, the Interest Period and the interest rate applicable thereto. The record thereof, whether shown on such books and records of a Bank or on a schedule to the relevant Note, shall be PRIMA FACIE evidence as to all such matters; PROVIDED, HOWEVER, that the failure of any Bank to record any of the foregoing or any error in any such record shall not limit or otherwise affect the obligation of the Borrower to repay all Loans made to it hereunder together with accrued interest thereon. At the request of any Bank and upon such Bank tendering to the Borrower the appropriate Note to be replaced, the Borrower shall furnish a new Note to such Bank to replace any outstanding Note, and at such time the first notation appearing on a schedule on the reverse side of, or attached to, such Note shall set forth the aggregate unpaid principal amount of all Loans, if any, then outstanding thereon.

     (d) As soon as practicable, but in no event later than one (1) Business Day after prior written notice from the Borrower to a Bank, such Bank shall provide to the Borrower a written payoff letter from such Bank setting forth the amount required to pay the Notes in full as of the date or dates requested by the Borrower and any other amounts due by the Borrower hereunder (with a per diem amount owing thereafter).

     SECTION 1.12. FUNDING INDEMNITY. If any Bank (including for such purposes, the Agent in the case of a Swing Loan which is a Fixed Rate Loan) shall incur any loss, cost or expense (including, without limitation, any loss of profit, and any loss, cost or expense incurred by reason of the liquidation or re-employment of deposits or other funds acquired by such Bank to fund or maintain any Fixed Rate Loan or the relending or reinvesting of such deposits or amounts paid or prepaid to such Bank) as a result of:

               (a) any payment, prepayment or conversion of a Fixed Rate Loan on a date other than the last day of its Interest Period for any reason, whether before or after default, and whether or not such payment is required by any provisions of this Agreement (other than any such prepayment as a result of Section 10.1 hereof),

               (b) any failure (because of a failure to meet the conditions of Section 7 or otherwise) by the Borrower to borrow a Fixed Rate Loan on the date specified in a notice given pursuant to Section 1.5(a) or 1.7(c), as the case may be, or

               (c) any failure (because of a failure to meet the conditions of Section 7 or otherwise) by the Borrower to continue a Eurodollar Loan, or to convert a Base Rate Loan into a Eurodollar Loan, in each case on the date specified in a notice given pursuant to Section 1.5(a), then, upon the demand of such Bank, the Borrower shall pay to such Bank such amount as will reimburse such Bank for such loss, cost or expense. If any Bank makes such a claim for compensation, it shall provide to the Borrower, with a copy to the Agent, a certificate setting forth the amount of such loss, cost or expense in reasonable detail (including an explanation of the basis for and the computation of such loss, cost or expense) and the amounts shown on such certificate shall be deemed prima facie correct if reasonably determined and absent manifest error; PROVIDED, HOWEVER, that the Borrower shall not be obligated to pay any such amount or amounts to the extent such loss, cost or expense was incurred by such Bank (x) more than ninety (90) days prior to the date of the delivery of such certificate (nothing herein to impair or otherwise affect the Borrower's liability hereunder for any subsequent loss, cost or expense incurred by such Bank) or (y) to the extent such loss, cost or expense was caused by such Bank's gross negligence or willful misconduct.

     SECTION 1.13. COMMITMENT TERMINATIONS. (a) OPTIONAL TERMINATIONS. The Borrower shall have the right at any time and from time to time, upon 3 Business Days' prior written notice to the Agent, to terminate the Revolving Credit Commitments without premium or penalty and in whole or in part, any partial termination to be (i) in an amount not less than $1,000,000 and which is an integral multiple of $1,000,000 and (ii) allocated ratably among the Banks in proportion to their respective Revolver Percentages, provided that (x) the Revolving Credit Commitments may not be reduced to an amount less than the sum of the aggregate principal amount of Revolving Loans, Swing Loans, and L/C Obligations then outstanding and (y) any reduction of the Revolving Credit Commitments to an amount less than the Swing Line Commitment or L/C Sublimit shall automatically reduce the Swing Line Commitment or L/C Sublimit, as the case may be, to such amount as well. The Agent shall give prompt notice to each Bank of any such termination of the Revolving Credit Commitments.

     (b) MANDATORY TERMINATIONS. (i) CHANGE OF CONTROL. After the occurrence of a Change of Control, the Required Banks may, by written notice to the Borrower at any time on or before the date occurring 180 days after the date the Borrower notifies the Banks of such Change of Control, terminate the remaining Commitments and all other obligations of the Banks hereunder on the date stated in such notice (which shall in no event be sooner than (A) three (3) days after such notice is given or (B) the day on which the Borrower repays any other Indebtedness for Borrowed Money). On the date the Commitments are so terminated, all outstanding Obligations (including, without limitation, all principal of and accrued interest on the Notes) shall forthwith be due and payable without further demand, presentment, protest, or notice of any kind and the Borrower shall immediately pay to the Banks the full amount then available for drawing under each Letter of Credit, such amount to be held in the Collateral Account referred to in Section 9.4 hereof (the Borrower agreeing to immediately make such payment on the date the Commitments are so terminated and acknowledging and agreeing that the Banks would not have an adequate remedy at law for the failure by the Borrower to honor any such demand and that the Banks, and the Agent on their behalf, shall have the right to require the Borrower to specifically perform such undertaking whether or not any drawings or other demands for payment have been made under any of the Letters of Credit).

     (ii) DISPOSITIONS AND EVENTS OF LOSS. If after the date of this Agreement the Borrower or any Subsidiary shall at any time or from time to time make or agree to make a Disposition or shall suffer an Event of Loss resulting in Net Cash Proceeds in excess of $2,000,000 on a cumulative basis in any fiscal year of the Borrower, then (x) the Borrower shall promptly notify the Agent of such proposed Disposition or Event of Loss (including the amount of the estimated Net Cash Proceeds to be received by the Borrower or such Subsidiary in respect thereof) and (y) on the Business Day of receipt by the Borrower or the Subsidiary of the Net Cash Proceeds of such Disposition or Event of Loss, the Revolving Credit Commitments shall ratably reduce by an amount equal to 100% of such excess of the Net Cash Proceeds over such $2,000,000 cumulative amount; PROVIDED that in the case of each Disposition and Event of Loss, if the Borrower states in its notice of such event that the Borrower or the applicable Subsidiary intends to reinvest, within

180 days of the applicable Disposition or receipt of Net Cash Proceeds from an Event of Loss, the Net Cash Proceeds thereof in assets to be used in their business then, so long as no Event of Default then exists, no such reduction of the Revolving Credit Commitments shall be required under this Section during such 180-day reinvestment period. Promptly after the end of such 180-day period, the Borrower shall notify the Agent whether the Borrower or such Subsidiary has reinvested such Net Cash Proceeds in such business assets, and to the extent such Net Cash Proceeds have not been so reinvested, such reduction of the Revolving Credit Commitments in the amount of such Net Cash Proceeds not so reinvested shall occur. The Borrower acknowledges that its performance hereunder shall not limit the rights and remedies of the Banks for any breach of Section
8.10 hereof.

     (iii) EQUITY ISSUANCE. If after the date of this Agreement the Borrower or any Subsidiary shall issue new equity securities (whether common or preferred stock or otherwise), other than common stock issued in connection with the exercise of employee stock options or equity plans, equity securities issued as consideration for any Acquisition permitted by Section 8.9(o) hereof, and equity securities issued in connection with a Client Services Arrangement, or dispose of any treasury stock, the Borrower shall promptly notify the Agent of the estimated Net Cash Proceeds of such issuance or disposition, as the case may be, to be received by or for the account of the Borrower or such Subsidiary in respect thereof. On the Business Day of receipt by the Borrower or such Subsidiary of Net Cash Proceeds of such issuance or disposition, the Revolving Credit Commitments shall ratably reduce by an amount equal to 50% of the amount of such Net Cash Proceeds. The Borrower acknowledges that its performance hereunder shall not limit the rights and remedies of the Banks for any breach of
Section 8.11 hereof.

     (iv) DEBT ISSUANCE. If after the date of this Agreement the Borrower or any Subsidiary shall issue new debt securities by public offering or private placement or in evidence of loans extended by banks or other institutional investors, the Borrower shall promptly notify the Agent of the estimated Net Cash Proceeds of such issuance to be received by or for the account of the Borrower or such Subsidiary in respect thereof. Within one Business Day following receipt by the Borrower or such Subsidiary of Net Cash Proceeds of such issuance, the Revolving Credit Commitments shall ratably reduce by an amount equal to 100% of the amount of such Net Cash Proceeds. The Borrower acknowledges that its performance hereunder shall not limit the rights and remedies of the Banks arising from any breach of Section 8.7 hereof.

     (v) In the event the Revolving Credit Commitments at any time exceed $55,000,000, the Revolving Credit Commitments shall thereafter be reduced by $1,250,000 on the last day of each calendar quarter ending thereafter (in any event not commencing prior to March 31, 2003), until the aggregate amount of the Revolving Credit Commitments are reduced to $55,000,000.

     (vi) The Revolving Credit Commitments shall ratably terminate by the amounts and at the times required under Section 1.10(b) hereof.

     (c) Any termination of the Commitments pursuant to this Section 1.13 may not be reinstated.

     SECTION 1.14. RATE DETERMINATIONS. The Agent shall determine each interest rate applicable to the Loans and the Reimbursement Obligations hereunder in accordance with the provisions hereof, and its determination thereof shall be conclusive and binding except in the case of manifest error.

SECTION 2.     FEES, SUBSTITUTION OF BANKS AND ADDITIONAL BANKS.

     SECTION 2.1. FEES. (a) REVOLVING CREDIT COMMITMENT FEE. The Borrower shall pay to the Agent for the ratable account of the Banks in accordance with their Revolver Percentages a commitment fee at the rate per annum equal to the Applicable Margin (computed on the basis of a year of 365 or 366 days as the case may be, and the actual number of days elapsed) on the average daily Unused Revolving Credit Commitments. Such commitment fee shall be payable quarterly in arrears on the last day of each calendar quarter in each year (commencing December 31, 2002) and on the Revolving Credit Termination Date, unless the Revolving Credit Commitments are terminated in whole on an earlier date, in which event the commitment fee for the period to the date of such termination in whole shall be paid on the date of such termination.

     (b) LETTER OF CREDIT FEES. Quarterly in arrears, on the last day of each calendar quarter, the Borrower shall pay to the Issuing Bank for its own account a facing fee equal to .125% per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and the actual number of days elapsed) applied to the daily average face amount of standby Letters of Credit outstanding during such quarter. Quarterly in arrears, on the last day of each calendar quarter in each year (commencing December 31, 2002) and on the Revolving Credit Termination Date, unless the Revolving Credit Commitments are terminated in whole on an earlier date, in which event the fee for the period to the date of such termination in whole shall be paid on the date of such termination, the Borrower shall pay to the Agent, for the ratable benefit of the Banks in accordance with their Revolver Percentages, a letter of credit fee at a rate per annum equal to the Applicable Margin (computed on the basis of a year of 365 or 366 days, as the case may be, and the actual number of days elapsed) in effect during each day of such quarter applied to the daily average face amount of Letters of Credit which are outstanding during such quarter. In addition, the Borrower shall pay to the Issuing Bank for its own account the Issuing Bank's standard drawing, negotiation, amendment, and other administrative fees for each Letter of Credit (whether a commercial Letter of Credit or a standby Letter of Credit). Such standard fees referred to in the preceding sentence may be established by the Agent from time to time.

     (c) AGENT FEES. The Borrower shall pay to the Agent the fees set forth in that certain fee letter dated November 12, 2002, by and among the Borrower and Harris Trust and Savings Bank, or as otherwise agreed to by the Agent and the Borrower.

     (d) AUDIT FEES. The Borrower shall pay to the Agent for its own use and benefit charges for audits of the Collateral performed by the Agent or its agents or representatives in such amounts as the Agent may from time to time request (the Agent acknowledging and agreeing that such charges shall be computed in the same manner as it at the time customarily uses for the assessment of charges for similar collateral audits); PROVIDED, HOWEVER, that in the absence of any Default and Event of Default, the Borrower shall not be required to pay the Agent for more than one such audit per calendar year.

     SECTION 2.2.   SUBSTITUTION OF BANKS. Upon the receipt by the Borrower of
(a) a claim from any Bank for compensation under Section 10.3 or 12.1 hereof, or
(b) notice by any Bank to the Borrower of any illegality pursuant to Section
10.1 hereof, or (c) in the event any Bank is a Defaulting Bank (any such Bank referred to in clause (a), (b), or (c) above being hereinafter referred to as an "AFFECTED BANK"), the Borrower may, in addition to any other rights the Borrower may have hereunder or under applicable law, require, at the Affected Bank's expense, any such Affected Bank to assign, at par plus accrued interest and fees, without recourse, all of its interest, rights and obligations hereunder (including all of its Commitments and the Revolving Loans and participation interests in Letters of Credit and other amounts at any time owing to it hereunder and the other Loan Documents) to a bank or other institutional lender specified by the Borrower, provided that (i) such assignment shall not conflict with or violate any law, rule, or regulation or order of any court or other governmental authority, (ii) the Borrower shall have received the written consent of the Agent, which consent shall not be unreasonably withheld or delayed, to such assignment, (iii) the Borrower shall have paid to the Affected Bank all monies (together with amounts due such Affected Bank under Section 1.12 hereof as if the Revolving Loans owing to it were prepaid rather than assigned) other than principal, and (iv) the assignment is entered into in accordance with the other requirements of Section 12.12 hereof.

     SECTION 2.3. DEFAULTING BANK. (a) COMMITMENT. Notwithstanding anything herein to the contrary, any commitment fee accrued with respect to the Revolving Credit Commitment of a Defaulting Bank during the period prior to the time such Bank became a Defaulting Bank and unpaid at such time shall not be payable by the Borrower so long as such Bank shall be a Defaulting Bank except to the extent that such commitment fee shall otherwise have been due and payable by the Borrower prior to such time; PROVIDED, HOWEVER, that no commitment fee shall accrue on the Revolving Credit Commitment of a Defaulting Bank so long as such Bank shall be a Defaulting Bank.

     (b) BORROWER'S REMEDIES. The rights and remedies against a Defaulting Bank under this Agreement, including without limitation this Section 2.3 and
Section 2.2 hereof, are in addition to other rights and remedies that the Borrower may have against such Defaulting Bank with respect to any Loan or unpaid Reimbursement Obligation which such Defaulting Bank has not funded, and that the Agent or any Bank may have against such Defaulting Bank with respect to any such Loan or Reimbursement Obligation.

SECTION 3.     PLACE AND APPLICATION OF PAYMENTS.

     All payments of principal of and interest on the Loans and the Reimbursement Obligations, and of all other Obligations payable by the Borrower under this Agreement and the other Loan Documents, shall be made by the Borrower to the Agent by no later than 1:00 p.m. (Chicago time) on the due date thereof at the office of the Agent in Chicago, Illinois (or such other location in the State of Illinois as the Agent may designate to the Borrower), for the benefit of the Bank or Banks entitled thereto. Any payments received after such time shall be deemed to have been received by the Agent on the next Business Day. All such payments shall be made in U.S. Dollars, in immediately available funds at the place of payment, in each case without set-off or counterclaim. The Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest on Loans and on Reimbursement Obligations in which the

Banks have purchased Participating Interests ratably to the Banks and like funds relating to the payment of any other amount payable to any Bank to such Bank, in each case to be applied in accordance with the terms of this Agreement.

     Anything contained herein to the contrary notwithstanding, all payments and collections received in respect of the Obligations or Hedging Liability and all proceeds of the Collateral received, in each instance, by the Agent or any of the Banks after the occurrence and during the continuation of an Event of Default shall be remitted to the Agent and distributed as follows:

               (a) first, to the payment of any outstanding costs and expenses reasonably incurred by the Agent, and any security trustee therefor, in monitoring, verifying, protecting, preserving or enforcing the Liens on the Collateral by the Agent, and any security trustee therefor, in protecting, preserving or enforcing rights under the Loan Documents, and in any event all costs and expenses of a character which the Borrower has agreed to pay the Agent under Section 12.15 hereof (such funds to be retained by the Agent for its own account unless it has previously been reimbursed for such costs and expenses by the Banks, in which event such amounts shall be remitted to the Banks to reimburse them for payments theretofore made to the Agent);

               (b) second, to the payment of the principal of and interest on the Swing Line Note;

               (c) third, to the payment of any outstanding interest or other fees or amounts due under the Notes and the other Loan Documents, in each case other than for principal on the Loans or in reimbursement or collateralization of L/C Obligations, pro rata as among the Agent and the Banks in accord with the amount of such interest and other fees or amounts owing each;

               (d) fourth, to the payment of the principal of the Notes, unpaid Reimbursement Obligations, together with amounts to be held by the Agent as collateral security for any other L/C Obligations pursuant to Section 9.4 hereof (until the Agent is holding an amount of cash equal to the then outstanding amount of all such L/C Obligations), and Hedging Liability, the aggregate amount paid to or held as collateral security for the Banks or their Affiliates to be allocated pro rata in accordance with the aggregate unpaid amounts owing to each holder thereof;

               (e) fifth, to the Agent, the Banks, and their Affiliates ratably in accordance with any other indebtedness, obligations or liabilities of the Borrower and its Subsidiaries owing to each of them and secured by the Collateral Documents (including, without limitation, Funds Transfer and Deposit Account Liability) to be allocated pro rata in accordance with the aggregate unpaid amounts owing to each holder thereof; and

               (f) sixth, to the Borrower or whomever else applicable law shall require.

SECTION 4.     GUARANTIES.

     SECTION 4.1. COLLATERAL. The Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability shall be secured by (a) valid, perfected and enforceable Liens on all right, title, and interest of the Borrower and each Material Subsidiary in all capital stock and other equity interests held by such Person in each of its direct Subsidiaries, whether now owned or hereafter formed or acquired, and all proceeds thereof, and (b) valid, perfected, and enforceable Liens on all right, title, and interest of the Borrower and each Material Subsidiary in all personal property, fixtures, and real estate, whether now owned or hereafter acquired or arising, and all proceeds thereof; PROVIDED, HOWEVER, that: (i) unless otherwise required by the Agent or the Required Banks during the existence of any Event of Default, Liens on deposit accounts maintaining balances not exceeding $1,000,000 in the aggregate need not be perfected and Liens on payroll accounts need not be perfected provided the total amount on deposit at any time does not exceed the current or reasonably anticipated amount of their payroll obligations, (ii) unless otherwise required by the Agent or the Required Banks during the existence of any Event of Default, Liens on vehicles which are subject to a certificate of title law need not be perfected provided that the total value of such property at any one time not so perfected shall not exceed $1,000,000 in the aggregate, (iii) unless otherwise required by the Agent or the Required Banks during the existence of any Event of Default, Liens on real estate and fixtures need not be perfected, (iv) unless otherwise required by the Agent or the Required Banks during the existence of any Event of Default, Liens on the Voting Stock of a Foreign Subsidiary which, if granted, would result in an adverse effect on the Borrower's federal income tax liability shall be limited to 65% of the total outstanding Voting Stock of such Foreign Subsidiary, (v) unless otherwise required by the Agent or the Required Banks during the existence of any Event of Default, Liens need not be granted on the assets of a Material Subsidiary which is a Foreign Subsidiary which, if granted, would result in an adverse effect on the Borrower's federal income tax liability, and (vi) unless otherwise required by the Agent or the Required Banks during the existence of any Event of Default, Liens on patents and trademarks need not be filed in the United States Patent and Trademark Office. The Borrower acknowledges and agrees that the Liens on the Collateral (as set forth above) shall be granted to the Agent for the benefit of the holder of the Obligations, the Hedging Liability, and the Funds Transfer and Deposit Account Liability and shall be valid and perfected first priority Liens subject only to Liens permitted by Section 8.8 hereof, in each case pursuant to one or more Collateral Documents, each in form and substance satisfactory to the Agent.

     SECTION 4.2. GUARANTIES. The payment and performance of the Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability shall at all times be guaranteed by each existing or hereafter acquired Material Subsidiary of the Borrower pursuant to one or more guaranty agreements in form and substance acceptable to the Agent, as the same may be amended, modified or supplemented from time to time (individually a "GUARANTY" and collectively the "GUARANTIES") (each Subsidiary delivering a Guaranty being hereinafter referred to as a "GUARANTOR" and collectively the "GUARANTORS"), PROVIDED that, unless otherwise required by the Agent or the Required Banks during the existence of any Event of Default, no Material Subsidiary which is a Foreign Subsidiary shall be required to be a Guarantor if by doing so it would result in an adverse effect on the Borrower's federal income tax liability.

     SECTION 4.3. FURTHER ASSURANCES. The Borrower agrees that it shall, and shall cause each Material Subsidiary to, from time to time at the request of the Agent or the Required Banks, execute and deliver such documents and do such acts and things as the Agent or the Required Banks may reasonably request in order to provide for or perfect or protect such Liens required by Section 4.1 above on the Collateral. In the event the Borrower or any Material Subsidiary (a "PARENT SUBSIDIARY") forms or acquires any other Subsidiary (a "NEW SUBSIDIARY") after the date hereof, the Borrower shall within 10 Business Days of such formation or acquisition cause such New Subsidiary to execute a Guaranty if such New Subsidiary is a Material Subsidiary to the extent required by Section 4.2 above, and cause such Parent Subsidiary and such New Subsidiary (if it is a Material Subsidiary) to execute such Collateral Documents to the extent required by
Section 4.1 above, in each case as the Agent may then require to obtain the Guaranties and perfect rights in the Collateral required by this Agreement, and the Borrower shall also deliver to the Agent, or cause such Guarantor and Parent Subsidiary to deliver to the Agent, at the Borrower's cost and expense, such other instruments, documents, certificates and opinions reasonably required by the Agent in connection therewith.

SECTION 5.     DEFINITIONS; INTERPRETATION.

     SECTION 5.1. DEFINITIONS. The following terms when used herein shall have the following meanings:

     "ACQUIRED BUSINESS" means the entity or assets acquired by the Borrower or a Subsidiary in an Acquisition, whether before or after the date hereof.

     "ACQUISITION " means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition of in excess of 50% of the capital stock, partnership interests, membership interests or equity of any Person, or otherwise causing any Person to become a Subsidiary, or (c) a merger or consolidation or any other combination with another Person (other than a Person that is a Subsidiary) provided that the Borrower or the Subsidiary is the surviving entity.

     "ADJUSTED LIBOR" is defined in Section 1.3(b) hereof.

     "AFFILIATE" means any Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, another Person. A Person shall be deemed to control another Person for the purposes of this definition if such Person possesses, directly or indirectly, the power to direct, or cause the direction of, the management and policies of the other Person, whether through the ownership of voting securities, common directors, trustees or officers, by contract or otherwise; PROVIDED THAT, in any event for purposes of this definition, any Person that owns, directly or indirectly, 15% or more of the securities having the ordinary voting power for the election of directors or governing body of a corporation or 15% or more of the partnership or other ownership interest of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person.

     "AGENT" means Harris Trust and Savings Bank, and any successor pursuant to
Section 11.7 hereof.

     "AGENT'S QUOTED RATE" is defined in Section 1.7(c) hereof.

     "AGREEMENT" means this Amended and Restated Credit Agreement, as the same may be amended, modified, restated or supplemented from time to time pursuant to the terms hereof.

     "APPLICABLE MARGIN" means, with respect to Loans, Reimbursement Obligations, and the commitment fees and letter of credit fees payable under
Section 2.1 hereof, until the first Pricing Date, the rates per annum shown opposite Level II below, and thereafter from one Pricing Date to the next the Applicable Margin means the rates per annum determined in accordance with the following schedule:

                                                APPLICABLE MARGIN
                                                  FOR BASE RATE
                                                   LOANS UNDER           APPLICABLE
                                                 REVOLVING CREDIT        MARGIN FOR
                                                       AND               EURODOLLAR
                                                   REIMBURSEMENT      LOANS AND LETTER    APPLICABLE MARGIN
                      TOTAL LEVERAGE RATIO       OBLIGATIONS SHALL      OF CREDIT FEE       FOR COMMITMENT
           LEVEL      FOR SUCH PRICING DATE             BE:               SHALL BE:          FEE SHALL BE:
            IV       Greater  than or  equal           1.00%                2.75%               0.50%
                     to 1.75 to 1.0

            III      Less  than 1.75 to 1.0,           0.50%                2.25%               0.45%
                     but  greater   than  or
                     equal to 1.25 to 1.0

            II       Less  than 1.25 to 1.0,           0.25%                2.00%               0.40%
                     but  greater   than  or
                     equal to 0.75 to 1.0

             I       Less than .75 to 1.0
                                                          0%                1.75%               0.35%

For purposes hereof, the term "PRICING DATE" means, for any fiscal quarter of the Borrower ending on or after December 31, 2002, the date on which the Administrative Agent is in receipt of the Borrower's most recent financial statements (and, in the case of the year-end financial statements, audit report) for the fiscal quarter then ended, pursuant to Section 8.5 hereof. The Applicable Margin shall be established based on the Total Leverage Ratio for the most recently completed fiscal quarter and the Applicable Margin established on a Pricing Date shall remain in effect until the next Pricing Date. If the Borrower has not delivered its financial statements by the date such financial statements (and, in the case of the year-end financial statements, audit report) are required to be delivered under Section 8.5 hereof, until such financial statements and audit report are delivered, the Applicable Margin shall be the highest Applicable Margin (i.e., the Total Leverage Ratio shall be deemed to be greater than 1.75 to 1.0). If the Borrower subsequently delivers such financial statements before the next Pricing Date, the Applicable Margin established by such late delivered financial statements shall take effect from the date of delivery until the next Pricing Date. In all other circumstances, the Applicable Margin established by such financial statements shall be in effect from the Pricing Date that occurs immediately after the end of the fiscal quarter covered by such financial statements until the next Pricing Date. Each determination of the Applicable Margin made by the Agent in accordance with the foregoing shall be conclusive and binding on the Borrower and the Banks if reasonably determined.

     "APPLICATION" is defined in Section 1.2(b) hereof.

     "AUTHORIZED REPRESENTATIVE" means the Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer and Vice President & Controller of the Borrower and those other persons (if any) shown on the list of officers provided by the Borrower pursuant to Section 7.1(h) hereof or on any update of any such list provided by the Borrower to the Agent, or any further or different officer of the Borrower so named by the Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer or Vice President & Controller of the Borrower in a written notice to the Agent.

     "BANK" is defined in the introductory paragraph of this Agreement and includes each assignee Bank pursuant to Section 12.12 hereof.

     "BASE RATE" is defined in Section 1.3(a) hereof.

     "BASE RATE LOAN" means a Loan bearing interest at a rate specified in
Section 1.3(a) hereof.

     "BORROWER" is defined in the introductory paragraph of this Agreement.

     "BORROWING" means the total of Loans of a single type advanced, continued for an additional Interest Period, or converted from a different type into such type by the Banks under a Credit on a single date and, in the case of Eurodollar Loans, for a single Interest Period. Borrowings of Loans are made and maintained ratably from each of the Banks under a Credit according to their Percentages of such Credit. A Borrowing is "ADVANCED" on the day Banks advance funds comprising such Borrowing to the Borrower, is "CONTINUED" on the date a new Interest Period for the same type of Loans commences for such Borrowing, and is "CONVERTED" when such Borrowing is changed from one type of Loans to the other, all as requested by the Borrower pursuant to Section 1.5(a). Borrowings of Swing Loans are made from the Agent in accordance with the procedures of Section 1.7 hereof.

     "BUSINESS DAY" means any day (other than a Saturday or Sunday) on which banks are not authorized or required to close in Chicago, Illinois, and, if the applicable Business Day relates to the advance or continuation of, or conversion into, or payment of a Eurodollar Loan, on which banks are dealing in U.S. Dollar deposits in the interbank eurodollar market in London, England.

     "CAPITAL EXPENDITURES" means, with respect to any Person the aggregate amount of all expenditures (whether paid in cash or accrued as a liability) by such Person during any period which, in accordance with GAAP, are or should be included as "additions to property, plant or equipment" or similar items reflected in the statement of cash flows of such Person.

     "CAPITAL LEASE" means any lease of Property which in accordance with GAAP is required to be capitalized on the balance sheet of the lessee.

     "CAPITALIZED LEASE OBLIGATION" means, for any Person, the amount of the liability shown on the balance sheet of such Person in respect of a Capital Lease determined in accordance with GAAP.

     "CHANGE OF CONTROL" means the occurrence of any one or more of the following: (a) the acquisition by any "PERSON" or "GROUP" (as such terms are used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than the Schwartz Group, at any time of beneficial ownership of 30% or more of the Voting Stock of the Borrower on a fully-diluted basis, (b) the failure of the Schwartz Group at any time and for any reason to own both legally and beneficially at least 30% or more of the Voting Stock of the Borrower on a fully-diluted basis, or (c) the failure of individuals who are members of the board of directors of the Borrower on the date of this Agreement (together with any new or replacement directors whose nomination for election was approved by a majority of the directors who were either directors on the date of this Agreement or otherwise so approved) to constitute a majority of the board of directors of the Borrower

     "CLIENT SERVICES ARRANGEMENT" means any transaction pursuant to which the Borrower or any Subsidiary (i) obtains the right to provide new or additional outsourcing services to a new or existing client and (ii) (A) purchases from the client or other predecessor provider of such services: facilities, equipment, employment rights to employees or other assets previously used in providing such services, or a controlling interest in any business entity owning such services, or (B) pays the client a sum of money in exchange for a long-term commitment to utilize the Borrower's or such Subsidiary's outservicing services.

     "CODE" means the Internal Revenue Code of 1986, as amended, and any successor statute thereto.

     "COLLATERAL" means all properties, rights, interests and privileges from time to time subject to the Liens granted to the Agent, or any security trustee therefor, by the Collateral Documents.

     "COLLATERAL ACCOUNT" is defined in Section 9.4 hereof.

     "COLLATERAL DOCUMENTS" means the Security Agreement, Pledge Agreement, and all other security agreements, pledge agreements, assignments, financing statements and other documents as shall from time to time secure or relate to the Obligations, the Hedging Liability, and the Funds Transfer and Deposit Account Liability, or any part thereof.

     "COMMITMENTS" means the Revolving Credit Commitments and the Swing Line Commitment.

     "CONTROLLED GROUP" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any Subsidiary, are treated as a single employer under Section 414 of the Code.

     "CREDIT" means the Revolving Credit and the Swing Line.

     "CREDIT EVENT" means the advancing of any Loan, the continuation of or conversion into a Eurodollar Loan, or the issuance of, or extension of the expiration date or increase in the amount of, any Letter of Credit.

     "DEFAULT" means any event or condition the occurrence of which would, with the passage of time or the giving of notice, or both, constitute an Event of Default.

     "DEFAULTING BANK" means a Bank which has failed to fund as and when required by the terms and conditions of this Agreement such Bank's ratable share of any Loan or unpaid Reimbursement Obligation hereunder, if and so long as such failure continues unremedied.

     "DISPOSITION" means the sale, lease, conveyance, or other disposition of Property, other than sales or other dispositions expressly permitted under
Section 8.10(a) or 8.10(b) hereof.

     "DOMESTIC SUBSIDIARY" means any Subsidiary organized under the laws of the United States of America, any State thereof or the District of Columbia.

     "EBITDA" means, with reference to any period, Net Income for such period PLUS the sum (without duplication) of all amounts deducted in arriving at such Net Income amount in respect of (a) Interest Expense for such period, (b) federal, state and local income taxes for such period, (c) all amounts properly charged for depreciation of fixed assets and amortization of intangible assets (including, without limitation, goodwill, deferred expenses and organization costs) for such period, and (d) for periods ending on or before September 30, 2003, the amount of non-cash charges not to exceed $5,000,000 during the relevant period, and for periods ending thereafter, non-cash charges incurred not to exceed $2,500,000 during the relevant period.

     "ELIGIBLE LINE OF BUSINESS" means any one or more of the principal lines of business in which the Borrower is engaged as of the date hereof and each line of business related thereto.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute thereto.

     "EURODOLLAR LOAN" means a Loan bearing interest at the rate specified in
Section 1.3(b) hereof.

     "EURODOLLAR RESERVE PERCENTAGE" is defined in Section 1.3(b) hereof.

     "EVENT OF DEFAULT" means any event or condition identified as such in
Section 9.1 hereof.

     "EVENT OF LOSS" means, with respect to any Property, any of the following:
(a) any loss, destruction or material damage of such Property or (b) any condemnation, seizure, or taking, by exercise of the power of eminent domain or otherwise, of such Property, or confiscation of such Property or the requisition of the use of such Property by a governmental authority having the force of law.

     "EXCESS CASH" means the difference between (a) all cash and cash equivalents as defined in accordance with GAAP which are unrestricted and freely available to the Borrower or any Domestic Subsidiary (other than restrictions in the form of early withdrawal penalties for time deposits and other similar instruments) in one or more accounts maintained in the United States of America with a Bank party hereto which are free and clear of any Liens other than Liens granted in favor of the Agent and any unasserted rights of offset of the relevant depositary financial institution minus (b) $5,000,000.

     "FEDERAL FUNDS RATE" means the fluctuating interest rate per annum described in part (x) of clause (ii) of the definition of Base Rate appearing in
Section 1.3(a) hereof.

     "FIXED CHARGES" means, with reference to any period, the sum (without duplication) of (a) the aggregate amount of payments required to be made by the Borrower and its Subsidiaries during such period in respect of principal on all Indebtedness for Borrowed Money (whether at maturity, as a result of mandatory sinking fund redemption, mandatory prepayment, acceleration or otherwise, but excluding payments made on the Revolving Credit except for the $1,250,000 quarterly reductions in the Revolving Credit Commitment required under Section 1.13(b)(v) hereof which shall be deemed to be included as a Fixed Charge hereunder for the relevant period, plus (b) Interest Expense for such period payable in cash, plus (c) federal, state, and local income taxes payable in cash (net of any income tax refunds) during such period, plus (d) dividends payable by the Borrower in cash during such period.

     "FIXED CHARGE COVERAGE RATIO" means, at any time the same is to be determined, the ratio of (a) EBITDA for the four (4) then most recently completed fiscal quarters of the Borrower less, for all periods of four fiscal quarters ending on or after December 31, 2003, Capital Expenditures made by the Borrower and its Subsidiaries during such period, to (b) Fixed Charges for the same period of four fiscal quarters then ended, PROVIDED that such ratio shall be computed on March 31, 2003, for the fiscal quarter then ended; on June 30, 2003, for the two fiscal quarters then ended; and on September 30, 2003, for the three fiscal quarters then ended.

     "FIXED RATE LOAN" means any Eurodollar Loan and (to the extent bearing interest with reference to the Agent's Quoted Rate) any Swing Loan.

     "FOREIGN SUBSIDIARY" means any Subsidiary other than a Domestic Subsidiary.

     "FUNDS TRANSFER AND DEPOSIT ACCOUNT LIABILITY" means the liability of the Borrower or any of its Subsidiaries owing to any of the Banks, or any Affiliates of such Banks, arising out of (a) the execution or processing of electronic transfers of funds by automatic clearing house transfer, wire transfer or otherwise to or from the deposit accounts of the Borrower and/or any Subsidiary now or hereafter maintained with any of the Banks or their Affiliates, (b) the acceptance for deposit or the honoring for payment of any check, draft or other item with respect to any such deposit accounts, and (c) any other deposit, disbursement, and cash management services afforded to the Borrower or any such Subsidiary by any of such Banks or their Affiliates.

     "GAAP" means generally accepted accounting principles set forth and in effect from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of any date of determination from time to time.

     "GUARANTORS" is defined in Section 4.2 hereof.

     "GUARANTY" is defined in Section 4.2 hereof.

     "HEDGING LIABILITY" means the liability of the Borrower or any Subsidiary to any of the Banks or their Affiliates in respect of any interest rate or foreign currency or commodity swaps, caps, collars, floors, options, or other interest rate or foreign currency or commodity hedging arrangements as the Borrower may from time to time enter into with any one or more of the Banks party to this Agreement or their Affiliates. Unless and until the amount of the Hedging Liability is fixed and determined, the Hedging Liability shall be deemed to be the market value of the notional amount of the hedge from the date of computation to the date the hedge expires.

     "HOSTILE ACQUISITION" means (a) the acquisition of the capital stock or other equity interests of a Person through a tender offer or similar solicitation of the owners of such capital stock or other equity interests which has not been approved (prior to such acquisition) by resolutions of the Board of Directors of such Person or by similar action if such Person is not a corporation, and (b) any such acquisition as to which such approval has been withdrawn.

     "INDEBTEDNESS FOR BORROWED MONEY" means for any Person (without duplication) (i) all indebtedness created, assumed or incurred in any manner by such Person representing money borrowed (including by the issuance of debt securities), (ii) all indebtedness for the deferred purchase price of property or services (other than trade accounts payable and deferred compensation arrangements with officers and employees, in each case arising in the ordinary course of business), (iii) all indebtedness secured by any Lien upon Property of such Person, whether or not such Person has assumed or become liable for the payment of such indebtedness, (iv) all Capitalized Lease Obligations of such Person and (v) all obligations of such Person on or with respect to letters of credit, bankers' acceptances and other extensions of credit whether or not representing obligations for borrowed money (other than indebtedness in the form of a provisional credit given by a depository bank secured by a Lien on items deposited for collection, trade accounts payable and deferred compensation arrangements with officers and employees, in each case arising in the ordinary course of business).

     "INTEREST EXPENSE" means, with reference to any period, the sum of all interest charges (including imputed interest charges with respect to Capitalized Lease Obligations and all amortization of debt discount and expense) of the Borrower and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

     "INTEREST PERIOD" is defined in Section 1.8 hereof.

     "ISSUING BANK" means Harris Trust and Savings Bank.

     "L/C OBLIGATIONS" means the aggregate undrawn face amounts of all outstanding Letters of Credit and all unpaid Reimbursement Obligations.

     "L/C SUBLIMIT" means $15,000,000, as reduced pursuant to the terms hereof.

     "LENDING OFFICE" is defined in Section 10.4 hereof.

     "LETTER OF CREDIT" is defined in Section 1.2(a) hereof.

     "LIBOR" is defined in Section 1.3(b) hereof.

     "LIEN" means any mortgage, lien, security interest, pledge, charge or encumbrance of any kind in respect of any Property, including the interests of a vendor or lessor under any conditional sale, Capital Lease or other title retention arrangement.

     "LOAN" means and includes Revolving Loans and Swing Loans, and each of them singly, and the term "TYPE" of Loan refers to its status as a Revolving Loan or Swing Loan, or, if a Revolving Loan, to its status as a Base Rate Loan or Eurocurrency Loan.

     "LOAN DOCUMENTS" means this Agreement, the Notes, the Applications, the Collateral Documents, the Guaranties, and each other instrument or document to be delivered hereunder or thereunder or otherwise in connection therewith.

     "MATERIAL ADVERSE EFFECT" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of the Borrower or the Borrower and its Subsidiaries, taken as a whole; (b) a material impairment of the ability of the Borrower or the Borrower and its Subsidiaries, taken as a whole, to perform its monetary obligations under any Loan Document; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Borrower or the Borrower and its Subsidiaries, taken as a whole, of any Loan Document.

     "MATERIAL SUBSIDIARY" means each Subsidiary other than a Non-Material Subsidiary

     "MOODY'S" means Moody's Investors Service, Inc.

     "NET CASH PROCEEDS" means, as applicable, (a) with respect to any Disposition by a Person, cash and cash equivalent proceeds received by or for such Person's account, net of (i) reasonable direct costs (including, without limitation, fees and expenses) relating to such Disposition, (ii) sale, use, recordation, capital gains, or other transactional taxes or recapture of depreciation paid or payable by such Person as a direct result of such Disposition, and (iii) amounts required to be applied to repay principal of, premium, if any, and interest on any Indebtedness for Borrowed Money secured by a Lien on the Property (or portion thereof) permitted by Section 8.8 hereof sold or otherwise disposed of (other than the Obligations hereunder) which is required to be and is repaid in connection with such Disposition; (b) with respect to any Event of Loss of a Person, cash and cash equivalent proceeds received by or for such Person's account (whether as a result of payments made under any applicable insurance policy therefor or in connection with condemnation proceedings or otherwise), net of (i) reasonable direct costs (including, without limitation, fees and expenses) incurred in connection with the collection of such proceeds, awards or other payments and (ii) amounts required to be applied to repay principal of, premium or penalty, if any, and interest on any Indebtedness for Borrowed Money secured by a Lien on the Property (or portion thereof) permitted by Section 8.8 hereof so damaged or taken (other than the Obligations hereunder) which is required to be and is repaid in connection with such Event of Loss; and (c) with respect to any offering of equity securities of a Person or the issuance of any Indebtedness for Borrowed Money by a Person, cash and cash equivalent proceeds received by or for such Person's account, net of reasonable legal, underwriting, and other fees and expenses incurred as a direct result thereof.

     "NET INCOME" means, with reference to any period, the net income (or net loss) of the Borrower and its Subsidiaries for such period computed on a consolidated basis in accordance with GAAP.

     "NET WORTH" means, as of any time the same is to be determined, the total shareholders' equity (including capital stock, additional paid-in-capital and retained earnings after deducting treasury stock, but excluding minority interests in Subsidiaries) which would appear on the balance sheet of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP, less the sum of (i) all notes receivable from officers and employees of the Borrower and its Subsidiaries and (ii) the write-up of assets above cost.

     "NON-MATERIAL SUBSIDIARY" means any Subsidiary (i) the revenues of which (directly and together with its Subsidiaries) for the most recently completed fiscal year of the Borrower were less than 7% of the Borrower's consolidated revenues for such fiscal year and (ii) the consolidated total assets of which (directly and together with its Subsidiaries) as of the date of such financial statements were less than 3% of the Borrower's consolidated total assets as of such date; PROVIDED, HOWEVER, that each Subsidiary which would (but for this proviso) constitute a Non-Material Subsidiary with the greatest revenues shall constitute a Material Subsidiary if (i) the revenues of such Subsidiary (directly and together with its Subsidiaries), when together with the revenues of Non-Material Subsidiaries (directly and together with their respective Subsidiaries), in each case for the most recently completed fiscal year of the Borrower equal or exceed 12% of the Borrower's consolidated revenues for such fiscal year or (ii) the consolidated total assets of such Subsidiary (directly and together with its Subsidiaries), when taken together with the consolidated total assets of the Non-Material Subsidiaries (directly and together with their respective Subsidiaries), in each case as the date of such financial statements equal or exceed 7% of the Borrower's consolidated total assets as of such date.

     "NOTES" means and includes the Revolving Notes and Swing Line Note.

     "OBLIGATIONS" means all fees payable hereunder, all obligations of the Borrower to pay principal and interest on Loans and Reimbursement Obligations, and all other payment obligations of the Borrower or any Subsidiary arising under or in relation to any Loan Document, in each case whether now existing or hereafter arising.

     "ORIGINAL CREDIT AGREEMENT" is defined in Recital B above.

     "PARTICIPATING BANK" is defined in Section 1.2(d) hereof.

     "PARTICIPATING INTEREST" is defined in Section 1.2(d) hereof.

     "PBGC" means the Pension Benefit Guaranty Corporation or any Person succeeding to any or all of its functions under ERISA.

     "PERCENTAGE" means for any Bank its Revolver Percentage.

     "PERSON" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization or any other entity or organization, including a government or agency or political subdivision thereof.

     "PLAN" means any employee pension benefit plan covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code that either (a) is maintained by a member of the Controlled Group for employees of a member of the Controlled Group or (b) is maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

     "PLEDGE AGREEMENT" means that certain Amended and Restated Pledge Agreement dated as of December 20, 2002, by and among the Borrower, certain of its Subsidiaries, and the Agent, as the same may be amended, modified or restated from time to time.

     "PROPERTY" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

     "REIMBURSEMENT OBLIGATION" is defined in Section 1.2(c) hereof.

     "REQUIRED BANKS" means, at any time, Banks whose outstanding Loans and interests in Letters of Credit and Unused Revolving Credit Commitments constitute more than 66-2/3% of the sum of the total outstanding Loans, interests in Letters of Credit and Unused Revolving Credit Commitments of the Banks; PROVIDED, HOWEVER, if at such time (i) any Bank shall be a Defaulting Bank and (ii) no Event of Default shall have occurred and be continuing, there shall be excluded from the determination of Required Banks the outstanding Loans and interests in

Letters of Credit and Unused Revolving Credit Commitments of such Defaulting Bank at such time.

     "RESPONSIBLE OFFICER" means the Chief Executive Officer, the Chief Financial Officer or the General Counsel of the Borrower.

     "RESTRICTED PAYMENTS" is defined in Section 8.12 hereof.

     "REVOLVER PERCENTAGE" means, for each Bank, the percentage of the Revolving Credit Commitments represented by such Bank's Revolving Credit Commitment or, if the Revolving Credit Commitments have been terminated, the percentage held by such Bank (including through participation interests in Reimbursement Obligations) of the aggregate principal amount of all Revolving Loans and L/C Obligations then outstanding.

     "REVOLVING CREDIT" means the credit facility for making Revolving Loans and issuing Letters of Credit described in Sections 1.1 and 1.2 hereof.

     "REVOLVING CREDIT COMMITMENT" means, as to any Bank, the obligation of such Bank to make Revolving Loans and to participate in Swing Loans and Letters of Credit issued for the account of the Borrower hereunder in an aggregate principal or face amount at any one time outstanding not to exceed the amount set forth opposite such Bank's name on Schedule 1.1 attached hereto and made a part hereof, as the same may be modified at any time or from time to time pursuant to the terms hereof. The Borrower and the Banks acknowledge and agree that the Revolving Credit Commitments of the Banks aggregate $65,000,000 on the date hereof.

     "REVOLVING CREDIT TERMINATION DATE" means December 20, 2005, or such earlier date on which the Revolving Credit Commitments are terminated in whole pursuant to Section 1.13, 9.2 or 9.3 hereof.

     "REVOLVING LOAN" is defined in Section 1.1 hereof and, as so defined, includes a Base Rate Loan or a Eurodollar Loan, each of which is a "TYPE" of Revolving Loan hereunder.

     "REVOLVING NOTE" is defined in Section 1.11(a) hereof.

     "S&P" means Standard & Poor's Ratings Services Group, a division of The McGraw-Hill Companies, Inc.

     "SCHWARTZ GROUP" means Theodore G. Schwartz, members of his immediately family and trust for the benefit of any one or more of the foregoing.

     "SECURITY AGREEMENT" means that certain Amended and Restated Security Agreement dated as of December 20, 2002, by and among the Borrower, certain of its Subsidiaries and the Agent, as the same may be amended, modified or restated from time to time.

     "SUBORDINATED DEBT" means Indebtedness for Borrowed Money of the Borrower or any Subsidiary owing to any Person on terms and conditions, and in such amounts and with such interest rates, payment terms, maturities, covenants, defaults and other material terms, acceptable to the Agent and the Required Banks in their sole discretion and which is subordinated in right of payment to the prior payment in full of the Obligations pursuant to written subordination provisions approved in writing by the Agent and the Required Banks.

     "SUBSIDIARY" means, as to any particular parent corporation or organization, any other corporation or organization more than 50% of the outstanding Voting Stock or other equity interests of which is at the time directly or indirectly owned by such parent corporation or organization or by any one or more other entities which are themselves subsidiaries of such parent corporation or organization. Unless otherwise expressly noted herein, the term "SUBSIDIARY" means a subsidiary of the Borrower or of any of its direct or indirect Subsidiaries.

     "SWING LINE COMMITMENT" is defined in Section 1.7 hereof.

     "SWING LINE" means the credit facility for making a Swing Line Loan described in Section 1.7 hereof.

     "SWING LINE NOTE" is defined in Section 1.7 hereof.

     "SWING LOANS" is defined in Section 1.7 hereof.

     "TOTAL CONSIDERATION" means, with respect to any Acquisition or Client Services Arrangement, the total amount (but without duplication) of (a) cash paid in connection with any Acquisition or Client Services Arrangement, plus (b) indebtedness payable to the seller in connection with such Acquisition or Client Services Arrangement, plus (c) the fair market value of any equity securities, including any warrants or options therefor, delivered in connection with any Acquisition or Client Services Arrangement (other than new equity securities issued by the Borrower), plus (d) the present value of future payments which are required to be made over a period of time and are not contingent upon the Borrower or its Subsidiary meeting financial performance objectives (discounted at the Base Rate), but only to the extent not included in clause (a), (b), or
(c) above, plus (e) the amount of indebtedness assumed in connection with such Acquisition or Client Services Arrangement.

     "TOTAL LEVERAGE RATIO" means, at any time the same is to be determined, the ratio of (a) Total Funded Debt at such time less Excess Cash at such time, to
(b) EBITDA for the most recently completed period of four consecutive fiscal quarters then ended.

     "TOTAL FUNDED DEBT" means, at any time the same is to be determined, the aggregate of all Indebtedness for Borrowed Money of the Borrower and its Subsidiaries at such time, including all Indebtedness for Borrowed Money of any other Person which is directly or indirectly guaranteed by the Borrower or any of its Subsidiaries or which the Borrower or any of its Subsidiaries has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which the Borrower or any of its Subsidiaries has otherwise assured a creditor against loss.

     "UNFUNDED VESTED LIABILITIES" means, for any Plan at any time, the amount (if any) by which the present value of all vested nonforfeitable accrued benefits under such Plan exceeds the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the Controlled Group to the PBGC or the Plan under Title IV of ERISA.

     "U.S. DOLLARS" and "$" each means the lawful currency of the United States of America.

     "UNUSED REVOLVING CREDIT COMMITMENTS" means, at any time, the difference between the Revolving Credit Commitments then in effect and the aggregate outstanding principal amount of Revolving Loans and L/C Obligations, provided that Swing Loans outstanding from time to time shall be deemed to reduce the Unused Revolving Credit Commitment of the Agent for purposes of computing the commitment fee under Section 2.1 hereof.

     "VOTING STOCK" of any Person means capital stock or other equity interests of any class or classes (however designated) having ordinary power for the election of directors or other similar governing body of such Person, other than stock or other equity interests having such power only by reason of the happening of a contingency.

     "WELFARE PLAN" means a "welfare plan" as defined in Section 3(1) of ERISA.

     "WHOLLY-OWNED SUBSIDIARY" means a Subsidiary of which all of the issued and outstanding shares of capital stock (other than directors' qualifying shares or other similar shares as required by law) or other equity interests are owned by the Borrower and/or one or more Wholly-owned Subsidiaries within the meaning of this definition.

     SECTION 5.2. INTERPRETATION. The foregoing definitions are equally applicable to both the singular and plural forms of the terms defined. The words "HEREOF", "HEREIN", and "HEREUNDER" and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All references to time of day herein are references to Chicago, Illinois, time unless otherwise specifically provided. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, it shall be done in accordance with GAAP except where such principles are inconsistent with the specific provisions of this Agreement.

     SECTION 5.3. CHANGE IN ACCOUNTING PRINCIPLES. Financial covenants set forth in Section 8.22 hereof shall be computed and determined in accordance with GAAP in effect on the date hereof.

SECTION 6.     REPRESENTATIONS AND WARRANTIES.

     The Borrower represents and warrants to the Agent and the Banks as follows:

     SECTION 6.1. ORGANIZATION AND QUALIFICATION. The Borrower is duly organized, validly existing and in good standing as a corporation under the laws of the state of its incorporation, has full and adequate corporate power to own its Property and conduct its business as now conducted, and is duly licensed or qualified and in good standing in each jurisdiction in which the nature of the business conducted by it or the nature of the Property owned or leased by it requires such licensing or qualifying, except where the failure to do so would not have a Material Adverse Effect.

     SECTION 6.2. SUBSIDIARIES. Each Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized, as the case may be, has full and adequate power to own its Property and conduct its business as now conducted, and is duly licensed or qualified and in good standing in each jurisdiction in which the nature of the business conducted by it or the nature of the Property owned or leased by it requires such licensing or qualifying, except where the failure to do so would not have a Material Adverse Effect. Schedule 6.2 hereto (as the same may be deemed amended pursuant to Section 8.9, 8.10, or 8.17 hereof) identifies each Subsidiary, the jurisdiction of its incorporation or organization, as the case may be, the percentage of issued and outstanding shares of each class of its capital stock or other equity interests owned by the Borrower and the other Subsidiaries and, if such percentage is not 100% (excluding directors' qualifying shares or other similar shares as required by law), a description of each class of its authorized capital stock and other equity interests and the number of shares of each class issued and outstanding and whether such Subsidiary is a Material or Non-Material Subsidiary. All of the outstanding shares of capital stock and other equity interests of each Subsidiary are validly issued and outstanding and fully paid and nonassessable and all such shares and other equity interests indicated on Schedule 6.2 (as the same may be deemed amended pursuant to Section 8.9, 8.10, or 8.17 hereof) as owned by the Borrower or a Subsidiary are owned, beneficially and of record, by the Borrower or such Subsidiary free and clear of all Liens other than the Liens granted in favor of the Agent pursuant to the Collateral Documents. There are no outstanding commitments or other obligations of any Subsidiary to issue, and no options, warrants or other rights of any Person to acquire, any shares of any class of capital stock or other equity interests of any Subsidiary.

     SECTION 6.3. AUTHORITY AND VALIDITY OF OBLIGATIONS. The Borrower has full right and authority to enter into this Agreement and the other Loan Documents executed by it, to make the borrowings herein provided for, to issue its Notes in evidence thereof, to grant to the Agent the Liens described in the Collateral Documents executed by the Borrower, and to perform all of its obligations hereunder and under the other Loan Documents executed by it. Each Material Subsidiary has full right and authority to enter into the Loan Documents executed by it, to guarantee the Obligations, to grant to the Agent the Liens described in the Collateral Documents executed by such Person, and to perform all of its obligations under the Loan Documents executed by it. The Loan Documents delivered by the Borrower and by each Material Subsidiary have been duly authorized, executed and delivered by such Person and constitute valid and binding obligations of such Person enforceable in accordance with their terms except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law); and this Agreement and the other Loan Documents do not, nor does the performance or observance by the Borrower or any Subsidiary of any of the matters and things herein or therein provided for, (a) contravene or constitute a default under any provision of law or any judgment, injunction, order or decree binding upon the Borrower or any Subsidiary or any provision of the organizational documents (e.g., charter, certificate or articles of incorporation and by-laws, certificate or articles of formation and operating agreement, partnership agreement, or comparable organizational documents) of the Borrower or any Subsidiary, (b) contravene or constitute a default under any covenant, indenture or agreement of or affecting the Borrower or any Subsidiary or any of its Property, in each case where such contravention or default is reasonably likely to have a Material Adverse Effect, or (c) result in the creation or imposition of any Lien on any Property of the Borrower or any Subsidiary other than the Liens granted in favor of the Agent pursuant to the Collateral Documents.

     SECTION 6.4. USE OF PROCEEDS; MARGIN STOCK. The Borrower shall use the proceeds of the Loans for the purpose of refinancing existing indebtedness and for its general corporate purposes. Neither the Borrower nor any Subsidiary is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Loan or any other extension of credit made hereunder will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock. Margin stock (as hereinabove defined) constitutes less than 25% of those assets of the Borrower and its Subsidiaries which are subject to any limitation on sale, pledge, or other restriction hereunder.

     SECTION 6.5. FINANCIAL REPORTS. The consolidated balance sheet of the Borrower and its Subsidiaries as at December 31, 2001, and the related consolidated statements of income, retained earnings and cash flows of the Borrower and its Subsidiaries for the fiscal year then ended, and accompanying notes thereto, which financial statements are accompanied by the audit report of Arthur Andersen LLP, independent public accountants, and the unaudited interim consolidated balance sheet of the Borrower and its Subsidiaries as at September 30, 2002, and the related consolidated statements of income and retained earnings of the Borrower and its Subsidiaries for the 9 months then ended, heretofore furnished to the Banks, fairly present in all material respects the consolidated financial condition of the Borrower and its Subsidiaries as at said dates and the consolidated results of their operations and cash flows for the periods then ended in conformity with GAAP applied on a consistent basis (other than changes then required by GAAP). Neither the Borrower nor any Subsidiary has contingent liabilities which are material to it other than as indicated on such financial statements or, with respect to future periods, on the financial statements furnished pursuant to Section 8.5 hereof.

     SECTION 6.6. NO MATERIAL ADVERSE CHANGE. Since September 30, 2002, there has been no Material Adverse Effect.

     SECTION 6.7. FULL DISCLOSURE. The statements and information furnished by or on behalf of the Borrower to the Banks in connection with the negotiation of this Agreement and the other Loan Documents and the commitments by the Banks to provide all or part of the financing contemplated hereby do not (a) contain any untrue statements of a fact or (b) omit a fact necessary to make the material statements contained herein or therein, in light of the circumstances under which they were made, not misleading, in either case where the correct or complete facts would, if they constituted a change from the facts as originally disclosed or stated,

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have been reasonably likely to have a Material Adverse Effect; the Banks acknowledging that, as to any projections and other forward-looking statements regarding future expectations and the beliefs (the "STATEMENTS") furnished by the Borrower to the Banks, the Borrower only represents that, at the time the Statements were made by the Borrower to the Banks the Borrower did not know of any material facts that would cause the Statements to be untrue.

     SECTION 6.8. TRADEMARKS, FRANCHISES, AND LICENSES. The Borrower and each of the Subsidiaries own, possess or have the right to use all necessary patents, licenses, franchises, trademarks, trade names, trade styles, copyrights, trade secrets, know how and confidential commercial and proprietary information to conduct their businesses as now conducted, without known conflict with any patent, license, franchise, trademark, trade name, trade style, copyright or other proprietary right of any other Person, in each case where the failure to own, possess or have the right to use such Property is reasonably likely to have a Material Adverse Effect.

     SECTION 6.9. GOVERNMENTAL AUTHORITY AND LICENSING. The Borrower and each of the Subsidiaries have received all licenses, permits, and approvals of all Federal, state, local, and foreign governmental authorities, if any, necessary to conduct their business, in each case where the failure to obtain or maintain the same is reasonably likely to have a Material Adverse Effect. No investigation or proceeding which, if adversely determined, is reasonably likely to result in revocation or denial of any material license, permit, or approval, is pending or, to the knowledge of the Borrower, threatened.

     SECTION 6.10. GOOD TITLE. The Borrower and each of the Subsidiaries have good and defensible title (or valid leasehold interests) to their assets as reflected on the most recent consolidated balance sheet of the Borrower and its Subsidiaries furnished to the Banks (except for sales of assets in the ordinary course of business), subject to no Liens other than such thereof as are permitted by Section 8.8 hereof.

     SECTION 6.11. LITIGATION AND OTHER CONTROVERSIES. There is no litigation or governmental or arbitration proceeding or labor controversy pending, nor to the knowledge of the Borrower threatened, against the Borrower or any Subsidiary which is reasonably likely to have a Material Adverse Effect.

     SECTION 6.12. TAXES. All tax returns required to be filed by the Borrower or any Subsidiary in any jurisdiction have, in fact, been filed, and all taxes, assessments, fees and other governmental charges upon the Borrower or any Subsidiary or upon any of its respective Property, income or franchises, which are shown to be due and payable in such returns, have been paid, except (a) such taxes, assessments, fees and governmental charges, if any, as are being contested in good faith and by appropriate proceedings which prevent enforcement of any Lien relating thereto and as to which adequate reserves established in accordance with GAAP have been provided and (b) those returns other than United States federal income tax returns, the failure to file of which could not reasonably be expected to have a Material Adverse Effect. The Borrower does not know of any proposed material tax assessment against the Borrower or any Subsidiary for which adequate provisions in accordance with GAAP have not been made on their accounts. Adequate provisions in accordance with GAAP for taxes on the books of the Borrower and each Subsidiary have been made for all open years, and for its current fiscal period.

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     SECTION 6.13.  APPROVALS. No authorization, consent, license, or exemption from, or filing or registration with, any court or governmental department, agency or instrumentality, nor any approval or consent of the stockholders of the Borrower or any Subsidiary, or of any other Person, is or will be necessary to the valid execution, delivery or performance by the Borrower or any Subsidiary of this Agreement or any other Loan Document, except for such approvals which have been obtained prior to the date of this Agreement and remain in full force and effect.

     SECTION 6.14. AFFILIATE TRANSACTIONS. Neither the Borrower nor any Subsidiary is a party to any material contracts or agreements with any of its Affiliates on terms and conditions which are less favorable to the Borrower or such Subsidiary than would be usual and customary in similar contracts or agreements between Persons not affiliated with each other.

     SECTION 6.15. INVESTMENT COMPANY; PUBLIC UTILITY HOLDING COMPANY. Neither the Borrower nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "public utility holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     SECTION 6.16. ERISA. The Borrower and each of its Subsidiaries, and each member of its Controlled Group, have fulfilled their obligations under the minimum funding standards of, and are in compliance in all material respects with, ERISA and the Code to the extent applicable to any Plan maintained by any one or more of them or for the benefit of their employees and have not incurred any liability to the PBGC or a Plan under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA. Neither the Borrower nor any Subsidiary has any material contingent liabilities with respect to any post-retirement benefits under a Welfare Plan, other than liability for continuation coverage described in article 6 of Title I of ERISA.

     SECTION 6.17. COMPLIANCE WITH LAWS. To the best knowledge of the Borrower, the Borrower and each of its Subsidiaries are in compliance in all material respects with the requirements of all federal, state and local laws, rules and regulations applicable to or pertaining to their Properties or business operations (including, without limitation, the Occupational Safety and Health Act of 1970, the Americans with Disabilities Act of 1990, laws and regulations relating to the providing of health care services and products, and laws and regulations establishing quality criteria and standards for air, water, land and toxic or hazardous wastes and substances), where any such non-compliance, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect. Neither the Borrower nor any Subsidiary has received notice to the effect that its operations are not in compliance with any of the requirements of applicable federal, state or local environmental, health and safety statutes and regulations or are the subject of any governmental investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, where any such non-compliance or remedial action, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect.

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     SECTION 6.18.  OTHER AGREEMENTS. Neither the Borrower nor any Subsidiary is
in default under the terms of any covenant, indenture or agreement of or affecting such Persons or any of their Properties, which default if uncured is reasonably likely to have a Material Adverse Effect.

     SECTION 6.19. SOLVENCY. The Borrower and its Material Subsidiaries are able to pay their debts as they become due, have sufficient capital to carry on their businesses and all businesses in which they are about to engage in; and the amount that will be required to pay their probable liabilities as they become absolute and mature is less than the sum of the present fair sale value of their assets as a going concern.

     SECTION 6.20. NO DEFAULT. No Default or Event of Default has occurred and is continuing.

SECTION 7.     CONDITIONS PRECEDENT.

     The obligation of each Bank to advance, continue or convert any Loan (whether a Revolving Loan or Swing Loan, but in any event other than the continuation of, or conversion into, a Base Rate Loan) or of the Issuing Bank to issue, extend the expiration date (including by not giving notice of non-renewal) of or increase the amount of any Letter of Credit under this Agreement, shall be subject to the following conditions precedent:

     SECTION 7.1. INITIAL CREDIT EVENT. Before or concurrently with the initial Credit Event:

               (a) the Agent shall have received for each Bank this Agreement duly executed by the Borrower and the Banks;

               (b) the Agent shall have received for each Bank such Bank's duly executed Notes of the Borrower dated the date hereof and otherwise in compliance with the provisions of Section 1.11 hereof;

               (c) the Agent shall have received the Security Agreement duly executed by the Borrower and each Material Subsidiary, the Pledge Agreement duly executed by the Borrower and each Material Subsidiary, and the Guaranty duly executed by each Material Subsidiary, together with (i) original stock certificates or other similar instruments or securities representing all of the issued and outstanding shares of capital stock or other equity interest of each Subsidiary as of the date of this Agreement (limited to 65% in the case of the Voting Stock of a Foreign Subsidiary under Section 4.1 hereof), (ii) stock powers for the Collateral consisting of the stock or other equity interest of each Subsidiary each to be executed in blank and undated, and (iii) UCC financing statements or amendments thereof to be filed against the Borrower and each Material Subsidiary, as debtor, in favor of the Agent, as secured party;

               (d) the Agent shall have received for each Bank copies of the Borrower's and each Subsidiary's articles of incorporation and bylaws (or comparable constituent documents) and any amendments thereto, certified in each instance by its Secretary or Assistant Secretary;

               (e) the Agent shall have received for each Bank copies of resolutions of the Borrower's and of each Subsidiary's Board of Directors (or comparable governing body) authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, together with specimen signatures of the persons authorized to execute such documents on the Borrower's and such Subsidiary's behalf, all certified in each instance by its Secretary or Assistant Secretary;

               (f) the Agent shall have received for each Bank copies of the certificates of good standing for the Borrower and for each Material Subsidiary (dated no earlier than 30 days prior to the date hereof) from the office of the secretary of the state of organization and of each state (other than any state in which it is not in good standing and such failure to be in good standing would not have a Material Adverse Effect) in which it is qualified to do business as a foreign organization;

               (g) the Agent shall have received for each Bank a list of the Borrower's Authorized Representatives;

               (h) the Agent shall have received for itself and for the Banks the initial fees called for by Section 2.1 hereof;

               (i) each Bank shall have received such evaluations and certifications as it may reasonably require in order to satisfy itself as to the value of the Collateral, the financial condition of the Borrower and its Subsidiaries, and the lack of material environmental and other contingent liabilities of the Borrower and its Subsidiaries;

               (j) the Agent shall have received for each Bank the favorable written opinions of counsel to the Borrower and its Material Subsidiaries, in form and substance reasonably satisfactory to the Agent;

               (k) the Agent shall have received satisfactory assurances that the Agent will have received and approved (both as to form and substance) such UCC financing statements and other instruments and documents as it shall deem necessary to perfect the Liens required hereunder and satisfactory lien searches confirming the priority of such Liens; and

               (l) all obligations owing to the lenders party to the Original Credit Agreement shall be paid in full out of the initial Credit Event hereunder (other than for Loans and Letters of Credit which remain outstanding under, and owing to the Banks party to, this Agreement).

     SECTION 7.2. ALL CREDIT EVENTS. As of the time of each Credit Event hereunder:

               (a) in the case of a Borrowing the Agent shall have received the notice required by Section 1.5 hereof, in the case of a Swing Loan, Agent shall have received the notice required in Section 1.7 hereof, in the case of the issuance of any Letter of Credit the Agent shall have received a duly completed Application for such Letter of Credit together with any fees called for by Section 2.1 hereof and, in the case of an extension or increase in the amount of a Letter of Credit, a written request therefor in a form acceptable to the Agent together with fees called for by Section 2.1 hereof;

               (b)  each of the representations and warranties set forth in
      Section 6 hereof shall be and remain true and correct as of such time, except to the extent that any such representation or warranty relates solely to an earlier time or that any change therein is not reasonably likely to have a Material Adverse Effect;

               (c) the Borrower shall be in compliance with all of the terms and conditions hereof, and no Default or Event of Default shall have occurred and be continuing hereunder or would occur as a result of such Credit Event; and

               (d) such Credit Event shall not violate any order, judgment or decree of any court or other authority or any provision of law or regulation applicable to any Bank (including, without limitation, Regulation U of the Board of Governors of the Federal Reserve System).

     Each request for a Borrowing hereunder and each request for the issuance of, increase in the amount of, or extension of the expiration date of, a Letter of Credit shall be deemed to be a representation and warranty by the Borrower on the date on such Credit Event as to the facts specified in subsections (a) through (c), both inclusive, of this Section 7.2.

SECTION 8.     COVENANTS.

     The Borrower agrees that, so long as any Note or any L/C Obligation is outstanding or any Commitment is available to or in use by the Borrower hereunder, except to the extent compliance in any case or cases is waived in writing pursuant to the terms of Section 12.13 hereof.

     SECTION 8.1. MAINTENANCE OF BUSINESS. The Borrower shall, and shall cause each Subsidiary to, preserve and maintain its existence, except as otherwise provided in Section 8.10(c) hereof; PROVIDED, HOWEVER, that nothing in this Section shall prevent the Borrower from discontinuing the corporate existence of any Non-Material Subsidiary if discontinuance of such Non-Material Subsidiary is desirable in the conduct of the Borrower's business or the business of any Subsidiary and such discontinuance is not disadvantageous in any material respect to the Banks. The Borrower shall, and shall cause each Subsidiary to, preserve and keep in force and effect all licenses, permits, franchises, approvals, patents, trademarks, trade names, trade styles, copyrights, and other proprietary rights necessary to the proper conduct of its business where the failure to do so is reasonably likely to have a Material Adverse Effect.

     SECTION 8.2. MAINTENANCE OF PROPERTIES. The Borrower shall, and shall cause each Subsidiary to, maintain, preserve and keep its property, plant and equipment in good repair, working order and condition (ordinary wear and tear excepted) and shall from time to time make all needful and proper repairs, renewals, replacements, additions and betterments thereto so that at all times the efficiency thereof shall be fully preserved and maintained, except to the extent that, in the reasonable business judgment of such Person, any such Property is no longer necessary for or desirable in the proper conduct of the business of such Person.

     SECTION 8.3. TAXES AND ASSESSMENTS. The Borrower shall duly pay and discharge, and shall cause each Subsidiary to duly pay and discharge, all material taxes, rates, assessments, fees and governmental charges upon or against it or its Properties, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith and by appropriate proceedings which prevent enforcement of any Lien relating thereto and adequate reserves are provided therefor.

     SECTION 8.4. INSURANCE. The Borrower shall insure and keep insured, and shall cause each Subsidiary to insure and keep insured, with good and responsible insurance companies, all insurable Property owned by it which is of a character usually insured by Persons similarly situated and operating like Properties against loss or damage from such hazards and risks, and in such amounts, as are insured by Persons similarly situated and operating like Properties; and the Borrower shall insure, and shall cause each Subsidiary to insure, such other hazards and risks (including professional liability, employers' and public liability risks) with good and responsible insurance companies as and to the extent usually insured by Persons similarly situated and conducting similar businesses. The Borrower shall in any event maintain, and cause each Subsidiary to maintain, insurance on the Collateral to the extent required by the Collateral Documents. The Borrower shall, upon the request of the Agent, furnish to the Agent and each Bank a certificate setting forth in summary form the nature and extent of the insurance maintained pursuant to this Section.

     SECTION 8.5. FINANCIAL REPORTS. The Borrower shall, and shall cause each Subsidiary to, maintain a standard system of accounting in accordance with GAAP and shall furnish to the Agent, each Bank and each of their duly authorized representatives such information respecting the business and financial condition of the Borrower and each Subsidiary as the Agent or such Bank may reasonably request; and without any request, shall furnish to the Agent and the Banks:

               (a) as soon as available, and in any event within 45 days after the close of each fiscal quarter of each fiscal year of the Borrower, a copy of the consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as of the last day of such period and the consolidated and consolidating statements of income, retained earnings and cash flows of the Borrower and its Subsidiaries for the fiscal quarter and for the fiscal year-to-date period then ended, each in reasonable detail showing in comparative form the figures for the corresponding date and period in the previous fiscal year and the current year's operating budget, prepared by the Borrower in accordance with GAAP (in the case of the fourth fiscal quarter financial statements, subject to being in draft form pending delivery of the final year-end financial statements as provided in subsection (j) below) and certified to by the Borrower's chief financial officer, or another officer of the Borrower reasonably acceptable to the Agent;

               (b) within forty-five (45) days after the end of each of the first three quarterly fiscal periods of the Borrower, a copy of the Borrower's Form 10-Q Report filed with the Securities and Exchange Commission;

               (c) within ninety (90) days after the end of each fiscal year of the Borrower, a copy of the Borrower's Form 10-K Report filed with the Securities and Exchange Commission, including a copy of the audited financial statements of the Borrower and the Subsidiaries for such year with the accompanying report of independent public accountants;

               (d) as soon as available, and in any event within 90 days after the close of each fiscal year of the Borrower, to the extent not contained in the Borrower's Form 10-K Report filed with the Securities and Exchange Commission for such year, a copy of the consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as of the last day of the period then ended and the consolidated and consolidating statements of income, retained earnings and cash flows of the Borrower and its Subsidiaries for the period then ended, and accompanying notes thereto, each in reasonable detail showing in comparative form the figures for the previous fiscal year and performance against its operating budget for the fiscal year then ended, accompanied in the case of the Borrower's consolidated financial statements by an unqualified opinion of Deloitte & Touche LLC or another firm of independent public accountants of recognized national standing, selected by the Borrower and reasonably satisfactory to the Required Banks, to the effect that the consolidated financial statements have been prepared in accordance with GAAP and present fairly, in all material respects, in accordance with GAAP the consolidated financial condition of the Borrower and its Subsidiaries as of the close of such fiscal year and the results of their operations and cash flows for the fiscal year then ended and that an examination of such accounts in connection with such financial statements has been made in accordance with generally accepted auditing standards and, accordingly, such audit provided a reasonable basis for their opinion;

               (e) promptly after the sending or filing thereof, copies of each financial statement, report, notice or proxy statement sent by the Borrower or any Subsidiary to its stockholders, and copies of each regular, periodic or special report, registration statement or prospectus (including all Form 10-K, Form 10-Q, and Form 8-K reports and proxy statements) filed by the Borrower or any Subsidiary with any securities exchange or the Securities and Exchange Commission or any successor agency;

               (f) promptly after receipt thereof, a copy of each audit made by any regulatory agency of the books and records of the Borrower or any Subsidiary or of any notice of material noncompliance with any applicable law, regulation, or guideline relating to the Borrower or any Subsidiary or any of their respective businesses if the facts and circumstances related to such audit or if such noncompliance asserted by any such regulatory agency are reasonably likely to have a Material Adverse Effect;

               (g) as soon as available, and in any event no later than 15 days prior to the end of each fiscal year of the Borrower, a copy of the Borrower's consolidated and consolidating business plan for the following fiscal year, such business plan to show the Borrower's projected consolidated and consolidating revenues, expenses, and balance sheet on a quarterly basis, such business plan to be in reasonable detail prepared by the Borrower and in form reasonably satisfactory to the Agent;

               (h)  notice of any Change of Control;

               (i) promptly after knowledge thereof shall have come to the attention of any Responsible Officer of the Borrower, written notice of any threatened or pending litigation or governmental or arbitration proceeding or labor controversy against the Borrower or any Subsidiary which is reasonably likely to have a Material Adverse Effect or of the occurrence of any Default or Event of Default hereunder; and

               (j) with each of the financial statements furnished to the Banks pursuant to subsections (a) and (d) above, a written certificate in the form attached hereto as Exhibit F signed by the chief financial officer of the Borrower or another officer of the Borrower reasonably acceptable to the Agent to the effect that to the best of such officer's knowledge and belief no Default or Event of Default has occurred during the period covered by such statements or, if any such Default or Event of Default has occurred during such period, setting forth a description of such Default or Event of Default and specifying the action, if any, taken by the Borrower or any Subsidiary to remedy the same. With respect to the fourth fiscal quarter financial statements delivered pursuant to subsection (a) above, the Borrower may submit such written certificate in draft form, with a final form to be delivered within ninety days after the end of such fiscal year together with the year-end financial statements delivered pursuant to subsection (d) above. Such certificate shall also set forth the calculations supporting such statements in respect of Section 8.22 hereof.

     SECTION 8.6. INSPECTION. The Borrower shall, and shall cause each Subsidiary to, permit the Agent, each Bank (at the Agent's or such Bank's own expense except as provided in Section 2.1(d) above), and each of their duly authorized representatives and agents to visit and inspect any of its Properties, corporate books and financial records, to examine and make copies of its books of accounts and other financial records, and to discuss its affairs, finances and accounts with, and to be advised as to the same by, its officers, employees and independent public accountants (and by this provision the Borrower hereby authorizes such accountants to discuss with the Agent and such Banks the finances and affairs of the Borrower and each Subsidiary, provided the Borrower shall have the right to be present at any such discussions) at such reasonable times and intervals as the Agent may designate with reasonable prior written notice to the Borrower (the Banks agreeing to request such inspections and visitations through the Agent).

     SECTION 8.7. INDEBTEDNESS FOR BORROWED MONEY. The Borrower shall not, nor shall it permit any Subsidiary to, issue, incur, assume, create or have outstanding any Indebtedness for Borrowed Money; PROVIDED, HOWEVER, that the foregoing shall not restrict nor operate to prevent:

               (a) the Obligations of the Borrower or any Subsidiary owing to the Agent and the Banks hereunder or under the other Collateral Documents;

               (b) purchase money indebtedness (including, for purposes hereof, indebtedness assumed by the Borrower or any Subsidiary in an Acquisition or Client Services Arrangement permitted by this Agreement secured by fixed assets being acquired) and Capitalized Lease Obligations of the Borrower and of its Subsidiaries in an aggregate amount not to exceed $10,000,000 at any one time outstanding;

               (c) obligations of the Borrower arising out of interest rate and foreign currency and commodity hedging agreements entered into with financial institutions in the ordinary course of business;

               (d)  guaranties expressly permitted by Section 8.9 hereof;

               (e) indebtedness from time to time owing by the Borrower to any Subsidiary or by any Subsidiary to the Borrower or any other Subsidiary, in each case arising as a result of intercompany loans and advances permitted by Section 8.9 hereof;

               (f) indebtedness outstanding under the Original Credit Agreement which is owing to lenders other than the Banks party hereto, which is paid and satisfied in full out of proceeds of the initial Credit Event hereunder;

               (g) other indebtedness existing on the date of this Agreement and described on Schedule 8.7 attached hereto and made a part hereof, as reduced from time to time by repayments thereof, and any refinancing of any of the same that does not increase the principal amount thereof; and

               (h) additional indebtedness of the Borrower and its Subsidiaries in an aggregate amount not to exceed $10,000,000 at any one time outstanding (of which, not more than $5,000,000 at any one time outstanding may be secured and, to the extent secured, secured only by unencumbered fixed assets of the Borrower or the relevant Subsidiary).

     SECTION 8.8. LIENS. The Borrower shall not, nor shall it permit any other Subsidiary to, create, incur or permit to exist any Lien of any kind on any Property owned by any such Person; PROVIDED, HOWEVER, that the foregoing shall not apply to nor operate to prevent:

               (a) Liens arising by statute in connection with worker's compensation, unemployment insurance, old age benefits, social security obligations, taxes, assessments, governmental charges and levies, statutory obligations or other similar charges (other than Liens arising under ERISA), good faith cash deposits in connection with tenders, contracts or leases to which the Borrower or any Subsidiary is a party or other cash deposits required to be made in the ordinary course of business, provided in each case that the obligation is not for borrowed money and that the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate proceedings which prevent enforcement of any Lien relating thereto and adequate reserves have been established therefor;

               (b) mechanics', workmen's, materialmen's, warehousemen's, landlords', carriers', or other similar Liens arising in the ordinary course of business with respect to obligations which are not due or which are being contested in good faith by appropriate proceedings which prevent enforcement of the matter under contest;

               (c) the pledge of assets for the purpose of securing an appeal, stay or discharge in the course of any legal proceeding, provided that the aggregate amount of liabilities of the Borrower and its Subsidiaries secured by a pledge of assets permitted under this subsection, including interest and penalties thereon, if any, shall not be in excess of $2,500,000 at any one time outstanding;

               (d) the Liens granted in favor of the Agent for the benefit of the Agent and the Banks pursuant to the Collateral Documents;

               (e) Liens on property of the Borrower or any Subsidiary created solely for the purpose of securing indebtedness permitted by Section 8.7(b) hereof, representing or incurred to finance, refinance or refund the purchase price of Property, provided that no such Lien shall extend to or cover other Property of the Borrower or such Subsidiary other than the respective Property so acquired, and the principal amount of indebtedness secured by any such Lien shall at no time exceed the purchase price of such Property as reduced by repayments of principal thereon;

               (f) easements, rights-of-way, restrictions, reservations and other similar encumbrances or rights of others for rights-of-way, utilities and other similar purposes, or zoning or other restrictions as to the use of owned or leased real property, which, in the aggregate, are not substantial in amount and which do not materially detract from the value of the Property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or any Subsidiary;

               (g) Liens described on Schedule 8.8 hereof and any replacement or renewal of such Liens in connection with the refinancing of the underlying obligations;

               (h)  any interest or title of a lessor under any operating lease;

               (i) Liens of a collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection;

               (j) Liens arising by virtue of statutory or common law provisions relating to banker's liens or rights of set-off as to deposit accounts maintained in the ordinary course of business, provided that such deposit accounts are not dedicated cash collateral accounts or otherwise intended to provide collateral security to the depository institution and is not subject to restrictions on access by the Borrower or the relevant Subsidiary;

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               (k)  Liens of sellers of goods to the Borrower or any of its
      Subsidiaries arising under Article 2 of the Uniform Commercial Code or similar provisions of applicable law in the ordinary course of business; and

               (l)  Liens on fixed assets securing indebtedness permitted by
      Section 8.7(h) hereof.

     SECTION 8.9. INVESTMENTS, ACQUISITIONS, LOANS, ADVANCES AND GUARANTIES. The Borrower shall not, nor shall it permit any Subsidiary to, directly or indirectly, make, retain or have outstanding any investments (whether through purchase of stock or obligations or otherwise) in, or loans or advances (other than for travel advances and other similar cash advances made to employees in the ordinary course of business) to, any other Person, or make any Acquisition or enter into any Client Services Arrangement, or be or become liable as endorser, guarantor, surety or otherwise for any debt, obligation or undertaking of any other Person, or otherwise agree to provide funds for payment of the obligations of another, or supply funds thereto or invest therein or otherwise assure a creditor of another against loss, or apply for or become liable to the issuer of a letter of credit which supports an obligation of another, or subordinate any claim or demand it may have to the claim or demand of any other Person; PROVIDED, HOWEVER, that the foregoing shall not apply to nor operate to prevent:

               (a) investments in direct obligations of the United States of America or of any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America, provided that any such obligations shall mature within one year of the date of issuance thereof;

               (b) investments in commercial paper rated at least P-1 by Moody's and at least A-1 by S&P maturing within one year of the date of issuance thereof;

               (c) investments in certificates of deposit issued by any Bank or by any United States commercial bank having capital and surplus of not less than $100,000,000 which have a maturity of one year or less;

               (d) investments in repurchase obligations with a term of not more than 7 days for underlying securities of the types described in subsection (a) above entered into with any bank meeting the qualifications specified in subsection (c) above, provided all such agreements require physical delivery of the securities securing such repurchase agreement, except those delivered through the Federal Reserve Book Entry System;

               (e) marketable general obligations of a state or municipality of the United States, or any political subdivision of any of the foregoing, unconditionally secured by the full faith and credit of such state or municipality or political subdivision;

               (f) investments in money market funds that invest solely, and which are restricted by their respective charters to invest solely, in investments of the type described in the immediately preceding subsections
      (a), (b), (c), (d) and (e) above;

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               (g)  endorsement of items for deposit or collection of commercial paper received in the ordinary course of business;

               (h) guaranties issued by the Borrower guaranteeing or otherwise supporting the repayment of indebtedness of a Subsidiary otherwise permitted by Section 8.7 hereof;

               (i) trade receivables from time to time owing to the Borrower or any Subsidiary created or acquired in the ordinary course of its business;

               (j) guaranties by the Borrower or any Subsidiary of the obligations of any other Subsidiary, as lessee, under any real estate leases entered into in the ordinary course of its business;

               (k) approximate present equity investments in Subsidiaries described on Schedule 8.9 hereof;

               (l) loans by the Borrower to, or other investments by the Borrower in, any one or more Subsidiaries in the ordinary course of the Borrower's business not otherwise permitted by this Section aggregating not more than $25,000,000 at any one time outstanding, PROVIDED THAT, in the case of loans to or investments in Subsidiaries who are not Guarantors hereunder, the aggregate amount of such loans and investments shall not exceed $10,000,000 at any one time outstanding;

               (m) loans by any one or more Subsidiaries to the Borrower in the ordinary course of such Subsidiaries' business not otherwise permitted by this Section aggregating not more than $10,000,000 at any one time outstanding;

               (n) loans by any one or more Subsidiaries to, or other investments by any one or more Subsidiaries in, any one or more other Subsidiaries in the ordinary course of such lending or investing Subsidiaries' business not otherwise permitted by this Section aggregating not more than $500,000 at any one time outstanding;

               (o)  Acquisitions and Client Services Arrangements, so long as
      (i) no Default or Event of Default exists or would exist after giving effect to such Acquisition or Client Services Arrangement, (ii) it is not a Hostile Acquisition, (iii) the Acquired Business is in or related to an Eligible Line of Business, (iv) the Borrower shall have delivered to the Banks an updated Schedule 6.2 to reflect any new Subsidiary resulting from any such Acquisition or Client Services Arrangement (which Schedule 6.2 shall be deemed to automatically amend Schedule 6.2 without any further action), (iv) the Total Consideration expended by the Borrower and its Subsidiaries as consideration for such Acquisition or Client Services Arrangement (A) does not aggregate more than $5,000,000 unless consented to in writing by the Required Banks (which consent shall not be unreasonably withheld or delayed), and (B) when taken together with the aggregate Total Consideration expended on a cumulative basis after the date hereof for all other Acquisitions and Client Services Arrangements permitted under this Section 8.9(o) does not aggregate more than $20,000,000 unless consented to in writing by the Required

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      Banks (which consent shall not be unreasonably withheld or delayed), (v)
      the Borrower can demonstrate that on a PRO FORMA basis (including financial projections for the twelve months following the subject Acquisition or Client Services Arrangement) after giving effect thereto it will continue to comply with all the terms and conditions of the Loan Documents, and (vi) the Borrower has provided to the Banks financial statements of the Person whose assets or equity interests are being so acquired, including historical financial statements, and a description of such Person and its business;

               (p) investments in joint ventures with other Persons formed to provide goods or services in an Eligible Line of Business, and loans and guaranties to such joint ventures, in an aggregate amount not to exceed $5,000,000 at any one time outstanding;

               (q)  the Guaranties; and

               (r) other investments, loans, advances and guaranties not otherwise permitted by this Section aggregating not more than $3,000,000 at any one time outstanding.

In determining the amount of investments, acquisitions, loans, advances and guaranties permitted under this Section, investments and acquisitions shall always be taken at the original cost thereof (regardless of any subsequent appreciation or depreciation therein), loans and advances shall be taken at the principal amount thereof then remaining unpaid, and guaranties shall be taken at the amount of the obligations guaranteed thereby.

     SECTION 8.10. MERGERS, CONSOLIDATIONS AND SALES. The Borrower shall not, nor shall it permit any Subsidiary to, be a party to any merger or consolidation, or sell, transfer, lease or otherwise dispose of its Property, including any disposition of Property as part of a sale and leaseback transaction, or in any event sell or discount (with or without recourse) any of its notes or accounts receivable; PROVIDED, HOWEVER, that this Section shall not apply to nor operate to prevent:

               (a) the sale or lease of inventory in the ordinary course of business;

               (b) the sale, transfer, lease, or other disposition of Property of the Borrower or any Material Subsidiary who is a Guarantor hereunder to one another in the ordinary course of its business;

               (c) any Domestic Subsidiary (including any corporation which immediately after giving effect to an Acquisition permitted by Section 8.9(o) hereof becomes a Subsidiary) may merge or consolidate with or into the Borrower or any other Domestic Subsidiary and any Foreign Subsidiary (including any corporation which immediately after giving effect to an Acquisition permitted by Section 8.9(o) hereof becomes a Subsidiary) may merge or consolidate with or into the Borrower or any other Foreign Subsidiary; PROVIDED that in the case of any merger or consolidation involving the Borrower, the Borrower is the corporation surviving the merger and in the case of any other merger involving a Wholly-owned Subsidiary, such Wholly-owned Subsidiary is the corporation surviving such merger;

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               (d)  the sale of delinquent notes or accounts receivable in the ordinary course of business for purposes of collection only (and not for the purpose of any bulk sale or securitization transaction);

               (e) the sale, transfer, or other disposition of any tangible personal property that, in the reasonable business judgment of the Borrower or its Subsidiary, has become uneconomical, obsolete, or worn out, and which is disposed of in the ordinary course of business or the leasing or subleasing of real property, if such real property is no longer necessary or useful for the efficient operation of its business; and

               (f) in addition to any of the foregoing, the sale, transfer, lease, or other disposition of Property of the Borrower or any Subsidiary aggregating for the Borrower and its Subsidiaries of not more than $5,000,000 during any fiscal year of the Borrower;

In the event of any merger permitted by Section 8.10(c) above, the Borrower shall give the Agent and the Banks prior written notice of any such event and, immediately after giving effect to any such merger, Schedule 6.2 of this Agreement shall be deemed automatically amended with no further action on the part of any Person, to exclude reference to any such Subsidiary merged out of existence. So long as no Default or Event of Default has occurred and is continuing or would arise as a result thereof, upon the written request of the Borrower, the Agent shall release its Lien on any Property sold, transferred or conveyed pursuant to the provisions of subsections (a), (d), (e) or (f) above.

     SECTION 8.11. MAINTENANCE OF SUBSIDIARIES. The Borrower shall not assign, sell or transfer, nor shall it permit any Subsidiary to issue, assign, sell or transfer, any shares of capital stock of a Material Subsidiary; PROVIDED, HOWEVER, that the foregoing shall not operate to prevent (a) the Lien on the capital stock of each Subsidiary granted to the Agent pursuant to the Collateral Documents, (b) the issuance, sale and transfer to any person of any shares of capital stock of a Subsidiary solely for the purpose of qualifying, and to the extent legally necessary to qualify, such person as a director of such Subsidiary (or other similar issuance of shares as required by applicable law), and (c) any transaction permitted by Section 8.10(c) above.

     SECTION 8.12. DIVIDENDS AND CERTAIN OTHER RESTRICTED PAYMENTS. The Borrower shall not, nor shall it permit any Subsidiary to, (a) declare or pay any dividends on or make any other distributions in respect of any class or series of its capital stock or other equity interests (other than dividends payable solely in its capital stock) or (b) directly or indirectly purchase, redeem or otherwise acquire or retire any of its capital stock or other equity interests or any warrants, options, or similar instruments to acquire the same (except out of the proceeds of, or in exchange for, a substantially concurrent issue and sale of capital stock) or (c) prepay any Indebtedness for Borrowed Money aggregating in excess of $2,000,000 (other than the prepayment of the Loans and L/C Obligations) (collectively, "RESTRICTED PAYMENTS"); PROVIDED, HOWEVER, that the foregoing shall not apply to or operate to prevent (i) dividends and redemptions by the Borrower in respect of its capital stock (collectively, "PERMITTED PAYMENTS" and individually a "PERMITTED PAYMENT") if
(x) the Agent and Banks have received the audit report and accompanying financial statements and compliance certificate required by Section 8.5 hereof for the Borrower's most recently completed fiscal year, (y) at the time each such Permitted Payment is made and

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immediately after giving effect thereto, (1) the aggregate amount of all
Permitted Payments made on and after December 31, 2002, on a cumulative basis, does not exceed $15,000,000, and (2) in the case of any redemption of the Borrower's capital stock, the aggregate amount being redeemed by the Borrower, when taken together with the aggregate amount of all redemptions made during the prior 12-month period, does not exceed $5,000,000 unless, in the case of redemptions which aggregate more than $5,000,000 but less than or equal to $10,000,000, the Borrower's Total Leverage Ratio determined after giving effect to such redemption is not greater than 1.75 to 1.0 and in the case of redemptions aggregating more than $10,000,000 the Borrower's Total Leverage Ratio determined after giving effect to such redemption is not greater than 1.5 to 1.0, and (z) no Default or Event of Default shall occur or be continuing at the time of declaring any such dividend or making any such redemption and (ii) dividends paid to the Borrower by its Subsidiaries.

     SECTION 8.13. ERISA. The Borrower shall, and shall cause each Subsidiary to, promptly pay and discharge all obligations and liabilities arising under ERISA pertaining to a Plan of a character which if unpaid or unperformed is reasonably likely to result in the imposition of a Lien against any of its Properties. The Borrower shall, and shall cause each Subsidiary to, promptly notify the Agent of (a) the occurrence of any reportable event (as defined in ERISA) with respect to a Plan, (b) receipt of any notice from the PBGC of its intention to seek termination of any Plan or appointment of a trustee therefor,
(c) its intention to terminate or withdraw from any Plan, and (d) the occurrence of any event with respect to any Plan which would result in the incurrence by the Borrower or any Subsidiary of any material liability, fine or penalty, or any material increase in the contingent liability of the Borrower or any Subsidiary with respect to any post-retirement Welfare Plan benefit.

     SECTION 8.14. COMPLIANCE WITH LAWS. The Borrower shall, and shall cause each Subsidiary to, comply in all respects with the requirements of all federal, state and local laws, rules, regulations, ordinances and orders applicable to or pertaining to its Properties or business operations, where any such non-compliance, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect or is reasonably likely to result in a Lien upon any of their Property.

     SECTION 8.15. BURDENSOME CONTRACTS WITH AFFILIATES. The Borrower shall not, nor shall it permit any Subsidiary to, enter into any material contract, agreement or business arrangement with any of its Affiliates on terms and conditions which are less favorable to the Borrower or such Subsidiary than would be usual and customary in similar contracts, agreements or business arrangements between Persons not affiliated with each other (it being agreed that any such arrangement with an Affiliate determined to be on an arms-length basis by the Borrower's independent audit committee shall not be prohibited by this Section if reasonably determined).

     SECTION 8.16. NO CHANGES IN FISCAL YEAR. The Borrower shall not change its fiscal year from its present basis without the prior written consent of the Required Banks.

     SECTION 8.17. FORMATION OF SUBSIDIARIES. Promptly upon the formation or acquisition of any Subsidiary, the Borrower shall provide the Agent and the Banks written notice thereof and shall do such acts and things as are required of it to comply with Section 4 hereof, and then and

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thereafter Schedule 6.2 of this Agreement shall be deemed automatically amended, without any further action by any Person, from and after such date to include reference to any such Subsidiary.

     SECTION 8.18. CHANGE IN THE NATURE OF BUSINESS. The Borrower shall not, nor shall it permit any Subsidiary to, engage in any business or activity if as a result the general nature of the business of the Borrower and its Subsidiaries, taken as a whole, would be changed in any material respect from the general nature of the business engaged in by it as of the date of this Agreement or as of the date such Person becomes a Subsidiary hereunder.

     SECTION 8.19. USE OF LOAN PROCEEDS. The Borrower shall use the credit extended under this Agreement solely for the purposes set forth in, or otherwise permitted by, Section 6.4 hereof.

     SECTION 8.20. NO RESTRICTIONS ON SUBSIDIARY DISTRIBUTIONS. Except as provided herein, the Borrower shall not, nor shall it permit any Subsidiary to, directly or indirectly create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of the Borrower or any Subsidiary to: (a) guarantee the Obligations, Hedging Liability and Funds Transfer and Deposit Account Liability and grant Liens on its assets to the Agent for the benefit of the Banks as required by Section 4 hereof; (b) in the case of any Subsidiary, pay dividends or make any other distribution on any of such Subsidiary's capital stock or other equity interests owned by the Borrower or any Subsidiary; (c) pay any indebtedness owed to the Borrower or any Subsidiary; (d) make loans or advances to the Borrower or any Subsidiary; or (e) transfer any of its property or assets to the Borrower or any Subsidiary.

     SECTION 8.21. SUBORDINATED DEBT. The Borrower shall not, nor shall it permit any Subsidiary to, amend or modify any of the terms and conditions relating to any Subordinated Debt or make any voluntary prepayment or acquisition thereof or effect any voluntary redemption thereof or make any payment on account of Subordinated Debt which is prohibited under the terms of any instrument or agreement subordinating the same to the Obligations.

     SECTION 8.22. FISCAL COVENANTS. (a) TOTAL LEVERAGE RATIO. The Borrower shall not at any time permit the Total Leverage Ratio to be greater than 2.50 to 1.0.

     (b) NET WORTH. The Borrower shall at all times maintain Net Worth of not less than the sum of (a) $61,000,000 plus (b) 50% of Net Income for each fiscal quarter of the Borrower ending on or after December 31, 2002, for which such Net Income is a positive amount (i.e., there shall be no reduction to the amount of Net Worth required to be maintained hereunder for any fiscal quarter in which Net Income for such fiscal quarter then ended is less than zero).

     (c) FIXED CHARGE COVERAGE RATIO. As of the last day of each fiscal quarter of the Borrower, the Borrower shall maintain a Fixed Charge Coverage Ratio for the four fiscal quarters of the Borrower then ended of not less than
(i) 1.5 to 1.0 for the period ending March 31, 2003, (ii) 1.75 to 1.0 for the periods ending June 30, 2003, and September 30, 2003, and (iii) 1.25 to 1.0 for any periods ending on or after December 31, 2003; PROVIDED, HOWEVER, that at or prior to the time of any such calculation there have not been any reductions in the Revolving Credit

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Commitments pursuant to Section 1.13(b)(v), the Borrower shall maintain a Fixed
Charge Coverage Ratio for the four fiscal quarters of the Borrower then ended of not less than 2.0 to 1.0.

     (d) CAPITAL EXPENDITURES. The Borrower shall not, nor shall it permit any Subsidiary to, expend or become obligated for Capital Expenditures in an aggregate amount in excess of $15,000,000 during the fiscal year of the Borrower ending December 31, 2003.

     (e) OPERATING LEASES. The Borrower shall not, nor shall it permit any Subsidiary to, acquire the use or possession of any Property under a lease or similar arrangement, whether or not the Borrower or any Subsidiary has the express or implied right to acquire title to or purchase such Property, at any time if, after giving effect thereto, the aggregate amount of fixed rentals and other consideration payable by the Borrower and its Subsidiaries under all such leases and similar arrangements would exceed $25,000,000 during any fiscal year of the Borrower. Capital Leases shall not be included in computing compliance with this Section to the extent the Borrower's and its Subsidiaries' liability in respect of the same is permitted by this Section 8.

SECTION 9.     EVENTS OF DEFAULT AND REMEDIES.

     SECTION 9.1. EVENTS OF DEFAULT. Any one or more of the following shall constitute an "EVENT OF DEFAULT" hereunder:

               (a) (i) default in the payment when due of all or any part of the principal of any Note or Reimbursement Obligation (whether at the stated maturity thereof or at any other time provided for in this Agreement), or (ii) default for 3 days in the payment when due of all or any part of the interest on any Note (whether at the stated maturity thereof or at any other time provided for in this Agreement) of any Reimbursement Obligation or of any fee or other Obligation payable hereunder or under any other Loan Document;

               (b) default in the observance or performance of any covenant set forth in Sections 8.5, 8.7, 8.8, 8.9, 8.10, 8.11, 8.12, 8.19, 8.21 or 8.22
      hereof or of any provision in any Loan Document dealing with the use, disposition or remittance of the proceeds of Collateral or requiring the maintenance of insurance thereon;

               (c) default in the observance or performance of any other provision hereof or of any other Loan Document which is not remedied within 30 days after the earlier of (i) the date on which such failure shall first become known to any Responsible Officer of the Borrower or
      (ii) written notice thereof is given to the Borrower by the Agent;

               (d) any representation or warranty made herein or in any other Loan Document or in any certificate furnished to the Agent or the Banks pursuant hereto or thereto or in connection with any transaction contemplated hereby or thereby proves untrue in any material respect as of the date of the issuance or making or deemed making thereof;

               (e) any event occurs or condition exists (other than those described in subsections (a) through (d) above) which is specified as an event of default under any of the other Loan Documents, or any of the Loan Documents shall for any reason not be or shall cease to be in full force and effect or is declared to be null and void, or any of the Collateral Documents shall for any reason fail to create a valid and perfected Liens in favor of the Agent in any Collateral required to be provided by Section 4.1 hereof (except as expressly permitted by the terms thereof or an inadvertent failure to maintain such a Lien on Collateral aggregating less than $500,000 in value), or any Subsidiary takes any action for the purpose of terminating, repudiating or rescinding any Loan Document executed by it or any of its obligations thereunder;

               (f) default shall occur under any Indebtedness for Borrowed Money aggregating in excess of $1,000,000 issued, assumed or guaranteed by the Borrower or any Subsidiary, or under any indenture, agreement or other instrument under which the same may be issued, and such default shall continue for a period of time sufficient to permit the acceleration of the maturity of any such Indebtedness for Borrowed Money (whether or not such maturity is in fact accelerated, but after giving effect to any notice or cure periods or waivers thereof), or any such Indebtedness for Borrowed Money shall not be paid when due (whether by demand, lapse of time, acceleration or otherwise, but after giving effect to any notice or cure periods or waivers thereof);

               (g) any judgment or judgments, writ or writs or warrant or warrants of attachment, or any similar process or processes in an aggregate amount in excess of $2,500,000 in excess of any applicable insurance coverage shall be entered or filed against the Borrower or any Subsidiary, or against any of its Property, and which remains undischarged, unvacated, unbonded or unstayed for a period of 45 days;

               (h) the Borrower or any Subsidiary, or any member of its Controlled Group, shall fail to pay when due an amount or amounts aggregating in excess of $1,000,000 which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans having aggregate Unfunded Vested Liabilities in excess of $1,000,000 (collectively, a "MATERIAL PLAN") shall be filed under Title IV of ERISA by the Borrower or any Subsidiary, or any other member of its Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any Material Plan or a proceeding shall be instituted by a fiduciary of any Material Plan against the Borrower or any Subsidiary, or any member of its Controlled Group, to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated;

               (i) the Borrower or any Material Subsidiary shall (i) have entered involuntarily against it an order for relief under the United States Bankruptcy Code, as amended, (ii) not pay, or admit in writing its inability to pay, its debts generally as they become due, (iii) make an assignment for the benefit of creditors, (iv) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any substantial part of its Property, (v) institute any proceeding seeking to have entered against it an order for relief under the United States Bankruptcy Code, as amended, to adjudicate it insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (vi) take any corporate action in furtherance of any matter described in parts (i) through (v) above, or (vii) fail to contest in good faith any appointment or proceeding described in Section 9.1(j) hereof; or

               (j) a custodian, receiver, trustee, examiner, liquidator or similar official shall be appointed for the Borrower or any Material Subsidiary or any substantial part of any of its Property, or a proceeding described in Section 9.1(i) (v) shall be instituted against the Borrower or any Material Subsidiary, and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 60 days.

     SECTION 9.2. NON-BANKRUPTCY DEFAULTS. When any Event of Default other than those described in subsection (i) or (j) of Section 9.1 hereof has occurred and is continuing, the Agent shall, by written notice to the Borrower: (a) if so directed by the Required Banks, terminate the remaining Commitments and all other obligations of the Banks hereunder on the date stated in such notice (which may be the date thereof); (b) if so directed by the Required Banks, declare the principal of and the accrued interest on all outstanding Notes to be forthwith due and payable and thereupon all outstanding Notes, including both principal and interest thereon, shall be and become immediately due and payable together with all other amounts payable under the Loan Documents without further demand, presentment, protest or notice of any kind; and (c) if so directed by the Required Banks, demand that the Borrower immediately pay to the Agent the full amount then available for drawing under each or any Letter of Credit, and the Borrower agrees to immediately make such payment and acknowledges and agrees that the Banks would not have an adequate remedy at law for failure by the Borrower to honor any such demand and that the Agent, for the benefit of the Banks, shall have the right to require the Borrower to specifically perform such undertaking whether or not any drawings or other demands for payment have been made under any Letter of Credit. The Agent, after giving notice to the Borrower pursuant to Section 9.1(c) or this Section 9.2, shall also promptly send a copy of such notice to the other Banks, but the failure to do so shall not impair or annul the effect of such notice.

     SECTION 9.3. BANKRUPTCY DEFAULTS. When any Event of Default described in subsections (i) or (j) of Section 9.1 hereof has occurred and is continuing, then all outstanding Notes shall immediately become due and payable together with all other amounts payable under the Loan Documents without presentment, demand, protest or notice of any kind, the obligation of the Banks to extend further credit pursuant to any of the terms hereof shall immediately terminate, and the Borrower shall immediately pay to the Agent the full amount then available for drawing under all outstanding Letters of Credit, the Borrower acknowledging and agreeing that the Banks would not have an adequate remedy at law for failure by the Borrower to honor any such demand and that the Banks, and the Agent on their behalf, shall have the right to require the Borrower to specifically perform such undertaking whether or not any draws or other demands for payment have been made under any of the Letters of Credit.

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     SECTION 9.4.   COLLATERAL FOR UNDRAWN LETTERS OF CREDIT. (a) If the
prepayment of the amount available for drawing under any or all outstanding Letters of Credit is required under Section 1.10(b) or under Section 9.2 or 9.3 above, the Borrower shall forthwith pay the amount required to be so prepaid, to be held by the Agent as provided in subsection (b) below.

     (b) All amounts prepaid pursuant to subsection (a) shall be held by the Agent in a separate collateral account (such account, and the credit balances, properties and any investments from time to time held therein, and any substitutions for such account, any certificate of deposit or other instrument evidencing any of the foregoing and all proceeds of and earnings on any of the foregoing being collectively called the "COLLATERAL ACCOUNT") as security for, and for application by the Agent (to the extent available) to, the reimbursement of any payment under any Letter of Credit then or thereafter made by the Agent, and to the payment of the unpaid balance of any Loans and all other obligations secured by the Collateral Documents. The Collateral Account shall be held in the name of and subject to the exclusive dominion and control of the Agent for the benefit of the Agent and the Banks. If and when requested by the Borrower, the Agent shall invest funds held in the Collateral Account from time to time in direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America with a remaining maturity of one year or less, PROVIDED that the Agent is irrevocably authorized to sell investments held in the Collateral Account when and as required to make payments out of the Collateral Account for application to amounts due and owing from the Borrower to the Agent or Banks; PROVIDED, HOWEVER, that if (i) the Borrower shall have made payment of all such obligations referred to in subsection (a) above, (ii) all relevant preference or other disgorgement periods relating to the receipt of such payments have passed, and (iii) no Letters of Credit, Commitments, Loans or other obligations secured by the Collateral Documents remain outstanding hereunder, then the Agent shall release to the Borrower any remaining amounts held in the Collateral Account.

     SECTION 9.5. NOTICE OF DEFAULT. The Agent shall give notice to the Borrower under Section 9.1(c) hereof promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.

     SECTION 9.6. EXPENSES. The Borrower agrees to pay to the Agent and each Bank, and any other holder of any Note outstanding hereunder, all expenses reasonably incurred or paid by the Agent and such Bank or any such holder, including reasonable attorneys' fees and court costs, in connection with any Default or Event of Default by the Borrower hereunder or in connection with the enforcement of any of the Loan Documents (including all such costs and expenses incurred in connection with any proceeding under the United States Bankruptcy Code involving the Borrower or any Subsidiary as a debtor thereunder).

SECTION 10.    CHANGE IN CIRCUMSTANCES.

     SECTION 10.1. CHANGE OF LAW. Notwithstanding any other provisions of this Agreement or any Note, if at any time any change after the date hereof in applicable law or any change after the date hereof in the interpretation or administration thereof of any of the foregoing by any governmental authority, central bank or comparable agency having jurisdiction, over such Bank or its lending branch or the Eurodollar Loans contemplated by this Agreement (whether or not having the force of law) makes it unlawful for any Bank to make or continue to maintain any Eurodollar Loans or to perform its obligations as contemplated hereby, such Bank shall promptly give notice thereof to the Borrower describing in reasonable detail the basis for such Bank's determination and such Bank's obligations to make or maintain Eurodollar Loans under this Agreement shall be suspended until it is no longer unlawful for such Bank to make or maintain Eurodollar Loans. The Borrower shall, within 5 days (or sooner if applicable law so requires) after written demand from the affected Bank or the Agent, prepay on demand the outstanding principal amount of any such affected Eurodollar Loans, together with all interest accrued thereon and all other amounts then due and payable to such Bank under this Agreement; PROVIDED, HOWEVER, subject to all of the terms and conditions of this Agreement, the Borrower may then elect to borrow the principal amount of the affected Eurodollar Loans from such Bank by means of Base Rate Loans from such Bank, which Base Rate Loans shall not be made ratably by the Banks but only from such affected Bank and PROVIDED, FURTHER, that the Borrower shall have no obligation under Section 1.12 with respect to any such prepayment.

     SECTION 10.2. UNAVAILABILITY OF DEPOSITS OR INABILITY TO ASCERTAIN, OR INADEQUACY OF, LIBOR. If on or prior to the first day of any Interest Period for any Borrowing of Eurodollar Loans:

               (a) the Agent determines that deposits in U.S. Dollars (in the applicable amounts) are not being offered to it in the interbank eurodollar market by reason of circumstances affecting the interbank Eurodollar market generally for such Interest Period, or that by reason of circumstances affecting the interbank eurodollar market adequate and reasonable means do not exist for ascertaining the applicable LIBOR, or

               (b) the Required Banks advise the Agent that (i) LIBOR as determined by the Agent will not adequately and fairly reflect the cost to such Banks of funding their Eurodollar Loans for such Interest Period or
      (ii) that the making or funding of Eurodollar Loans become impracticable,

then the Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Banks to make Eurodollar Loans shall be suspended.

     SECTION 10.3. INCREASED COST AND REDUCED RETURN. (a) If, on or after the date hereof, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

               (i) shall subject any Bank (or its Lending Office) to any tax, duty or other charge with respect to its Fixed Rate Loans, its Notes, its Letter(s) of Credit, or its participation in any thereof, any Reimbursement Obligations owed to it or its obligation to make Fixed Rate Loans, issue a Letter of Credit, or to participate therein, or shall change the basis of taxation of payments to any Bank (or its Lending Office) of the principal of or interest on its Fixed Rate Loans, Letter(s) of Credit, or participations therein or any other amounts due under this Agreement or any other Loan Document in respect of its Fixed Rate Loans, Letter(s) of Credit, any participation therein, any Reimbursement Obligations owed to it, or its obligation to make Fixed Rate Loans, or issue a Letter of Credit, or acquire participations therein (except for such taxes as may be measured on the overall net income of such Bank or its Lending Office imposed by the jurisdiction, or any political subdivision or taxing authority thereof, in which such Bank's principal executive office or Lending Office is located); or

               (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Fixed Rate Loans any such requirement included in an applicable Eurodollar Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Lending Office) or shall impose on any Bank (or its Lending Office) or on the interbank market any other condition affecting its Fixed Rate Loans, its Notes, its Letter(s) of Credit, or its participation in any thereof, any Reimbursement Obligation owed to it, or its obligation to make Fixed Rate Loans, or to issue a Letter of Credit, or to participate therein;

and the result of any of the foregoing is to increase the cost to such Bank (or its Lending Office) of making or maintaining any Fixed Rate Loan, issuing or maintaining a Letter of Credit, or participating therein, or to reduce the amount of any sum received or receivable by such Bank (or its Lending Office) under this Agreement or under any other Loan Document with respect thereto, by an amount deemed by such Bank to be material, then, within 60 days after written demand by such Bank (with a copy to the Agent), the Borrower shall be obligated to pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction; PROVIDED, HOWEVER, that the Borrower shall not be obligated to pay any such amount or amounts to the extent such additional cost or payment was incurred or paid by such Bank more than ninety
(90) days prior to the date of the delivery of the certificate referred to in the immediately following sentence (nothing herein to impair or otherwise affect the Borrower's liability hereunder for costs or payments subsequently incurred or paid by such Bank). If a Bank makes such a claim for compensation, it shall provide to the Borrower (with a copy to the Agent) substantially concurrently with such demand a certificate setting forth the computation of the increased cost or reduced amount as a result of any event mentioned herein in reasonable detail and such certificate shall be conclusive if reasonably determined absent manifest error.

     (b) If, after the date hereof, any Bank or the Agent shall have determined that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Lending Office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has had the effect of reducing the rate of return on such Bank's capital as a consequence of its obligations hereunder to a level below that which such Bank could have achieved but for such adoption, change or compliance (taking into consideration such

Bank's policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 30 days after written demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction; PROVIDED, HOWEVER, that the Borrower shall not be obligated to compensate such Bank to the extent its rate of return was so reduced more than ninety (90) days prior to the date of such demand (nothing herein to impair or otherwise affect the Borrower's liability hereunder to compensate for subsequent reductions in such Bank's rate of return).

     (c) A certificate of a Bank claiming compensation under this Section 10.3 and setting forth the additional amount or amounts to be paid to it hereunder shall be PRIMA FACIE correct. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

     SECTION 10.4. LENDING OFFICES. Each Bank may, at its option, elect to make its Loans hereunder at the branch, office or affiliate specified on the appropriate signature page hereof (each a "LENDING OFFICE") for each type of Loan available hereunder or at such other of its branches, offices or affiliates as it may from time to time elect and designate in a written notice to the Borrower and the Agent.

     SECTION 10.5. DISCRETION OF BANK AS TO MANNER OF FUNDING. Notwithstanding any other provision of this Agreement, each Bank shall be entitled to fund and maintain its funding of all or any part of its Loans in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations hereunder with respect to Eurodollar Loans shall be made as if each Bank had actually funded and maintained each Eurodollar Loan through the purchase of deposits in the interbank eurodollar market having a maturity corresponding to such Loan's Interest Period and bearing an interest rate equal to LIBOR for such Interest Period.

     SECTION 10.6. BANK'S DUTY TO MITIGATE. Each Bank agrees that, as promptly as practicable after it becomes aware of the occurrence of an event or the existence of a condition that would cause it to be affected under Section 10.1,
10.2 or 10.3 hereof, such Bank will, after notice to the Borrower, to the extent not inconsistent with such Bank's internal policies and customary business practices, use its reasonable best efforts to make, fund or maintain the affected Fixed Rate Loan through another lending office of such Bank if as a result thereof the unlawfulness which would otherwise require payment of such Loan pursuant to Section 10.1 hereof would cease to exist or the circumstances which would otherwise terminate such Bank's obligation to make such Loan under
Section 10.2 hereof would cease to exist or the increased costs which would otherwise be required to be paid in respect of such Loan pursuant to Section
10.3 hereof would be materially reduced, and if, as determined by such Bank, in its sole discretion, the making, funding or maintaining of such Loan through such other lending office would not otherwise adversely affect such Loan or such Bank. The Borrower hereby agrees to pay all reasonable expenses incurred by each such Bank in utilizing another lending office pursuant to this Section 10.6.

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SECTION 11.    THE AGENT AND ISSUING BANK.

     SECTION 11.1. APPOINTMENT AND AUTHORIZATION OF AGENT. Each Bank hereby appoints Harris Trust and Savings Bank as the Agent under the Loan Documents and hereby authorizes the Agent to take such action as Agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto. The Banks expressly agree that the Agent is not acting as a fiduciary of the Banks in respect of the Loan Documents, the Borrower or otherwise, and nothing herein or in any of the other Loan Documents shall result in any duties or obligations on the Agent or any of the Banks except as expressly set forth herein.

     SECTION 11.2. AGENT AND ITS AFFILIATES. The Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any other Bank and may exercise or refrain from exercising such rights and power as though it were not the Agent, and the Agent and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Affiliate of the Borrower as if it were not the Agent under the Loan Documents. The term "BANK" as used herein and in all other Loan Documents, unless the context otherwise clearly requires, includes the Agent in its individual capacity as a Bank. References in Section 1 hereof to the Agent's Loans, or to the amount owing to the Agent for which an interest rate is being determined, refer to the Agent in its individual capacity as a Bank.

     SECTION 11.3. ACTION BY AGENT. If the Agent receives from the Borrower a written notice of an Event of Default pursuant to Section 8.5 hereof, the Agent shall promptly give each of the Banks written notice thereof. The obligations of the Agent under the Loan Documents are only those expressly set forth therein. Without limiting the generality of the foregoing, the Agent shall not be required to take any action hereunder with respect to any Default or Event of Default, except as expressly provided in Sections 9.2, 9.3 and 9.5. Upon the occurrence of an Event of Default, the Agent shall take such action to enforce its Lien on the Collateral and to preserve and protect the Collateral as may be directed by the Required Banks. Unless and until the Required Banks give such direction, the Agent may (but shall not be obligated to) take or refrain from taking such actions as it deems appropriate and in the best interest of all the Banks. In no event, however, shall the Agent be required to take any action in violation of applicable law or of any provision of any Loan Document, and the Agent shall in all cases be fully justified in failing or refusing to act hereunder or under any other Loan Document unless it first receives any further assurances of its indemnification from the Banks that it may require, including prepayment of any related expenses and any other protection it requires against any and all costs, expense, and liability which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall be entitled to assume that no Default or Event of Default exists unless notified in writing to the contrary by a Bank or the Borrower. In all cases in which the Loan Documents do not require the Agent to take specific action, the Agent shall be fully justified in using its discretion in failing to take or in taking any action thereunder. Any instructions of the Required Banks, or of any other group of Banks called for under the specific provisions of the Loan Documents, shall be binding upon all the Banks and the holders of the Obligations.

                                      -58-
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     SECTION 11.4.  CONSULTATION WITH EXPERTS. The Agent may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

     SECTION 11.5. LIABILITY OF AGENT; CREDIT DECISION. Neither the Agent nor any of its directors, officers, agents, or employees shall be liable for any action taken or not taken by it in connection with the Loan Documents: (i) with the consent or at the request of the Required Banks or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify: (i) any statement, warranty or representation made in connection with this Agreement, any other Loan Document or any Credit Event; (ii) the performance or observance of any of the covenants or agreements of the Borrower or any Subsidiary contained herein or in any other Loan Document; (iii) the satisfaction of any condition specified in Section 7 hereof, except receipt of items required to be delivered to the Agent; or (iv) the validity, effectiveness, genuineness, enforceability, perfection, value, worth or collectibility hereof or of any other Loan Document or of any other documents or writing furnished in connection with any Loan Document or of any Collateral; and the Agent makes no representation of any kind or character with respect to any such matter mentioned in this sentence. The Agent may execute any of its duties under any of the Loan Documents by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Banks, the Borrower, or any other Person for the default or misconduct of any such agents or attorneys-in-fact selected with reasonable care. The Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, other document or statement (whether written or oral) believed by it to be genuine or to be sent by the proper party or parties. In particular and without limiting any of the foregoing, the Agent shall have no responsibility for confirming the accuracy of any compliance certificate or other document or instrument received by it under the Loan Documents. The Agent may treat the payee of any Note as the holder thereof until written notice of transfer shall have been filed with the Agent signed by such payee in form satisfactory to the Agent. Each Bank acknowledges that it has independently and without reliance on the Agent or any other Bank, and based upon such information, investigations and inquiries as it deems appropriate, made its own credit analysis and decision to extend credit to the Borrower in the manner set forth in the Loan Documents. It shall be the responsibility of each Bank to keep itself informed as to the creditworthiness of the Borrower and its Subsidiaries, and the Agent shall have no liability to any Bank with respect thereto.

     SECTION 11.6. INDEMNITY. The Banks shall ratably, in accordance with their respective Percentages, indemnify and hold the Agent, and its directors, officers, employees, agents and representatives harmless from and against any liabilities, losses, costs or expenses suffered or incurred by it under any Loan Document or in connection with the transactions contemplated thereby, regardless of when asserted or arising, except to the extent they are promptly reimbursed for the same by the Borrower and except to the extent that any event giving rise to a claim was caused by the gross negligence or willful misconduct of the party seeking to be indemnified. The obligations of the Banks under this Section shall survive termination of this Agreement. The Agent shall be entitled to offset amounts received for the account of a Bank under this Agreement against unpaid amounts due from such Bank to the Agent hereunder (whether as

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fundings of participations, indemnities or otherwise), but shall not be entitled to offset against amounts owed to the Agent by any Bank arising outside of this Agreement and the other Loan Documents.

     SECTION 11.7. RESIGNATION OF AGENT AND SUCCESSOR AGENT. The Agent may resign at any time by giving written notice thereof to the Banks and the Borrower. Upon any such resignation of the Agent, the Required Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be any Bank hereunder or any commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of its appointment as the Agent hereunder, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent under the Loan Documents, and the retiring Agent shall be discharged from its duties and obligations thereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 11 and all protective provisions of the other Loan Documents shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent, but no successor Agent shall in any event be liable or responsible for any actions of its predecessor. If the Agent resigns and no successor is appointed, the rights and obligations of such Agent shall be automatically assumed by the Required Banks and (i) the Borrower shall be directed to make all payments due each Bank hereunder directly to such Bank and (ii) the Agent's rights in the Collateral Documents shall be assigned without representation, recourse or warranty to the Banks as their interests may appear.

     SECTION 11.8. ISSUING BANK. The Issuing Bank shall act on behalf of the Banks with respect to any Letters of Credit issued by it and the documents associated therewith. The Issuing Bank shall have all of the benefits and immunities (i) provided to the Agent in this Section 11 with respect to any acts taken or omissions suffered by the Issuing Bank in connection with Letters of Credit issued by it or proposed to be issued by it and the Applications pertaining to such Letters of Credit as fully as if the term "Agent", as used in this Section 11, included Issuing Bank with respect to such acts or omissions and (ii) as additionally provided in this Agreement with respect to such Issuing Bank.

     SECTION 11.9. HEDGING LIABILITY AND FUNDS TRANSFER AND DEPOSIT ACCOUNT LIABILITY ARRANGEMENTS. By virtue of a Bank's execution of this Agreement or an assignment agreement pursuant to Section 12.12 hereof, as the case may be, any Affiliate of such Bank with whom the Borrower or any Subsidiary has entered into an agreement creating Hedging Liability or Funds Transfer and Deposit Account Liability shall be deemed a Bank party hereto for purposes of any reference in a Loan Document to the parties for whom the Agent is acting, it being understood and agreed that the rights and benefits of such Affiliate under the Loan Documents consist exclusively of such Affiliate's right to share in payments and collections out of the Collateral and the Guaranties as more fully set forth in
Section 3 hereof. In connection with any such distribution of payments and collections, the Agent shall be entitled to assume no amounts are due to any Bank or its Affiliate with respect to Hedging Liability or Funds Transfer and Deposit

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Account Liability unless such Bank or its Affiliate has notified the Agent in writing of the amount of any such liability owed to it or its Affiliate prior to such distribution.

     SECTION 11.10. DESIGNATION OF ADDITIONAL AGENTS. The Agent shall have the continuing right, for purposes hereof, at any time and from time to time to designate one or more of the Banks (and/or its or their Affiliates) as "syndication agents," "documentation agents," "arrangers" or other designations for purposes hereto, but such designation shall have no substantive effect, and such Banks and their Affiliates shall have no additional powers, duties or responsibilities as a result thereof.

     SECTION 11.11. AGENT'S RELATIONSHIP WITH BORROWER. The provisions of this
Section 11 shall be binding upon and sets forth agreements by and among each Bank and the Agent. The provisions of this Section 11 (except as contemplated by Section 11.7 hereof) shall in no way amend, alter, modify, restrict or otherwise affect the agreements of the Borrower with the Agent and with the Banks otherwise set forth in this Agreement.

SECTION 12.    MISCELLANEOUS.

     SECTION 12.1. WITHHOLDING TAXES. (a) PAYMENTS FREE OF WITHHOLDING. Except as otherwise required by law and subject to Section 12.1(b) hereof, each payment by the Borrower under this Agreement or the other Loan Documents shall be made without withholding for or on account of any present or future taxes (other than overall net income taxes on the recipient) imposed by or within the jurisdiction in which the Borrower is domiciled, any jurisdiction from which the Borrower makes any payment, or (in each case) any political subdivision or taxing authority thereof or therein. If any such withholding is so required, the Borrower shall make the withholding, pay the amount withheld to the appropriate governmental authority before penalties attach thereto or interest accrues thereon and forthwith pay such additional amount as may be necessary to ensure that the net amount actually received by each Bank and the Agent free and clear of such taxes (including such taxes on such additional amount) is equal to the amount which that Bank or the Agent (as the case may be) would have received had such withholding not been made. If the Agent or any Bank pays any amount in respect of any such taxes, penalties or interest, the Borrower shall reimburse the Agent or such Bank for that payment on demand in the currency in which such payment was made. If the Borrower pays any such taxes, penalties or interest, it shall deliver official tax receipts evidencing that payment or certified copies thereof to the Bank or Agent on whose account such withholding was made (with a copy to the Agent if not the recipient of the original) on or before the thirtieth day after payment.

     (b) U.S. WITHHOLDING TAX EXEMPTIONS. Each Bank that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) shall submit to the Borrower and the Agent on or before the date the initial Credit Event is made hereunder or, if later, the date such financial institution becomes a Bank hereunder, two duly completed and signed copies of (i) either Form W-8 BEN (relating to such Bank and entitling it to a complete exemption from withholding under the Code on all amounts to be received by such Bank, including fees, pursuant to the Loan Documents and the Obligations) or Form W-8 ECI (relating to all amounts to be received by such Bank, including fees, pursuant to the Loan Documents and the Obligations) of the United States Internal Revenue Service or (ii) solely if such Bank is claiming exemption from

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United States withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a Form W-8 BEN, or any successor form prescribed by the Internal Revenue Service, and a certificate representing that such Bank is not a bank for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Borrower and is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code). Thereafter and from time to time, each Bank shall submit to the Borrower and the Agent such additional duly completed and signed copies of one or the other of such Forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) and such other certificates as may be (i) requested by the Borrower in a written notice, directly or through the Agent, to such Bank and (ii) required under then-current United States law or regulations to avoid or reduce United States withholding taxes on payments in respect of all amounts to be received by such Bank, including fees, pursuant to the Loan Documents or the Obligations. Upon the request of the Borrower or the Agent, each Bank that is a United States person (as such term is defined in Section 7701(a)(30) of the Code) shall submit to the Borrower and the Agent a certificate to the effect that it is such a United States person.

     (c) INABILITY OF BANK TO SUBMIT FORMS. If any Bank determines, as a result of any change in applicable law, regulation or treaty, or in any official application or interpretation thereof, that it is unable to submit to the Borrower or the Agent any form or certificate that such Bank is obligated to submit pursuant to subsection (b) of this Section 12.1 or that such Bank is required to withdraw or cancel any such form or certificate previously submitted or any such form or certificate otherwise becomes ineffective or inaccurate, such Bank shall promptly notify the Borrower and Agent of such fact and the Bank shall to that extent not be obligated to provide any such form or certificate and will be entitled to withdraw or cancel any affected form or certificate, as applicable.

     SECTION 12.2. NO WAIVER, CUMULATIVE REMEDIES. No delay or failure on the part of the Agent or any Bank or on the part of the holder or holders of any of the Obligations in the exercise of any power or right under any Loan Document shall operate as a waiver thereof or as an acquiescence in any default, nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right. The rights and remedies hereunder of the Agent, the Banks and of the holder or holders of any of the Obligations are cumulative to, and not exclusive of, any rights or remedies which any of them would otherwise have.

     SECTION 12.3. NON-BUSINESS DAYS. Subject to Section 1.8 hereof, if any payment hereunder becomes due and payable on a day which is not a Business Day, the due date of such payment shall be extended to the next succeeding Business Day on which date such payment shall be due and payable. In the case of any payment of principal falling due on a day which is not a Business Day, interest on such principal amount shall continue to accrue during such extension at the rate per annum then in effect, which accrued amount shall be due and payable on the next scheduled date for the payment of interest.

     SECTION 12.4. DOCUMENTARY TAXES. The Borrower agrees to pay on demand any documentary, stamp or similar taxes payable in respect of this Agreement or any other Loan

Document, including interest and penalties, in the event any such taxes are assessed, irrespective of when such assessment is made and whether or not any credit is then in use or available hereunder.

     SECTION 12.5. SURVIVAL OF REPRESENTATIONS. All representations and warranties made herein or in any other Loan Document or in certificates given pursuant hereto or thereto shall survive the execution and delivery of this Agreement and the other Loan Documents, and shall continue in full force and effect with respect to the date as of which they were made as long as any credit is in use or available hereunder.

     SECTION 12.6. SURVIVAL OF INDEMNITIES. All indemnities and other provisions relative to reimbursement to the Banks of amounts sufficient to protect the yield of the Banks with respect to the Loans and Letters of Credit, including, but not limited to, Sections 1.12, 10.3 and 12.15 hereof, shall survive in accordance with their terms the termination of this Agreement and the other Loan Documents and the payment of the Obligations.

     SECTION 12.7. SHARING OF SET-OFF. Each Bank agrees with each other Bank a party hereto that if such Bank shall receive and retain any payment, whether by set-off or application of deposit balances or otherwise, on any of the Loans or Reimbursement Obligations in excess of its ratable share of payments on all such Obligations then outstanding to the Banks, then such Bank shall purchase for cash at face value, but without recourse, ratably from each of the other Banks such amount of the Loans or Reimbursement Obligations, or participations therein, held by each such other Banks (or interest therein) as shall be necessary to cause such Bank to share such excess payment ratably with all the other Banks; PROVIDED, HOWEVER, that if any such purchase is made by any Bank, and if such excess payment or part thereof is thereafter recovered from such purchasing Bank, the related purchases from the other Banks shall be rescinded ratably and the purchase price restored as to the portion of such excess payment so recovered, but without interest. For purposes of this Section, amounts owed to or recovered by the Issuing Bank in connection with Reimbursement Obligations in which Banks have been required to fund their participation shall be treated as amounts owed to or recovered by the Issuing Bank as a Bank hereunder.

     SECTION 12.8. NOTICES. Except as otherwise specified herein, all notices hereunder and under the other Loan Documents shall be in writing (including, without limitation, notice by telecopy) and shall be given to the relevant party at its address or telecopier number set forth below, or such other address or telecopier number as such party may hereafter specify by notice to the Agent and the Borrower given by courier, by United States certified or registered mail, by telecopy or by other telecommunication device capable of creating a written record of such notice and its receipt. Notices under the Loan Documents to the Banks and the Agent shall be addressed to their respective addresses or telecopier numbers set forth on the signature pages hereof, and to the Borrower to:

                           APAC Customer Services, Inc.
                           Six Parkway North
                           Deerfield, Illinois  60015
                           Attention: Chief Financial Officer
                           Telephone: (847) 282-6904
                           Telecopy:  (847) 282-6826

                           with copies (in case of notices of default) to:

                           APAC Customer Services, Inc.
                           Six Parkway North
                           Deerfield, Illinois  60015
                           Attention: General Counsel
                           Telephone: (847) 236-5452
                           Telecopy:  (847) 945-1248

                           and

                           Skadden, Arps, Slate, Meagher & Flom (Illlinois) 333 West Wacker Drive
                           Chicago, Illinois  60606
                           Attention: Charles W. Mulaney, Jr.
                           Telephone: (312) 407-0500
                           Telecopy:  (312) 407-8518

Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section or on the signature pages hereof and a confirmation of such telecopy has been received by the sender, (ii) if given by mail, 5 days after such communication is deposited in the mail, certified or registered with return receipt requested, addressed as aforesaid or (iii) if given by any other means, when delivered at the addresses specified in this Section or on the signature pages hereof; provided that any notice given pursuant to Section 1 hereof shall be effective only upon receipt.

     SECTION 12.9. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and by the different parties hereto on separate counterpart signature pages, and all such counterparts taken together shall be deemed to constitute one and the same instrument.

     SECTION 12.10. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Agent and each of the Banks and the benefit of their respective successors and assigns, including any subsequent holder of any of the Obligations. The Borrower may not assign any of its rights or obligations under any Loan Document without the written consent of all of the Banks.

     SECTION 12.11. PARTICIPANTS. Each Bank shall have the right at its own cost to grant participations (to be evidenced by one or more agreements or certificates of participation) in the Loans made and Reimbursement Obligations and/or Commitments and/or participations in Swing Loans held by such Bank at any time and from time to time to one or more other Persons;

provided that no such participation shall relieve any Bank of any of its obligations under this Agreement, and, provided, further that no such participant shall have any rights under this Agreement except as provided in this Section, and the Agent shall have no obligation or responsibility to such participant. Any agreement pursuant to which such participation is granted shall provide that the granting Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower under this Agreement and the other Loan Documents including, without limitation, the right to approve any amendment, modification or waiver of any provision of the Loan Documents, except that such agreement may provide that such Bank will not agree to any modification, amendment or waiver of the Loan Documents that would reduce the amount of or postpone any fixed date for payment of any Obligation in which such participant has an interest. Any party to which such a participation has been granted shall have the benefits of Section 1.12 and Section 10.3 hereof. The Borrower authorizes each Bank to disclose to any participant or prospective participant under this Section any financial or other information pertaining to the Borrower so long as such purchaser or prospective purchaser agrees to be bound by Section
12.21 hereof.

     SECTION 12.12. ASSIGNMENT OF COMMITMENTS BY BANKS. Each Bank shall have the right at any time, with the prior consent of the Agent (which consent of the Agent shall not be unreasonably withheld) and, so long as no Event of Default then exists, the Borrower (which consent of the Borrower shall not be unreasonably withheld) to sell, assign, transfer or negotiate all or any part of its Commitments (including the same percentage of its Notes, outstanding Loans and Reimbursement Obligations owed to it) to one or more commercial banks or other financial institutions or investors; PROVIDED, HOWEVER, that in order to make any such assignment (i) unless the assigning Bank is assigning all of its Commitments, the assigning Bank shall retain at least $5,000,000 in outstanding Loans, interests in Letters of Credit and unused Commitments, (ii) the assignee bank shall have outstanding Loans, interests in Letters of Credit and unused Commitments of at least $5,000,000, (iii) the assignment of a Revolving Note shall cover the same percentage of such Bank's Revolving Credit Commitment, Revolving Loans and interests in Letters of Credit, (iv) the Swing Loans and Swing Line Commitment shall only be assigned (if at all) in total, (v) each such assignment shall be evidenced by a written agreement (substantially in the form attached hereto as Exhibit G or in such other form acceptable to the Agent) executed by such assigning Bank, such assignee bank or banks, the Agent and, if required as provided above, the Borrower, which agreement shall specify in each instance the portion of the Obligations which are to be assigned to the assignee bank and the portion of the Commitments of the assigning Bank to be assumed by the assignee bank or banks, and (vi) the assigning Bank shall pay to the Agent a processing fee of $3,500 and any out-of-pocket attorneys' fees and expenses incurred by the Agent in connection with any such assignment agreement. Any such assignee shall become a Bank for all purposes hereunder to the extent of the Commitments it assumes and the assigning Bank shall be released from its obligations, and will have released its rights, under the Loan Documents to the extent of such assignment. The Borrower authorizes each Bank to disclose to any purchaser or prospective purchaser of an interest in the Loans and Reimbursement Obligations owed to it or its Commitments under this Section any financial or other information pertaining to the Borrower so long as such purchaser or prospective purchaser agrees to be bound by Section 12.21 hereof. Notwithstanding anything herein to the contrary, (i) any assigning Bank may, without obtaining the Borrower's consent, assign all or a portion of its Commitments (and related outstanding Obligations hereunder) to its parent entity and/or any affiliate of such Bank which is at least 80% owned by such Bank or its parent entity or to any one or more Banks and (ii) nothing in this Agreement shall prevent or prohibit any Bank from pledging its Loans and Notes to a Federal Reserve Bank in support of borrowings made by such Bank from such Federal Reserve Bank.

     SECTION 12.13. AMENDMENTS. Any provision of this Agreement or the other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by (a) the Borrower, (b) the Required Banks,
(c) if the rights or duties of the Agent are affected thereby, the Agent, and
(d) if the rights or duties of the Issuing Bank are affected thereby, the Issuing Bank; provided that:

               (i) no amendment or waiver pursuant to this Section 12.13 shall (A) increase any Commitment of any Bank without the consent of such Bank or (B) reduce the amount of or postpone the due date for any scheduled payment of any principal of or interest on any Loan or of any Reimbursement Obligation or of any fee payable hereunder without the consent of the Bank to which such payment is owing or which has committed to make such Loan or Letter of Credit (or participate therein) hereunder or (c) reduce the amount of or postpone the due date for any Commitment reduction required by Section 1.13(b) hereof; and

               (ii) no amendment or waiver pursuant to this Section 12.13 shall, unless signed by each Bank, change the definitions of Revolving Credit Termination Date, or Required Banks, change the provisions of this
      Section 12.13, release any material Guarantor or all or any substantial part of the Collateral (except as otherwise provided for in the Loan Documents), or affect the number of Banks required to take any action hereunder or under any other Loan Document.

     SECTION 12.14. HEADINGS. Section headings used in this Agreement are for reference only and shall not affect the construction of this Agreement.

     SECTION 12.15. COSTS AND EXPENSES. The Borrower agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, negotiation, and administration of the Loan Documents, including, without limitation, the reasonable fees and disbursements of counsel to the Agent, in connection with the preparation and execution of the Loan Documents, and any amendment, waiver or consent related thereto, whether or not the transactions contemplated herein are consummated, together with any fees and charges suffered or incurred by the Agent in connection with periodic environmental audits, fixed asset appraisals, title insurance policies, collateral filing fees and lien searches. The Borrower further agrees to indemnify the Agent, each Bank, and their respective directors, officers and employees, against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all reasonable expenses of litigation or preparation therefor, whether or not the indemnified Person is a party thereto, or any settlement arrangement arising from or relating to any such litigation) which any of them may pay or incur arising out of or relating to any Loan Document or any of the transactions contemplated thereby or the direct or indirect application or proposed application of the proceeds of any Loan or Letter of Credit, other than those which arise (i) from the gross negligence or willful misconduct of, or material breach of the Loan Documents by, the party claiming indemnification or (ii) solely in connection with litigation solely between the Banks. The Borrower, upon demand by the Agent or a Bank at any time, shall reimburse the Agent or such Bank for any reasonable legal or other expenses incurred in connection with investigating or defending against any of the foregoing (including any settlement costs relating to the foregoing) except if the same is directly due to the gross negligence or willful misconduct of the party to be indemnified. The obligations of the Borrower under this Section shall survive the termination of this Agreement.

     SECTION 12.16. SET-OFF. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of any Event of Default, each Bank and each subsequent holder of any Obligation is hereby authorized by the Borrower at any time or from time to time, without notice to the Borrower or to any other Person, any such notice being hereby expressly waived, to set-off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts, and in whatever currency denominated) and any other indebtedness at any time held or owing by that Bank or that subsequent holder to or for the credit or the account of the Borrower, whether or not matured, against and on account of the Obligations of the Borrower to that Bank or that subsequent holder under the Loan Documents, including, but not limited to, all claims of any nature or description arising out of or connected with the Loan Documents, irrespective of whether or not (a) that Bank or that subsequent holder shall have made any demand hereunder or (b) the principal of or the interest on the Loans or Notes and other amounts due hereunder shall have become due and payable pursuant to Section 9 and although said obligations and liabilities, or any of them, may be contingent or unmatured.

     SECTION 12.17. ENTIRE AGREEMENT. The Loan Documents constitute the entire understanding of the parties thereto with respect to the subject matter thereof and any prior agreements, whether written or oral, with respect thereto are superseded hereby.

     SECTION 12.18. GOVERNING LAW. This Agreement and the other Loan Documents, and the rights and duties of the parties hereto, shall be construed and determined in accordance with the laws of the State of Illinois.

     SECTION 12.19. SEVERABILITY OF PROVISIONS. Any provision of any Loan Document which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 12.20. EXCESS INTEREST. Notwithstanding any provision to the contrary contained herein or in any other Loan Document, no such provision shall require the payment or permit the collection of any amount in excess of the maximum amount of interest permitted by applicable law to be charged for the use or detention, or the forbearance in the collection, of all or any portion of the Loans or other obligations outstanding under this Agreement or any other Loan Document ("EXCESS INTEREST"). If any Excess Interest is provided for, or is adjudicated to be provided for, herein or in any other Loan Document, then in such event (a) the provisions of this Section 12.20 shall govern and control;
(b) neither the Borrower nor any guarantor or endorser shall be obligated to pay any Excess Interest; (c) any Excess Interest that the Agent or any Bank may have received hereunder shall, at the option of the Agent, be (i) applied as a credit against the then outstanding principal amount of Loans hereunder, accrued and unpaid interest thereon (not to exceed the maximum amount permitted by applicable law) and any other obligations, or all of the foregoing; (ii) refunded to the Borrower, or (iii) any combination of the foregoing; (d) the interest rate payable hereunder or under any other Loan Document shall be automatically subject to reduction to the maximum lawful contract rate allowed under applicable usury laws, and this Agreement and the other Loan Documents shall be deemed to have been, and shall be, reformed and modified to reflect such reduction in the relevant interest rate; and (e) neither the Borrower nor any guarantor or endorser shall have any action against the Agent or any Bank for any damages whatsoever arising out of the payment or collection of any Excess Interest.

     SECTION 12.21. CONFIDENTIALITY. Any information disclosed by the Borrower or any of its Subsidiaries to the Agent or any Bank which was designated proprietary or confidential at the time of its receipt by the Agent or such Bank, and which it is not otherwise in the public domain, shall not be disclosed by the Agent or such Bank to any other Person except (i) to its independent accountants and legal counsel (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential), (ii) pursuant to statutory and regulatory requirements, (iii) pursuant to any mandatory court order, subpoena or other legal process, (iv) to the Agent or any other Bank, (v) pursuant to any agreement heretofore or hereafter made between such Bank and the Borrower which permits such disclosure, (vi) in connection with the exercise of any remedy under the Loan Documents, or (vii) subject to an agreement containing provisions substantially the same as those of this Section, to any participant in or assignee of, or prospective participant in or assignee of, any Obligation or Commitments.

     SECTION 12.22. CONSTRUCTION. Nothing contained herein shall be deemed or construed to permit any act or omission which is prohibited by the terms of any Collateral Document, the covenants and agreements contained herein being in addition to and not in substitution for the covenants and agreements contained in the Collateral Documents (provided that, in the case of any provisions of the Collateral Documents irreconciably inconsistent with this Agreement, this Agreement shall govern and control).

     SECTION 12.23. LENDER'S OBLIGATIONS SEVERAL. The obligations of the Banks hereunder are several and not joint. Nothing contained in this Agreement and no action taken by the Banks pursuant hereto shall be deemed to constitute the Banks a partnership, association, joint venture or other entity.

     SECTION 12.24. SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. The Borrower hereby submits to the nonexclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois state court sitting in the Cook County, Illinois, for purposes of all legal proceedings arising out of or relating to this Agreement, the other Loan Documents or the transactions contemplated hereby or thereby and hereby submits to the personal jurisdiction of such courts. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. THE BORROWER, THE AGENT AND EACH BANK HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY.

     SECTION 12.25. AMENDMENT AND RESTATEMENT. This Agreement shall become effective on the Effective Date and shall supersede all provisions of the Original Credit Agreement as of such date. From and after the Effective Date all references made to the Original Credit Agreement in any Loan Document or in any other instrument or document shall, without more, be deemed to refer to this Agreement. The Borrower heretofore executed and delivered to the Agent certain Collateral Documents. The Borrower hereby acknowledges and agrees that the Liens created and provided for by the Collateral Documents continue to secure, among other things, the Obligations arising under this Agreement; and the Collateral Documents and the rights and remedies of the Agent thereunder, the obligations of the Borrower thereunder, and the Liens created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Agreement. Without limiting the foregoing, the parties to this Agreement hereby acknowledge and agree that the "Credit Agreement" and "Notes" referred to in any Collateral Documents shall from and after the date hereof be deemed a reference to this Agreement and the Notes issued hereunder.

                           [SIGNATURE PAGES TO FOLLOW]

     Upon your acceptance hereof in the manner hereinafter set forth, this Agreement shall constitute a contract between us for the uses and purposes hereinabove set forth.

     Dated as of this 20th day of December, 2002.

                                       APAC CUSTOMER SERVICES, INC.


                                       By
                                         Name
                                             -----------------------------------
                                         Title
                                              ----------------------------------

     Accepted and agreed to as of the day and year last above written.

                                       HARRIS TRUST AND SAVINGS BANK, in its
                                         individual capacity as a Bank and as
                                         Agent


                                       By
                                          Name:    Dan Sabol
                                          Title:   Vice President

                                       Address:

                                       Harris Trust and Savings Bank
                                       111 West Monroe Street
                                       Chicago, Illinois  60603
                                       Attention: Daniel K. Sabol
                                       Telecopy:  (312) 293-5068
                                       Telephone: (312) 461-3766

                                       with notices of Borrowing requests to:

                                       Attention: Eugene Dunmars
                                       Telecopy:  (312) 765-8078
                                       Telephone: (312) 461-7005

                                       U.S. BANK NATIONAL ASSOCIATION

                                       By
                                         Name
                                             -----------------------------------
                                         Title
                                              ----------------------------------

                                       Address:

                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------
                                       Attention:
                                                   -----------------------------
                                       Telecopy:  (312)_________________________
                                       Telephone: (312)_________________________

                                       BANK OF AMERICA, N.A.


                                       By
                                          Name:  Steven Kessler
                                          Title:  Senior Vice President

                                       Address:

                                       Bank of America
                                       IL1-231-06-33
                                       231 South LaSalle Street
                                       Chicago, Illinois  60697
                                       Attention: Steven Kessler
                                       Telecopy:  (312) 974-0333
                                       Telephone: (312) 828-5658

                                       LASALLE BANK NATIONAL ASSOCIATION


                                       By
                                         Name
                                             -----------------------------------
                                         Title
                                              ----------------------------------

                                       Address:

                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------
                                       Attention:
                                                   -----------------------------
                                       Telecopy:  (312)_________________________
                                       Telephone: (312)_________________________

                                    EXHIBIT A

                            NOTICE OF PAYMENT REQUEST

                                     [Date]


[Name of Bank]
[Address]

Attention:

     Reference is made to the Amended and Restated Credit Agreement, dated as of December 20, 2002, among APAC Customer Services, Inc., the Banks party thereto, and Harris Trust and Savings Bank, as Agent (the "CREDIT AGREEMENT"). Capitalized terms used herein and not defined herein have the meanings assigned to them in the Credit Agreement. [The Borrower has failed to pay its Reimbursement Obligation in the amount of $_________. Your Bank's Percentage of the unpaid Reimbursement Obligation is $_________] or [The undersigned has been required to return a payment by the Borrower of a Reimbursement Obligation in the amount of $________. Your Bank's Percentage of the returned Reimbursement Obligation is $_________.]

                                       Very truly yours,

                                       HARRIS TRUST AND SAVINGS BANK, as Issuing
                                         Bank


                                       By
                                         Name
                                             -----------------------------------
                                         Title
                                              ----------------------------------

                                    EXHIBIT B

                               NOTICE OF BORROWING

                                                   Date:  ______________, ____

To:  Harris Trust and Savings Bank, as Agent
     for the Banks parties to the Amended and Restated Credit Agreement dated as of December 20, 2002 (as extended, renewed, amended or restated from time to time, the "CREDIT AGREEMENT") among APAC
     Customer Services, Inc., certain Banks
     which are signatories thereto, and
     Harris Trust and Savings Bank, as Agent

Ladies and Gentlemen:

     The undersigned, APAC Customer Services, Inc. (the "BORROWER"), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 1.5 of the Credit Agreement, of the Borrowing specified below:

         1.   The Business Day of the proposed Borrowing is ___________, ____.

         2.   The aggregate amount of the proposed Borrowing is $______________.

         3.   The Borrowing is being advanced under the Revolving Credit.

         4. The Borrowing is to be comprised of $___________ of [BASE RATE] [EURODOLLAR] Loans.

        [5.   THE DURATION OF THE INTEREST  PERIOD FOR THE EURODOLLAR  LOANS
     INCLUDED IN THE BORROWING SHALL BE ____________ MONTHS.]

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

         (a)  the representations and warranties of the Borrower contained in
     Section 6 of the Credit Agreement are true and correct as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date); and

         (b) no Default or Event of Default has occurred and is continuing or would result from such proposed Borrowing.

                                       APAC CUSTOMER SERVICES, INC.


                                       By
                                         Name
                                             -----------------------------------

                                         Title
                                              ----------------------------------

                                    EXHIBIT C

                        NOTICE OF CONVERSION/CONTINUATION

                                                   Date:  ____________, ____

To:  Harris Trust and Savings Bank, as Agent
     for the Banks parties to the Amended and Restated Credit Agreement dated as of December 20, 2002 (as extended, renewed, amended or restated from time to time, the "CREDIT AGREEMENT") among APAC
     Customer Services, Inc., certain Banks
     which are signatories thereto and Harris
     Trust and Savings Bank, as Agent

Ladies and Gentlemen:

     The undersigned, APAC Customer Services, Inc. (the "BORROWER"), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 1.5 of the Credit Agreement, of the [CONVERSION] [CONTINUATION] of the Loans specified herein, that:

         1.   The conversion/continuation Date is __________, ____.

         2.   The  aggregate  amount  of  the  Revolving  Loans  to  be
     [CONVERTED]   [CONTINUED]  is $--------------.

         3. The Loans are to be [CONVERTED INTO] [CONTINUED AS] [EURODOLLAR] [BASE RATE] Loans.

         4. [IF APPLICABLE:] The duration of the Interest Period for the Revolving Loans included in the [CONVERSION] [CONTINUATION] shall be _________ months.

     The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the proposed conversion/continuation date, before and after giving effect thereto and to the application of the proceeds therefrom:

         (a)  the representations and warranties of the Borrower contained in
     Section 6 of the Credit Agreement are true and correct as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date); PROVIDED, HOWEVER, that this condition shall not apply to the conversion of an outstanding Eurodollar Loan to a Base Rate Loan; and

         (b) no Default or Event of Default has occurred and is continuing, or would result from such proposed [CONVERSION] [CONTINUATION].

                                       APAC CUSTOMER SERVICES, INC.

                                       By
                                         Name
                                             -----------------------------------

                                         Title
                                              ----------------------------------

                                    EXHIBIT D

                                 REVOLVING NOTE

U.S. $_______________                                          December 20, 2002

     FOR VALUE RECEIVED, the undersigned, APAC CUSTOMER SERVICES, INC., an Illinois corporation (the "BORROWER"), hereby promises to pay to the order of ______________________ (the "BANK") on the Revolving Credit Termination Date of the hereinafter defined Credit Agreement, at the principal office of Harris Trust and Savings Bank, as Agent, in Chicago, Illinois, in immediately available funds, the principal sum of ___________________ Dollars ($__________) or, if
less, the aggregate unpaid principal amount of all Revolving Loans made by the Bank to the Borrower pursuant to the Credit Agreement, together with interest on the principal amount of each Revolving Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in the Credit Agreement.

     This Note is one of the Revolving Notes referred to in the Amended and Restated Credit Agreement dated as of December 20, 2002, among the Borrower, Harris Trust and Savings Bank, as Agent, and the Banks party thereto (the "CREDIT AGREEMENT"), and this Note and the holder hereof are entitled to all the benefits and security provided for thereby or referred to therein, to which Credit Agreement reference is hereby made for a statement thereof. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Credit Agreement. This Note is subject to the terms and provisions of the Credit Agreement. This Note shall be governed by and construed in accordance with the laws of the State of Illinois.

     Voluntary prepayments may be made hereon, certain prepayments are required to be made hereon, and this Note may be declared due prior to the expressed maturity hereof, all in the events, on the terms and in the manner as provided for in the Credit Agreement.

     The Borrower hereby waives demand, presentment, protest or notice of any kind hereunder.

                                       APAC CUSTOMER SERVICES, INC.


                                       By
                                         Name
                                             -----------------------------------
                                         Title
                                              ----------------------------------

                                    EXHIBIT E

                                 SWING LINE NOTE

U.S. $5,000,000                                                December 20, 2002

     FOR VALUE RECEIVED, the undersigned, APAC CUSTOMER SERVICES, INC., an Illinois corporation (the "BORROWER"), hereby promises to pay to the order of ______________________ (the "BANK") on the Revolving Credit Termination Date of the hereinafter defined Credit Agreement, at the principal office of Harris Trust and Savings Bank, as Agent, in Chicago, Illinois, in immediately available funds, the principal sum of Five Million Dollars ($5,000,000) or, if less, the aggregate unpaid principal amount of all Swing Loans made by the Bank to the Borrower pursuant to the Credit Agreement, together with interest on the principal amount of each Swing Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in the Credit Agreement.

     This Note is the Swing Line Note referred to in the Amended and Restated Credit Agreement dated as of December 20, 2002, among the Borrower, Harris Trust and Savings Bank, as Agent, and the Banks party thereto (the "CREDIT AGREEMENT"), and this Note and the holder hereof are entitled to all the benefits and security provided for thereby or referred to therein, to which Credit Agreement reference is hereby made for a statement thereof. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Credit Agreement. This Note is subject to the terms and provisions of the Credit Agreement. This Note shall be governed by and construed in accordance with the laws of the State of Illinois.

     Voluntary prepayments may be made hereon, certain prepayments are required to be made hereon, and this Note may be declared due prior to the expressed maturity hereof, all in the events, on the terms and in the manner as provided for in the Credit Agreement.

     The Borrower hereby waives demand, presentment, protest or notice of any kind hereunder.

                                       APAC CUSTOMER SERVICES, INC.


                                       By
                                         Name
                                             -----------------------------------
                                         Title
                                              ----------------------------------

                                    EXHIBIT F

                             COMPLIANCE CERTIFICATE
                                       FOR
                          APAC CUSTOMER SERVICES, INC.

     This Compliance Certificate is furnished to Harris Trust and Savings Bank, as Agent (the "AGENT") pursuant to that certain Amended and Restated Credit Agreement dated as of December 20, 2002 among APAC Customer Services, Inc. (the "BORROWER"), Harris Trust and Savings Bank, as Agent, and the Banks party thereto (the "CREDIT AGREEMENT"). Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Credit Agreement.

     THE UNDERSIGNED HEREBY CERTIFIES THAT:

          1.   I am the duly elected _____________________________________ of the Borrower;

          2. I have reviewed the terms of the Credit Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements;

          3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or the occurrence of any event which constitutes a Default or Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below; and

          4. The Attachment hereto sets forth financial data and computations evidencing the Borrower's compliance with certain covenants of the Credit Agreement, all of which data and computations are, to the best of my knowledge, true, complete and correct and have been made in accordance with the relevant Sections of the Credit Agreement.

          5. The delivery of this Compliance Certificate in connection with the Borrower's fourth fiscal quarter unaudited financial statements is a draft and is subject to the Borrower's ability to update this Compliance Certificate in accordance with the terms of the Credit Agreement.

     Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     The foregoing certifications, together with the computations set forth in the Attachment hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this _________ day of __________________ 200__.

                                       APAC CUSTOMER SERVICES, INC.


                                       By
                                         Name
                                             -----------------------------------
                                         Title
                                              ----------------------------------

                      ATTACHMENT TO COMPLIANCE CERTIFICATE
                                       FOR
                          APAC CUSTOMER SERVICES, INC.

        Compliance Calculations for Amended and Restated Credit Agreement

                          Dated as of December 20, 2002
                     Calculations as of _____________, 200__

================================================================================

     SECTION 8.22 OF THE AGREEMENT

A.   TOTAL LEVERAGE RATIO

     1.     Total Funded Debt (as defined)                         _________
                                                                       A1

     2.     Excess Cash (as defined)                               _________
                                                                       A2

     3.     Subtract Line A2 from A1                               _________
                                                                       A3

     4.     Net Income (as defined)                                _________
            for the four fiscal quarters then ended                    A4

     5      Interest Expense (as defined)                          _________
            for the same period                                        A5

     6.     Federal, State and Local Income Taxes                  _________
            for the same period                                        A6

     7.     Depreciation of fixed assets                           _________
            for the same period                                        A7

     8.     Amortization                                           _________
            for the same period                                        A8

     9.     Non-Cash Charges                                       _________
            for the same period                                        A9

     10.    Add Lines A4 through A9 (EBITDA)                       __________
                                                                       A10

     11.    Ratio of Line A3 to A10                                _______: 1.0

     12.    Line A11 Ratio must be less than or equal to 2.50 to 1.00

     13.    Is Borrower in Compliance (Circle Yes or No)           Yes / No

B.        NET WORTH

     1.     Shareholders' Equity minus                   _________
            (i) Notes from Officers and Employees       (_________)
            (ii) Write-up of Assets                     (_________)

            Net Worth                                              _________
                                                                      B1

     2.     Net Income (as defined)                                _________
            cumulative total beginning quarter ending 12/30/02        B2

     3.     Line B2 x .50                                          _________
                                                                      B3

     4.     Add Line B3 + $61,000,000                              _________
                                                                      B4

     5.     Line B1 must be greater than or equal to Line B4

     6.     Is Borrower in Compliance (Circle Yes or No)             Yes / No


C.   FIXED CHARGE COVERAGE RATIO (WAIVED FOR QUARTER ENDING 12/30/02)

     1.     EBITDA                                                 __________
                                                                      C1


                                         EBITDA                       EBITDA
                  For the            for the Period               For the Period
           Fiscal Quarter Ending    From and Including           To and Including
           ---------------------    ------------------           ----------------
                3/30/03                     12/30/02                     3/30/03
                6/29/03                     12/30/02                     6/29/03
                9/28/03                     12/30/02                     9/28/03
        12/28/03 and thereafter        rolling 4 quarters          rolling 4 quarters

     2.     Capital Expenditures                                   ___________
            for the same period                                         C2

                           For the                      Capital Expenditures
                     Fiscal Quarter Ending                    Equal to
                     ---------------------                    --------
                            3/30/03                               0
                            6/29/03                               0
                            9/28/03                               0
                    12/28/03 and thereafter           actual rolling 4 quarters

     3.     Subtract Line C2 from C1                               __________
                                                                       C3

     4.     Principal Payments Required on Indebtedness
            for the same period (excluding payments made on the
            Revolving Credit, except for the $1,250,000 quarterly  __________
            Reductions in the Revolving Credit)                        C4

     5.     Cash Interest Expense                                  __________
            for the same period                                        C5

     6.     Cash Federal, State and Local Income Taxes             ___________
            for the same period (net of any refunds)                   C6

     7.     Cash Dividends                                         ____________
            for the same period                                        C7

     8.     Add Lines C4 through C7                                _____________
                                                                       C8

     9.     Ratio of Line C3 to C8                                 ______ : 1.00

     10.    Line C9 Ratio must be greater than or equal:

                                                       Fixed Charge
                      For the                         Coverage Ratio
               Fiscal Quarter(s) Ending           Shall Not Be Less Than:
               ------------------------           -----------------------
                        3/30/03                         1.50 to 1.00
                  6/29/03 and 9/28/03                   1.75 to 1.00
                12/30/03 and thereafter                 1.25 to 1.00

     11.    Is Borrower in Compliance (Circle Yes or No)           Yes / No

D.   CAPITAL EXPENDITURES

     1.     Capital Expenditures                                   _________
            year-to-date for Fiscal 2003                              D1

     2.     Line D1 must be less than or equal to $15,000,000

     3.     Is Borrower in Compliance (Circle Yes or No)           Yes / No

E.   OPERATING LEASES

     1.     Operating Leases
            aggregate amount of fixed rentals for current fiscal   __________
            year                                                       E1

     2.     Line E1 must be less than or equal to $25,000,000

     3.     Is Borrower in Compliance (Circle Yes or No)           Yes / No

                                    EXHIBIT G

                            ASSIGNMENT AND ACCEPTANCE

                           Dated ______________, 20__

     Reference is made to the Amended and Restated Credit Agreement dated as of December 20, 2002 (the "CREDIT AGREEMENT") among APAC Customer Services, Inc., an Illinois corporation, the Banks (as defined in the Credit Agreement) and Harris Trust and Savings Bank, as Agent for the Banks (the "AGENT"). Terms defined in the Credit Agreement are used herein with the same meaning.

     _____________________________________________________ (the "ASSIGNOR")
and _________________________ (the "ASSIGNEE") agree as follows:

          1. The Assignor hereby sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby purchases and assumes from the Assignor without recourse to the Assignor, a ___% interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the Effective Date (as defined below), including, without limitation, such percentage interest in the Assignor's Commitments as in effect on the Effective Date and the Loans, if any, owing to the Assignor on the Effective Date and a pro rata share of any outstanding L/C Obligations.

          2. The Assignor (i) represents and warrants that as of the date hereof (A) its Revolving Credit Commitment is $_____________, (B) the aggregate outstanding principal amount of Loans made by it under the Credit Agreement that have not been repaid is $____________ and a description of the interest rates and interest periods of such Loans is attached as Annex 1 hereto, (C) the aggregate principal amount of Assignor's Percentage of outstanding L/C Obligations is $____________, and (D) the aggregate amount of Assignor's participations (whether or not funded) in outstanding Swing Loans is $____________; (ii) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim, lien, or encumbrance of any kind; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto; and (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any Subsidiary or performance or observance by the Borrower or any Subsidiary of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto.

          3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 8.5 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Agent to take such action as Agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto;
     (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; and (v) specifies as its lending office (and address for notices) the offices set forth beneath its name on the signature pages hereof.

          4.   As consideration for the assignment and sale contemplated in
     Section 1 hereof, the Assignee shall pay to the Assignor on the Effective Date in Federal funds an amount equal to $________________*. It is understood that commitment and/or facility fees accrued to the Effective Date with respect to the interest assigned hereby are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

          5. The effective date for this Assignment and Acceptance shall be _____________, 20____ (the "EFFECTIVE DATE"). Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance and recording by the Agent and, if required, the Borrower.

          6. Upon such acceptance and recording, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

          7. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments under the Credit Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Effective Date directly between themselves.

----------
* Amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee, net of any portion of any upfront fee to be paid by the Assignor to the Assignee. It may be preferable in an appropriate case to specify these amounts generically or by formula rather than as a fixed sum.

          8. In accordance with Section 12.12 of the Credit Agreement, the Assignor and the Assignee request and direct that the Agent prepare and cause the Borrower to execute and deliver to the Assignee the relevant Notes payable to the Assignee in the amount of its Commitments and new Notes to the Assignor in the amount of its Commitments after giving effect to this assignment.

          9. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Illinois.

                                       [ASSIGNOR BANK]


                                       By
                                         Name
                                             -----------------------------------
                                         Title
                                              ----------------------------------

                                       [ASSIGNEE BANK]


                                       By
                                         Name
                                             -----------------------------------
                                         Title
                                              ----------------------------------

Lending office (and address for notices):

Accepted and consented this
____ day of ___________, 20__

APAC CUSTOMER SERVICES, INC.


By
  Name
      -----------------------------------
  Title
       ----------------------------------

Accepted and consented to by the Agent this _______ day of ___________, 20___

HARRIS TRUST AND SAVINGS BANK, as Agent


By
  Name
      -----------------------------------
  Title
       ----------------------------------

                                     ANNEX I
                          TO ASSIGNMENT AND ACCEPTANCE

PRINCIPAL AMOUNT         TYPE OF LOAN           INTEREST RATE          MATURITY DATE



                     AMENDED AND RESTATED SECURITY AGREEMENT

     This Amended and Restated Security Agreement (the "AGREEMENT") is dated as of December 20, 2002, by and among APAC Customer Services, Inc., an Illinois corporation (the "BORROWER"), and the other parties executing this Agreement under the heading "Debtors" (the Borrower and such other parties, along with any parties who execute and deliver to the Agent an agreement substantially in the form attached hereto as SCHEDULE H, being hereinafter referred to collectively as the "DEBTORS" and individually as a "DEBTOR"), and Harris Trust and Savings Bank ("HTSB"), acting as agent hereunder for the Secured Creditors hereinafter identified and defined (HTSB acting as such agent and any successor or successors to HTSB acting in such capacity being hereinafter referred to as the "AGENT").

                    P R E L I M I N A R Y  S T A T E M E N T S

     A. The Borrower and HTSB, individually and as agent, are currently parties to an Amended and Restated Credit Agreement dated as of September 8, 1998, as amended (such Amended and Restated Credit Agreement, as amended, being referred to herein as the "ORIGINAL CREDIT AGREEMENT").

     B. Indebtedness, obligations, and liabilities of the Borrower under the Original Credit Agreement and certain other obligations relating to Hedging Liability hereinafter referred to are currently secured by, among other things, that certain Security Agreement dated as of May 29, 1999, as amended and supplemented, by and among the Debtors and the Agent, and the personal property of the Debtors described therein (the "ORIGINAL SECURITY AGREEMENT").

     C. The Borrower and HTSB, individually and as Agent, have entered into an Amended and Restated Credit Agreement dated as of December 20, 2002 (such Amended and Restated Credit Agreement, as the same may be amended or modified from time to time, including further amendments and restatements thereof in its entirety, being referred to herein as the "CREDIT AGREEMENT") pursuant to which HTSB and other banks and financial institutions from time to time parties thereto (HTSB, in its individual capacity, and such other banks and financial institutions being hereinafter referred to collectively as the "BANKS" and individually as a "BANK") have agreed to amend and restate the Original Credit Agreement and, subject to certain terms and conditions, extend credit and make certain other financial accommodations available to the Borrower (the Agent and the Banks, together with affiliates of the Banks with respect to Hedging Liability and Funds Transfer and Deposit Account Liability referred to below, being hereinafter referred to collectively as the "SECURED CREDITORS" and individually as a "SECURED CREDITOR").

     D. In addition, the Debtors, or any one or more of them, may from time to time be liable to the Banks and/or their affiliates with respect to Hedging Liability and Funds Transfer and Deposit Account Liability (as such terms are defined in the Credit Agreement).

     E. As a condition to amending and restating the Original Credit Agreement and extending credit to the Borrower under the Credit Agreement, the Secured Creditors have required, among other things, that each Debtor grant to the Agent for the benefit of the Secured Creditors a lien on and security interest in certain personal property of such Debtor described herein subject to the terms and conditions hereof and, in connection therewith, that the Original Security Agreement be amended and restated in its entirety to read as set forth in this Agreement.

     F. The Borrower owns, directly or indirectly, equity interests in each of the other Debtors and the Debtors provides each other with financial, management, administrative, and technical support which enables the Debtors to conduct their businesses in an orderly and efficient manner in the ordinary course.

     G. Each Debtor will benefit, directly or indirectly, from credit and other financial accommodations extended by the Secured Creditors under the Credit Agreement.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. TERMS DEFINED IN CREDIT AGREEMENT. All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement. The term "Debtor" and "Debtors" as used herein shall mean and include the Debtors collectively and also each individually, with all grants, representations, warranties and covenants of and by the Debtors, or any of them, herein contained to constitute joint and several grants, representations, warranties and covenants of and by the Debtors; PROVIDED, HOWEVER, that unless the context in which the same is used shall otherwise require, any grant, representation, warranty or covenant contained herein related to the Collateral shall be made by each Debtor only with respect to the Collateral owned by it or represented by such Debtor as owned by it.

     SECTION 2. GRANT OF SECURITY INTEREST IN THE COLLATERAL; OBLIGATIONS SECURED. (a) Each Debtor hereby grants to the Agent for the benefit of the Secured Creditors a lien on and security interest in, and right of set-off against, and acknowledges and agrees that the Agent has and shall continue to have for the benefit of the Secured Creditors a continuing lien on and security interest in, and right of set-off against, any and all right, title and interest of each Debtor, whether now owned or existing or hereafter created, acquired or arising, in and to all personal property and fixtures of each Debtor, including the following:

             (a)    Accounts;

             (b)    Chattel Paper;

             (c)    Instruments (including Promissory Notes);

             (d)    Documents;

             (e) General Intangibles (including Payment Intangibles, Software, patents, trademarks, copyrights and other intellectual property rights, and all application and registrations therefor, and tax refunds);

             (f)    Letter-of-Credit Rights;

             (g)    Supporting Obligations;

             (h)    Deposit Accounts;

             (i) Investment Property (including certificated and uncertificated Securities, Securities Accounts, Security Entitlements, Commodity Accounts, and Commodity Contracts);

             (j)    Inventory;

             (k) Equipment (including all software, whether or not the same constitutes embedded software, used in the operation thereof);

             (l)    Fixtures;

             (m) Commercial Tort Claims (as described on SCHEDULE F hereto or on one or more supplements to this Agreement);

             (n) All rights to merchandise and other Goods (including rights to returned or repossessed Goods and rights of stoppage in transit) which is represented by, arises from, or relates to any of the foregoing;

             (o) All personal property and interests in personal property of such Debtor of any kind or description now held by any Secured Creditor or at any time hereafter transferred or delivered to, or coming into the possession, custody or control of, any Secured Creditor, or any agent or affiliate of any Secured Creditor, whether expressly as collateral security or for any other purpose (whether for safekeeping, custody, collection or otherwise), and all dividends and distributions on or other rights in connection with any such property;

             (p) All supporting evidence and documents relating to any of the above-described property, including, without limitation, computer programs, disks, tapes and related electronic data processing media, and all rights of such Debtor to retrieve the same from third parties, written applications, credit information, account cards, payment records, correspondence, delivery and installation certificates, invoice copies, delivery receipts, notes and other evidences of indebtedness, insurance certificates and the like, together with all books of account, ledgers, and cabinets in which the same are reflected or maintained;

             (q) All Accessions and additions to, and substitutions and replacements of, any and all of the foregoing; and

             (r) All Proceeds and products of the foregoing, and all insurance of the foregoing and proceeds thereof;

all of the foregoing being herein sometimes referred to as the "COLLATERAL;" PROVIDED THAT, notwithstanding the foregoing, the Collateral as defined herein shall not include:

            (a) any general intangible or other right arising under any contract, instrument, license or other document to the extent that the grant of a security interest would (x) result in a breach of the terms of, or constitute a default under, such contract, instrument, license or other document (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407 or 9-408 or any successor provision of the Uniform Commercial Code of the relevant jurisdiction or any other applicable law) unless and until any required consent shall have been obtained (PROVIDED that each Debtor agrees, upon the written request of Agent, to use commercially reasonable efforts to obtain any such required consent) or (y) give any other party to such contract, instrument, license or other document the right to terminate its obligations thereunder pursuant to a valid and enforceable provision (PROVIDED that each Debtor agrees, upon the written request of Agent, to use commercially reasonable efforts to obtain the waiver of each such right);

            (b)     tangible personal property subject to a lien permitted by
      Section 8.8(e) or Section 8.8(h) of the Credit Agreement to the extent the granting of a Lien thereon is prohibited by the terms of the permitted indebtedness secured thereby; and

            (c) Investment Property and General Intangibles consisting of equity interests issued by a Subsidiary of any Debtor, which instead shall be governed by and subject to the terms and conditions and, in the case of the percentage of equity interests of a Foreign Subsidiary subject to the Agent's lien, the limitations of the Pledge Agreement.

All terms which are used herein which are defined in the Uniform Commercial Code of the State of Illinois as in effect from time to time ("UCC") shall have the same meanings herein as such terms are defined in the UCC, unless this Agreement shall otherwise specifically provide. For purposes of this Agreement, the term "RECEIVABLES" means all rights to the payment of a monetary obligation, whether or not earned by performance, and whether evidenced by an Account, Chattel Paper, Instrument, General Intangible, or otherwise.

     Notwithstanding anything in this Agreement to the contrary, (a) this Agreement shall not operate as a sale, transfer, conveyance or other assignment to the Agent of any applications by a Debtor for a trademark based on an intent to use the same if and so long as such application is pending and not matured into a registered trademark (such pending, applications which are based on intent to use being hereinafter referred to collectively as "INTENT-TO-USE APPLICATIONS"), but rather, if and so long as such Debtor's Intent-To-Use Application is pending, this Agreement shall operate only to create a security interest for collateral purposes in favor of the Agent for the benefit of the Secured Creditors, on such Intent-To-Use Application as collateral security for the Secured Obligations and (b) the lien of this Agreement on any Collateral sold or otherwise disposed of to the extent permitted by Section 3(f) hereof shall be released by the Agent (acting on behalf of the Secured Creditors) upon the written request of the Borrower, if (A) at the time of such sale or other disposition and immediately after giving effect thereto, no Default or Event of Default shall occur or be continuing and (B) the proceeds of such sale or other disposition are paid to the Agent for application in reduction of the Secured Obligations if and to the extent required by the Credit Agreement. The Agent shall, at the Borrower's expense, execute and deliver such instruments (including UCC termination statements) as the Borrower may from time to time reasonably request to confirm or evidence such release made pursuant to the immediately preceding sentence.

     (b) This Agreement is made and given to secure, and shall secure, the prompt payment and performance when due of (i) any and all indebtedness, obligations and liabilities of the Debtors, and of any of them individually, to the Secured Creditors, and to any of them individually, under or in connection with or evidenced by the Credit Agreement or any other Loan Document, including, without limitation, all obligations evidenced by the Notes of the Borrower heretofore or hereafter issued under the Credit Agreement, all obligations of the Borrower to reimburse the Secured Creditors for the amount of all drawings on all Letters of Credit issued pursuant to the Credit Agreement and all other obligations of the Borrower under any and all Applications for Letters of Credit delivered thereunder, all obligations of the Debtors, and of any of them individually, respect to any Hedging Liability, all obligations of the Debtors, and of any of them individually, with respect to any Funds Transfer and Deposit Account Liability, and all obligations of the Debtors, and of any of them individually, arising under any guaranty issued by any of them relating to the foregoing or any part thereof, in each case whether now existing or hereafter arising (and whether arising before or after the filing of a petition in bankruptcy and including all interest accrued after the petition date), due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired and (ii) any and all expenses and charges, legal or otherwise, suffered or incurred by the Secured Creditors, and any of them individually, in collecting or enforcing any of such indebtedness, obligations and liabilities or in realizing on or protecting or preserving any security therefor, including, without limitation, the lien and security interest granted hereby (all of the indebtedness, obligations, liabilities, expenses and charges described above being hereinafter referred to as the "SECURED OBLIGATIONS"). Notwithstanding anything in this Agreement to the contrary, the right of recovery against any Debtor under this Agreement (other than the Borrower to which this limitation shall not apply) shall not exceed $1.00 less than the lowest amount which would render such Debtor's obligations under this Agreement void or voidable under applicable law, including fraudulent conveyance law.

     SECTION 3. COVENANTS, AGREEMENTS, REPRESENTATIONS AND WARRANTIES. The Debtors hereby covenant and agree with, and represent and warrant to, the Secured Creditors that:

            (a) Each Debtor is a duly organized and validly existing in good standing under the laws of the state of its organization. Each Debtor is the owner of, or has rights in, its Collateral, and has full right, power, and authority to enter into this Agreement and to perform each and all of the matters and things herein provided for. The execution and delivery of this Agreement, and the observance and performance of each of the matters and things herein set forth, will not (i) contravene or constitute a default under any provision of law or any judgment, injunction, order or decree binding upon any Debtor or any provision of any Debtor's organizational agreements (e.g., charter, certificate or articles of incorporation or by-laws, certificate or articles of formation or operating agreement, partnership agreement, or other comparable organizational documents) or any covenant, indenture or agreement of or affecting any Debtor or any of its property or (ii) result in the creation or imposition of any lien or encumbrance on any property of any Debtor except for the lien and security interest granted to the Agent hereunder.

            (b) Each Debtor's respective chief executive office is at the location listed under Column 2 on SCHEDULE A attached hereto opposite such Debtor's name; and such Debtor currently has no other executive offices or places of business other than those listed under Column 3 on SCHEDULE A attached hereto opposite such Debtor's name. The tangible Collateral owned or leased by each Debtor is and shall remain in such Debtor's possession or control at, or is in transit to, the locations listed under Columns 2 and 3 on SCHEDULE A attached hereto opposite such Debtor's name (as such information is supplemented as provided below) (collectively for each Debtor, the "PERMITTED COLLATERAL LOCATIONS"), except as to (i) any Collateral sold or otherwise disposed of in accordance with Section 8.10 of the Credit Agreement, (ii) items delivered to third parties for repair in the ordinary course, and (iii) any other Collateral at all times aggregating not more than $250,000. If for any reason any Collateral is at any time kept or located at a location other than a Permitted Collateral Location, the Agent shall nevertheless have and retain a lien on and security interest therein. No Debtor shall move its chief executive office or maintain a place of business (it being understood and agreed by the parties hereto that a location which functions exclusively as an "employee call center" is not a chief executive office or a place of business for the purposes of this sentence) at a location other than those specified under Columns 2 or 3 on SCHEDULE A or permit any Collateral to be located at a location other than a Permitted Collateral Location (other than as specified in the second sentence of this paragraph), in each case without first providing the Agent at least 30 days prior written notice of the Debtor's intent to do so; PROVIDED that each Debtor shall at all times maintain its chief executive office, places of business, and Permitted Collateral Locations in the United States of America and, with respect to any new chief executive office or place of business or location of Collateral, such Debtor shall have taken all action reasonably requested by the Agent to maintain the lien and security interest of the Agent in the Collateral at all times fully perfected and in full force and effect.

            (c) Each Debtor's legal name, state of organization and organizational number (if any) are correctly set forth under Column 1 on SCHEDULE A of this Agreement. No Debtor has transacted business at any time during the immediately preceding five-year period, and does not currently transact business, under any other legal names or trade names other than the prior legal names and trade names (if any) set forth on SCHEDULE B attached hereto. No Debtor shall change its state of organization without the Agent's prior written consent. No Debtor shall change its legal name or transact business under any other trade name without first giving thirty
     (30) days' prior written notice of its intent to do so to the Agent.

            (d) The Collateral and every part thereof is and shall be free and clear of all security interests, liens (including, without limitation, mechanics', laborers' and statutory liens), attachments, levies and encumbrances of every kind, nature and description and whether voluntary or involuntary, except for the lien and security interest of the Agent therein and other Liens permitted by Section 8.8 of the Credit Agreement (herein, the "PERMITTED LIENS"). Each Debtor shall warrant and defend the Collateral against any claims and demands of all Persons at any time claiming the same or any interest in the Collateral adverse to any of the Secured Creditors.

            (e) Each Debtor agrees it will not waste or destroy the Collateral or any material part thereof and will not be negligent in the care or use of any material part of the Collateral, except to the extent that, in the reasonable business judgment of such Debtor, any such Collateral is no longer necessary for or desirable in the proper conduct of the business of such Debtor. Each Debtor agrees it will not use, manufacture, sell or distribute any Collateral in violation of any statute, ordinance or other governmental requirement which is reasonably likely to have a Material Adverse Effect. Each Debtor will perform in all material respects its obligations under any contract or other agreement constituting part of the Collateral, it being understood and agreed that the Secured Creditors have no responsibility to perform such obligations.

            (f) Subject to Sections 4(d), 5(a), 6(b), 6(c), and 7(c) hereof, and except for sales, transfers or other dispositions permitted Section
     8.10 of the Credit Agreement, each Debtor agrees it will not, without the Agent's prior written consent, sell, assign, mortgage, lease or otherwise dispose of the Collateral or any interest therein.

            (g) Each Debtor will insure its Collateral which is insurable against such risks and hazards as other companies similarly situated insure against, and including in any event loss or damage by fire, theft, burglary, pilferage, and loss in transit, in amounts and under policies containing loss payable clauses to the Agent as its interest may appear (and, if the Agent requests, naming the Agent as additional insureds therein) by insurers reasonably acceptable to the Agent. All premiums on such insurance shall be paid by the Debtors and the policies of such insurance (or certificates therefor) delivered to the Agent. All insurance required hereby shall provide that any loss shall be payable notwithstanding any act or negligence of the relevant Debtor, shall provide that no cancellation thereof shall be effective until at least 30 days after receipt by the relevant Debtor and the Agent of written notice thereof, and shall be reasonably satisfactory to the Agent in all other respects. In case of any material loss, damage to or destruction of the Collateral or any part thereof, the relevant Debtor shall promptly give written notice thereof to the Agent generally describing the nature and extent of such damage or destruction. In case of any loss, damage to or destruction of the Collateral or any part thereof, the relevant Debtor, whether or not the insurance proceeds, if any, received on account of such damage or destruction shall be sufficient for that purpose, at such Debtor's cost and expense, will promptly repair or replace the Collateral so lost, damaged or destroyed, except to the extent such Collateral is not necessary to or desirable in the conduct of such Debtor's business in the ordinary course. In the event any Debtor shall receive any proceeds of such insurance after the occurrence and during the continuation of any Event of Default, such Debtor will immediately pay over such proceeds to the Agent for application in reduction of the Secured Obligations. In the absence of any such Event of Default, such Debtor shall be entitled to retain such insurance proceeds to reinvest in its business in accordance with the Credit Agreement. Each Debtor hereby authorizes the Agent, at the Agent's option, to adjust, compromise and settle any losses under any insurance afforded at any time after the occurrence and during the continuation of any Event of Default, and such Debtor does hereby irrevocably constitute the Agent, its officers, agents and attorneys, as such Debtor's attorneys-in-fact, with full power and authority after the occurrence and during the continuation of any Event of Default to effect such adjustment, compromise and/or settlement and to endorse any drafts drawn by an insurer of the Collateral or any part thereof and to do everything necessary to carry out such purposes and to receive and receipt for any unearned premiums due under policies of such insurance. Unless the Agent elects to adjust, compromise or settle losses as aforesaid, any adjustment, compromise and/or settlement of any losses under any insurance shall be made by the relevant Debtor subject to final approval of the Agent (regardless of whether or not an Event of Default shall have occurred) in the case of losses exceeding $500,000. Net insurance proceeds received by the Agent under the provisions hereof or under any policy or policies of insurance covering the Collateral or any part thereof pursuant to the terms hereof shall be applied to the reduction of, or otherwise held as security for, the Secured Obligations (whether or not then due); PROVIDED that in the absence of any Event of Default, the Agent shall release such insurance proceeds to the relevant Debtor. All insurance proceeds shall be subject to the lien and security interest of the Agent hereunder.

            UNLESS THE DEBTORS PROVIDE THE AGENT WITH EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY THIS AGREEMENT, THE AGENT MAY, AFTER GIVING NOTICE TO THE DEBTORS, PURCHASE INSURANCE AT THE DEBTORS' EXPENSE TO PROTECT THE AGENT'S INTERESTS IN THE COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT ANY DEBTOR'S INTERESTS IN THE COLLATERAL. THE COVERAGE PURCHASED BY THE AGENT MAY NOT PAY ANY CLAIMS THAT ANY DEBTOR MAKES OR ANY CLAIM THAT IS MADE AGAINST SUCH DEBTOR IN CONNECTION WITH THE COLLATERAL. THE DEBTORS MAY LATER CANCEL ANY SUCH INSURANCE PURCHASED BY THE AGENT, BUT ONLY AFTER PROVIDING THE AGENT WITH EVIDENCE THAT THE DEBTORS HAVE OBTAINED INSURANCE AS REQUIRED BY THIS AGREEMENT. IF THE AGENT PURCHASES INSURANCE FOR THE COLLATERAL, THE DEBTORS WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING INTEREST AND ANY OTHER REASONABLE CHARGES THAT THE AGENT MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO THE SECURED OBLIGATIONS. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE THE DEBTORS MAY BE ABLE TO OBTAIN ON THEIR OWN.

            (h) If any material portion of the Collateral is in the possession or control of any agents or processors of a Debtor and the Agent so requests, such Debtor agrees to notify such agents or processors in writing of the Agent's security interest therein and instruct them to hold all such Collateral for the Agent's account and subject to the Agent's instructions. Each Debtor will, upon the request of the Agent, authorize and instruct all bailees and any other parties, if any, at any time processing, labeling, packaging, holding, storing, shipping or transferring all or any part of the Collateral to permit the Secured Creditors and their respective representatives to examine and inspect any of the Collateral then in such party's possession and to verify from such party's own books and records any information concerning the Collateral or any part thereof which the Secured Creditors or their respective representatives may seek to verify. As to any premises not owned by a Debtor wherein any of the Collateral is located, if any, such Debtor shall, upon the Agent's request, use commercially reasonable efforts to cause each party having any right, title or interest in, or lien on, any of such premises to enter into an agreement (any such agreement to contain a legal description of such premises) whereby such party disclaims any right, title and interest in, and lien on, the Collateral, allowing the removal of such Collateral by the Agent or its agents or representatives and otherwise in form and substance reasonably acceptable to the Agent; PROVIDED, HOWEVER, that no such agreement need be obtained with respect to any location owned by a party not affiliated with the Debtors if the value of the Collateral at all locations for all Debtors as to which such agreements have not been obtained aggregates less than $250,000 at any one time.

            (i) Upon the Agent's reasonable request, each Debtor agrees from time to time to deliver to the Agent such evidence of the existence, identity and location of its Collateral and of its availability as collateral security pursuant hereto (including, without limitation, schedules describing all Receivables created or acquired by such Debtor, copies of customer invoices or the equivalent and original shipping or delivery receipts for all merchandise and other goods sold or leased or services rendered by it, together with such Debtor's warranty of the genuineness thereof, and reports stating the book value of its Inventory and Equipment by major category and location), in each case as the Agent may reasonably request. The Agent shall have the right to verify all or any part of the Collateral in any manner, and through any medium, which the Agent considers appropriate and reasonable, and each Debtor agrees to furnish all reasonable assistance and information, and perform any reasonable acts, which the Agent may reasonably require in connection therewith.

            (j) Each Debtor will comply in all material respects with the terms and conditions of any and all leases, easements, right-of-way agreements and other agreements binding upon such Debtor or affecting the Collateral, in each case which (i) cover the premises wherein the Collateral is located, and any orders, ordinances, laws or statutes of any city, state or other governmental entity, department or agency having jurisdiction with respect to such premises or the conduct of business thereon and (ii) where any such non-compliance is reasonably likely to have a Material Adverse Effect or is reasonably likely to result in a Lien upon any of their Property not otherwise permitted by the Credit Agreement.

            (k) SCHEDULE C attached hereto contains a true, complete, and current listing of all copyrights, copyright applications, trademarks, trademark applications, tradenames, patents, patent applications and other intellectual property rights owned by each of the Debtors as of the date hereof that are registered with any governmental authority. At the Agent's written request, the Debtors shall notify the Agent in writing of any additional intellectual property rights acquired or arising after the date hereof, and shall submit to the Agent a supplement to SCHEDULE C to reflect such additional rights (provided the

     Debtor's failure to do so shall not impair the Agent's security interest therein). Each Debtor owns or possesses rights to use all franchises, licenses, copyrights, patents, trademarks, trade names, and similar rights which are required to conduct its business. No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such rights, and the Debtors are not liable to any Person for infringement under applicable law with respect to any such rights as a result of its business operations.

            (l) SCHEDULE F attached hereto contains a true, complete and current listing of all known Commercial Tort Claims in excess of $50,000 held or maintained by the Debtors as of the date hereof, each described by reference to the specific incident given rise to the claim. Each Debtor agrees to execute and deliver to the Agent a supplement to this Agreement in the form attached hereto as SCHEDULE G, or in such other form reasonably acceptable to the Agent, promptly upon becoming aware of any other Commercial Tort Claims in excess of $50,000 arising after the date hereof (provided a Debtor's failure to do so shall not impair the Agent's security interest therein).

            (m) Subject to Section 4 of the Credit Agreement, each Debtor agrees to execute and deliver to the Agent such further agreements, assignments, instruments and documents, and to do all such other things, as the Agent may reasonably deem necessary or appropriate to assure the Agent its lien and security interest hereunder, including without limitation, (i) executing such instruments and documents as the Agent may from time to time reasonably require to comply with the UCC or other applicable law or to obtain a security interest in any Property of each Debtor not subject to the terms and conditions hereof, (ii) executing such patent, trademark, and copyright agreements as the Agent may from time to time reasonably require to comply with the filing requirements of the United States Patent and Trademark Office and the United States Copyright Office, and (iii) executing such control agreements with respect to Deposit Accounts, Securities Accounts, Letter-of-Credit Rights, and electronic Chattel Paper as the Agent may from time to time reasonably require. Each Debtor hereby agrees that a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the Agent without notice thereof to such Debtor wherever the Agent deems necessary or desirable to perfect or protect the security interest granted hereby. Each Debtor hereby authorizes the Agent to file any and all financing statements covering the Collateral or any part thereof as the Agent may require, including financing statements describing the Collateral as "all assets" or "all personal property" or words of like meaning. In the event for any reason the law of any jurisdiction other than Illinois becomes or is applicable to the Collateral or any material part thereof, or to any of the Secured Obligations, each Debtor agrees to execute and deliver all such instruments and documents and to do all such other things as the Agent reasonably deems necessary or appropriate to preserve, protect and enforce the security interest of the Agent under the law of such other jurisdiction.

            (n) On the failure of a Debtor to perform any of the covenants and agreements herein contained beyond any applicable notice and cure period, the Agent may, at its option (with notice to the relevant Debtor), perform the same and in so doing may expend such reasonable sums as the Agent deems advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, liens and encumbrances, expenditures made in defending against any adverse claims, and all other expenditures which the Agent may be compelled to make by operation of law or which the Agent may make by agreement or otherwise for the protection of the security hereof. All such sums and amounts so expended shall be repayable by the Debtors immediately upon demand, shall constitute additional Secured Obligations hereunder, and shall bear interest from the date said amounts are expended at the rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and the actual number of days elapsed) determined by adding 2% to the Base Rate from time to time in effect plus the Applicable Margin for Revolving Loans which are Base Rate Loans, with any change in such rate per annum as so determined by reason of a change in such Base Rate to be effective on the date of such change in said Base Rate (such rate per annum as so determined being hereinafter referred to as the "DEFAULT RATE"). No such performance of any covenant or agreement by the Agent on behalf of a Debtor, and no such advancement or expenditure therefor, shall relieve any Debtor of any default under the terms of this Agreement or in any way obligate any Secured Creditor to take any further or future action with respect thereto. The Agent in making any payment hereby authorized may do so according to any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim. The Agent is hereby authorized to charge any depository or other account of any Debtor maintained with any Secured Creditor for the amount of such sums and amounts so expended.

     SECTION 4. SPECIAL PROVISIONS RE: RECEIVABLES. (a) As of the time any Receivable becomes subject to the security interest provided for hereby and at all times thereafter, each Debtor shall be deemed to have warranted as to each and all of its Receivables that all warranties of such Debtor set forth in this Agreement are true and correct in all material respects with respect to each such Receivable; that each of its Receivables and all papers and documents relating thereto are genuine and in all material respects what they purport to be; that each of its Receivables is valid and existing and, if such Receivable is an account, arises out of a bona fide sale of goods sold and delivered by such Debtor to, or in the process of being delivered to, or out of or for services theretofore actually rendered by such Debtor to, the account debtor named therein subject to any credits in the ordinary course; PROVIDED, HOWEVER, that the representations and warranties contained in this Section 4(a) shall not apply to Receivables aggregating at any one time an amount less than $500,000.

     (b) To the extent any Receivables or other item of Collateral is evidenced by an instrument, each Debtor shall cause such instrument to be pledged and delivered to the Agent; PROVIDED, HOWEVER, that, prior to the existence of a Default of Event of Default and thereafter until otherwise required by the Agent or the Secured Creditors, a Debtor shall not be required to deliver any such instrument if and only so long as (i) the fair market value of any such instrument held by such Debtor is less than $250,000 and (ii) the aggregate fair market value of all such instruments held by the Debtors and not delivered to the Agent under the Collateral Documents is less than $250,000 at any one time outstanding.

     (c) If any Receivable arises out of a contract in an amount greater than $100,000 with the United States of America or any state or political subdivision thereof, or any department, agency or instrumentality thereof, at the request of the Agent or the Secured Creditors after the occurrence and during the continuation of any Event of Default, the relevant Debtor agrees to execute whatever instruments and documents are required by the Agent in order that such Receivable shall be assigned to the Agent and that proper notice of such assignment shall be given under the federal Assignment of Claims Act (or any successor statute) or any similar state or local statute relating to the assignment of such Receivables.

     (d) Unless and until an Event of Default occurs and is continuing, any merchandise or other goods which are returned by a customer or account debtor or otherwise recovered may be resold by the relevant Debtor in the ordinary course of its business as presently conducted in accordance with Section 6(b) hereof; upon the occurrence and during the continuation of any Event of Default, such merchandise and other goods shall be set aside at the request of the Agent and held by such Debtor as trustee for the Secured Creditors and shall remain part of the Collateral. Unless and until an Event of Default occurs and is continuing, the relevant Debtor may settle and adjust disputes and claims with its customers and account debtors, handle returns and recoveries and grant discounts, credits and allowances in the ordinary course of its business as presently conducted for amounts and on terms which such Debtor in good faith considers advisable. Upon the occurrence and during the continuation of any Event of Default, if the Agent so requests, each Debtor shall notify the Agent promptly of all returns and recoveries and, on the Agent's request, deliver any such merchandise or other goods to the Agent. Upon the occurrence and during the continuation of any Event of Default, at the Agent's request, each Debtor shall also notify the Agent promptly of all disputes and claims and settle or adjust them at no expense to the Secured Creditors hereunder, but no discount, credit or allowance other than on normal trade terms in the ordinary course of business as presently conducted shall be granted to any customer or account debtor and no returns of merchandise or other goods shall be accepted by any Debtor without the Agent's consent (such consent not to be unreasonably withheld or delayed). The Agent may, at all times upon the occurrence and during the continuation of any Event of Default, settle or adjust disputes and claims directly with customers or account debtors for amounts and upon terms which the Agent reasonably considers advisable.

     SECTION 5. COLLECTION OF RECEIVABLES. (a) Except as otherwise provided in this Agreement, each Debtor shall make collection of all of its Receivables and may use the same to carry on its business in accordance with sound business practice and otherwise subject to the terms hereof.

     (b) Upon the occurrence and during the continuation of any Event of Default, whether or not the Agent has exercised any or all of its rights under other provisions of this Section 5, in the event the Agent requests any Debtor to do so:

            (i) all Instruments and tangible Chattel Paper at any time constituting part of the Receivables (including any postdated checks) shall, upon receipt by such Debtor, be immediately endorsed to and deposited with Agent; and/or

            (ii) such Debtor shall instruct all of its customers and account debtors to remit all payments in respect of its Receivables to a lockbox or lockboxes under the sole custody and control of Agent and which are maintained at post offices selected by the Agent.

     (c) Upon the occurrence and during the continuation of any Event of Default, whether or not the Agent has exercised any or all of its rights under other provisions of this Section 5, the Agent or its designee may notify the relevant Debtor's customers and account debtors at any time that Receivables have been assigned to the Agent or of the Agent's security interest therein, and either in its own name, or such Debtor's name, or both, demand, collect (including, without limitation, through a lockbox analogous to that described in Section 5(b)(ii) hereof), receive, receipt for, sue for, compound and give acquittance for any or all amounts due or to become due on Receivables, and in the Agent's discretion file any claim or take any other action or proceeding which the Agent may deem necessary or appropriate to protect and realize upon the security interest of the Agent in the Receivables.

     (d) Any proceeds of Receivables or other Collateral transmitted to or otherwise received by the Agent pursuant to any of the provisions of Sections 5(b) or 5(c) hereof after the occurrence and during the continuation of any Event of Default may be handled and administered by the Agent in and through a remittance account or accounts maintained at the Agent or by the Agent at a commercial bank or banks selected by the Agent (collectively the "DEPOSITARY BANKS" and individually a "DEPOSITARY BANK"), and each Debtor acknowledges that the maintenance of such remittance accounts by the Agent is solely for the Agent's convenience and that the Debtors do not have any right, title or interest in such remittance accounts or any amounts at any time standing to the credit thereof unless the Secured Obligations have been repaid in full. The Agent may apply all or any part of any proceeds of Receivables or other Collateral received by it after the occurrence and during the continuation of any Event of Default from any source to the payment of the Secured Obligations (whether or not then due and payable), such applications to be made in such amounts, in such manner and order and at such intervals as required by the Credit Agreement and Section 10 hereof. The Agent need not apply or give credit for any item included in proceeds of Receivables or other Collateral until the Depositary Bank has received final payment therefor at its office in cash or final solvent credits current at the site of deposit acceptable to the Agent and the Depositary Bank as such. However, if the Agent does permit credit to be given for any item prior to a Depositary Bank receiving final payment therefor and such Depositary Bank fails to receive such final payment or an item is charged back to the Agent or any Depositary Bank for any reason, the Agent may at its election in either instance charge the amount of such item back against any such remittance accounts or any Deposit Account subject to the lien and security interest hereof, together with interest thereon at the Default Rate. Concurrently with each transmission of any proceeds of Receivables or other Collateral to any such remittance account, upon the Agent's request, the relevant Debtor shall furnish the Agent with a report in such form as Agent shall reasonably require identifying the particular Receivable or such other Collateral from which the same arises or relates. Each Debtor hereby indemnifies the Secured Creditors from and against all liabilities, damages, losses, actions, claims, judgments, and all reasonable costs, expenses, charges and attorneys' fees suffered or incurred by any Secured Creditor because of the maintenance of the foregoing arrangements; PROVIDED, HOWEVER, that no Debtor shall be required to indemnify any Secured Creditor for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Person seeking to be indemnified. The Secured Creditors shall have no liability or responsibility to any Debtor for the Agent or any other Depositary Bank accepting any check, draft or other order for payment of money bearing the legend "payment in full" or words of similar import or any other restrictive legend or endorsement whatsoever or be responsible for determining the correctness of any remittance.

     SECTION 6. SPECIAL PROVISIONS RE: INVENTORY AND EQUIPMENT. (a) Each Debtor shall at its own cost and expense maintain, keep and preserve its Inventory in good condition and keep and preserve its Equipment in good repair, working order and condition, ordinary wear and tear excepted, and, without limiting the foregoing, make all necessary and proper repairs, replacements and additions to its Equipment so that the efficiency thereof shall be fully preserved and maintained except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

     (b) Each Debtor may, until an Event of Default has occurred and is continuing and thereafter until otherwise notified by the Agent, use, consume, sell and lease Inventory in the ordinary course of its business, but a sale in the ordinary course of business shall not under any circumstance include any transfer or sale in satisfaction, partial or complete, of a debt owing by such Debtor.

     (c) Each Debtor may, until an Event of Default has occurred and is continuing and thereafter until otherwise notified by the Agent, sell Equipment in accordance with Section 8.10 of the Credit Agreement.

     (d) As of the time any Inventory or Equipment of a Debtor becomes subject to the security interest provided for hereby and at all times thereafter, such Debtor shall be deemed to have warranted as to any and all of such Inventory and Equipment that all warranties of such Debtor set forth in this Agreement are true and correct with respect to such Inventory and Equipment; and that all of such Inventory and Equipment is located at, or in transit to, a location permitted by Section 3(b) hereof. Each Debtor warrants and agrees that no material portion of its Inventory is or will be consigned to any other Person without the Agent's prior written consent.

     (e) Upon the Agent's request, in accordance with Section 4 of the Credit Agreement, each Debtor shall at its own cost and expense cause the lien of the Agent in and to any portion of its Collateral subject to a certificate of title law to be duly noted on such certificate of title or to be otherwise filed in such manner as is prescribed by law in order to perfect such lien and will cause all such certificates of title and evidences of lien to be deposited with the Agent.

     (f) Except for Equipment from time to time located on the real estate described on SCHEDULE D attached hereto or as otherwise hereafter disclosed to the Agent in writing, none of the Equipment is or will be attached to real estate in such a manner that the same may become a fixture.

     (g) If any of the Inventory in an aggregate amount of $100,000 or greater is at any time evidenced by a document of title, such document shall be promptly delivered by the relevant Debtor to the Agent.

     SECTION 7. SPECIAL PROVISIONS RE: INVESTMENT PROPERTY. (a) Unless and until an Event of Default has occurred and is continuing and thereafter until notified to the contrary by the Agent pursuant to Section 9(d) hereof:

            (i) Each Debtor shall be entitled to exercise all voting and/or consensual powers pertaining to its Investment Property or any part thereof, for all purposes not inconsistent with the terms of this Agreement, the Credit Agreement or any other document evidencing or otherwise relating to any Secured Obligations; and

            (ii) Each Debtor shall be entitled to receive and retain all cash dividends paid upon or in respect of its Investment Property.

     (b) All Investment Property (including all securities, certificated or uncertificated, securities accounts, and commodity accounts) maintained by each Debtor on the date hereof is listed and identified on SCHEDULE E attached hereto and made a part hereof. Upon the written request of Agent, each Debtor shall promptly notify the Agent of any other Investment Property acquired or maintained by such Debtor after the date hereof, and shall submit to the Agent a supplement to SCHEDULE E to reflect such additional rights (provided any Debtor's failure to do so shall not impair the Agent's security interest therein). To the extent not so previously delivered, certificates for all securities now or at any time constituting Investment Property and part of the Collateral hereunder shall be promptly delivered by the relevant Debtor to the Agent duly endorsed in blank for transfer or accompanied by an appropriate assignment or assignments or an appropriate undated stock power or powers, in every case sufficient to transfer title thereto, including, without limitation, all stock received in respect of a stock dividend or resulting from a split-up, revision or reclassification of the Investment Property or any part thereof or received in addition to, in substitution of or in exchange for the Investment Property or any part thereof as a result of a merger, consolidation or otherwise. With respect to any uncertificated securities or Investment Property held by a securities intermediary, commodity intermediary, or other financial intermediary of any kind, the relevant Debtor shall execute and deliver, and shall upon the written request of Agent, use commercially reasonable efforts to cause any such issuer or intermediary to execute and deliver, an agreement among such Debtor, the Agent, and such issuer or intermediary in form and substance satisfactory to the Agent which provides, among other things, for the issuer's or intermediary's agreement that it will comply with such directions and entitlement orders, and apply any value distributed on account of any such Investment Property, as directed by the Agent without further consent by such Debtor. The Agent may, at any time after the occurrence and during the continuation of an Event of Default, cause to be transferred into its name or the name of its nominee or nominees any and all of the Investment Property that constitutes Collateral hereunder.

     (c) Unless and until an Event of Default has occurred and is continuing, each Debtor may sell or otherwise dispose of any of its Investment Property to the extent permitted by the Credit Agreement, PROVIDED that except to the extent permitted by the Credit Agreement, no

Debtor shall sell or otherwise dispose of any capital stock or other equity interest in any direct or indirect Subsidiary without the prior written consent of the Agent. During the existence of any Event of Default, no Debtor shall sell all or any part of the Investment Property without the prior written consent of the Agent.

     (d) Each Debtor represents that on the date of this Agreement, none of its Investment Property consists of margin stock (as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System) except to the extent such Debtor has delivered to the Agent a duly executed and completed Form U-1 with respect to such stock in form and substance reasonably satisfactory to the Agent. If at any time the Investment Property or any part thereof consists of margin stock, the relevant Debtor shall promptly so notify the Agent and deliver to the Agent a duly executed and completed Form U-1 and such other instruments and documents reasonably requested by the Agent in form and substance reasonably satisfactory to the Agent.

     (e) Notwithstanding anything to the contrary contained herein, in the event any Investment Property is subject to the terms of a separate security agreement in favor of the Agent (including, without limitation, the Pledge Agreement), the terms of such separate security agreement shall govern and control unless otherwise agreed to in writing by the Agent.

     (f) All Deposit Accounts maintained by each Debtor on the date hereof are listed and identified (by account number and depository institution) on SCHEDULE E attached hereto and made a part hereof. Each Debtor shall promptly notify the Agent of any other Deposit Account opened or maintained by such Debtor after the date hereof, and shall submit to the Agent a supplement to SCHEDULE E to reflect such additional accounts (provided any Debtor's failure to do so shall not impair the Agent's security interest therein). With respect to any Deposit Account maintained by a depository institution other than the Agent, and as a condition to the establishment and maintenance of any such Deposit Account, except as otherwise permitted by Section 4.1 of the Credit Agreement, such Debtor, the depository institution, and the Agent shall execute and deliver an account control agreement in form and substance reasonably satisfactory to the Agent which provides, among other things, for the depository institution's agreement that it will comply with instructions originated by the Agent directing the disposition of the funds in the Deposit Account without further consent by such Debtor.

     SECTION 8. POWER OF ATTORNEY. In addition to any other powers of attorney contained herein, each Debtor hereby appoints the Agent, its nominee, or any other Person whom the Agent may designate as such Debtor's attorney-in-fact, with full power after the occurrence and during the continuation of any Event of Default to sign such Debtor's name on verifications of accounts and other Collateral; to send requests for verification of Collateral to such Debtor's customers, account debtors and other obligors; to endorse such Debtor's name on any checks, notes, acceptances, money orders, drafts and any other forms of payment or security that may come into the Agent's possession; to endorse the Collateral in blank or to the order of the Agent or its nominee; to sign such Debtor's name on any invoice or bill of lading relating to any Collateral, on claims to enforce collection of any Collateral, on notices to and drafts against customers and account debtors and other obligors, on schedules and assignments of Collateral, on notices of assignment and on public records; to notify the post office authorities to change the address for delivery of such Debtor's mail to an address designated by the Agent; to receive, open and dispose of all mail addressed to such Debtor; and to do all things necessary to carry out this Agreement. Each Debtor hereby ratifies and approves all acts of any such attorney and agrees that neither the Agent nor any such attorney will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law other than such Person's gross negligence or willful misconduct. The Agent may file one or more financing statements disclosing its security interest in any or all of the Collateral without any Debtor's signature appearing thereon, and each Debtor also hereby grants the Agent a power of attorney to execute any such financing statements, or amendments and supplements to financing statements, on behalf of such Debtor without notice thereof to any Debtor. The foregoing powers of attorney, being coupled with an interest, are irrevocable until the Secured Obligations have been fully paid and satisfied and the commitments of the Banks to extend credit to or for the account of the Borrower under the Credit Agreement have expired or otherwise terminated (at which time the Agent shall execute and deliver any document, instrument or other writing reasonably requested by the Debtors to evidence the termination of such power of attorney).

     SECTION 9. DEFAULTS AND REMEDIES. (a) The occurrence and continuance of any event or the existence of any condition which is specified as an "Event of Default" under the Credit Agreement shall constitute an "EVENT OF DEFAULT" hereunder.

     (b) Upon the occurrence and during the continuation of any Event of Default, the Agent shall have, in addition to all other rights provided herein or by law, the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights or remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further the Agent may, without demand and without advertisement, notice, hearing or process of law, all of which each Debtor hereby waives to the extent permitted by applicable law, at any time or times, sell and deliver any or all Collateral held by or for it at public or private sale, at any securities exchange or broker's board or at any Secured Creditor's office or elsewhere, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion. In the exercise of any such remedies, the Agent may sell the Collateral as a unit even though the sales price thereof may be in excess of the amount remaining unpaid on the Secured Obligations. Also, if less than all the Collateral is sold, the Agent shall have no duty to marshal or apportion the part of the Collateral so sold as between the Debtors, or any of them, but may sell and deliver any or all of the Collateral without regard to which of the Debtors are the owners thereof. In addition to all other sums due any Secured Creditor hereunder, each Debtor shall pay the Secured Creditors all reasonable costs and expenses incurred by the Secured Creditors, including reasonable attorneys' fees and court costs, in obtaining, liquidating or enforcing payment of Collateral or the Secured Obligations or in the prosecution or defense of any action or proceeding by or against any Secured Creditor or any Debtor concerning any matter arising out of or connected with this Agreement or the Collateral or the Secured Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code (or any successor statute). Any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Debtors in accordance with Section 13(b) hereof at least ten (10) business days before the time of sale or other event giving rise to the requirement of such notice; PROVIDED, HOWEVER, no notification need be given to a Debtor if such Debtor has signed, after an Event of Default hereunder has occurred, a statement renouncing any right to notification of sale or other intended disposition. The Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. Any Secured Creditor may be the purchaser at any such sale. Each Debtor hereby waives all of its rights of redemption from any such sale. The Agent may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, be made at the time and place to which the sale was postponed or the Agent may further postpone such sale by announcement made at such time and place. The Agent has no obligation to prepare the Collateral for sale. The Agent may sell or otherwise dispose of the Collateral without giving any warranties as to the Collateral or any part thereof, including disclaimers of any warranties of title or the like, and each Debtor acknowledges and agrees that the absence of such warranties shall not render the disposition commercially unreasonable.

     (c) Without in any way limiting the foregoing, upon the occurrence and during the continuation of any Event of Default, in addition to all other rights provided herein or by law, (i) the Agent shall have the right to take physical possession of any and all of the Collateral and anything found therein, the right for that purpose to enter without legal process any premises where the Collateral may be found (provided such entry be done lawfully and without abridgment of applicable contractual restrictions), and the right to maintain such possession on the relevant Debtor's premises (each Debtor hereby agreeing, to the extent it may lawfully do so without abridgment of applicable contractual restrictions, to lease such premises without cost or expense to the Agent or its designee if the Agent so requests) or to remove the Collateral or any part thereof to such other places as the Agent may desire, (ii) the Agent shall have the right to direct any intermediary at any time holding any Investment Property or other Collateral, or any issuer thereof, to deliver such Collateral or any part thereof to the Agent and/or to liquidate such Collateral or any part thereof and deliver the proceeds thereof to the Agent (including, without limitation, the right to deliver a notice of control with respect to any Collateral held in a securities account or commodities account and deliver all entitlement orders with respect thereto, (iii) the Agent shall have the right to exercise any and all rights with respect to all Deposit Accounts of each Debtor including, without limitation, the right to direct the disposition of the funds in each Deposit Account and to collect, withdraw and receive all amounts due or to become due or payable thereunder, and (iv) each Debtor shall, upon the Agent's demand, assemble the Collateral and make it available to the Agent at a place designated by the Agent. If the Agent exercises its right to take possession of the Collateral, each Debtor shall also at its expense perform any and all other steps requested by the Agent to preserve and protect the security interest hereby granted in the Collateral, such as placing and maintaining signs indicating the security interest of the Agent, appointing overseers for the Collateral and maintaining Collateral records.

     (d) Without in any way limiting the foregoing, upon the occurrence and during the continuation of any Event of Default, all rights of a Debtor to exercise the voting and/or consensual powers which it is entitled to exercise pursuant to Section 7(a)(i) hereof and/or to receive and retain the distributions which it is entitled to receive and retain pursuant to Section 7(a)(ii) hereof, shall, at the option of the Agent (with notice to the relevant Debtor), cease and thereupon become vested in the Agent, which, in addition to all other rights provided herein or by law, shall then be entitled solely and exclusively to exercise all voting and other consensual powers pertaining to the Investment Property (including, without limitation, the right to deliver notice of control with respect to any Investment Property held in a securities account or commodity account and deliver all entitlement orders with respect thereto) and/or to receive and retain the distributions which such Debtor would otherwise have been authorized to retain pursuant to Section 7(a)(ii) hereof and shall then be entitled solely and exclusively to exercise any and all rights of conversion, exchange or subscription or any other rights, privileges or options pertaining to any Investment Property as if the Agent were the absolute owner thereof including, without limitation, the rights to exchange, at its discretion, any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other readjustment of the respective issuer thereof or upon the exercise by or on behalf of any such issuer or the Agent of any right, privilege or option pertaining to any Investment Property and, in connection therewith, to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Agent may determine. In the event the Agent in good faith believes any of the Collateral constitutes restricted securities within the meaning of any applicable securities laws, any disposition thereof in compliance with such laws shall not render the disposition commercially unreasonable.

     (e) Without in any way limiting the foregoing, each Debtor hereby grants to the Secured Creditors a royalty-free irrevocable license and right to use all of such Debtor's patents, patent applications, patent licenses, trademarks, trademark registrations, trademark licenses, trade names, trade styles, and similar intangibles in connection with any foreclosure or other realization by the Agent or the Secured Creditors on all or any part of the Collateral to the extent permitted by law (to the extent not prohibited by the terms of the contracts creating the Debtor's rights in the foregoing or applicable law). The license and right granted the Secured Creditors hereby shall be without any royalty or fee or charge whatsoever.

     (f) The powers conferred upon the Secured Creditors hereunder are solely to protect their interest in the Collateral and shall not impose on them any duty to exercise such powers. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession or control if such Collateral is accorded treatment substantially equivalent to that which the Agent accords its own property, consisting of similar type assets, it being understood, however, that the Agent shall have no responsibility for (i) ascertaining or taking any action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral, or (iii) initiating any action to protect the Collateral or any part thereof against the possibility of a decline in market value. This Agreement constitutes an assignment of rights only and not an assignment of any duties or obligations of the Debtors in any way related to the Collateral, and the Agent shall have no duty or obligation to discharge any such duty or obligation. Neither any Secured Creditor nor any party acting as attorney for any Secured Creditor shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law other than such person's gross negligence or willful misconduct.

     (g) Failure by the Agent to exercise any right, remedy or option under this Agreement or any other agreement between any Debtor and the Agent or provided by law, or delay by the Agent in exercising the same, shall not operate as a waiver; and no waiver shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated. The rights and remedies of the Secured Creditors under this Agreement shall be cumulative and not exclusive of any other right or remedy which any Secured Creditor may have.

     SECTION 10. APPLICATION OF PROCEEDS. The proceeds and avails of the Collateral at any time received by the Agent upon the occurrence and during the continuation of any Event of Default shall, when received by the Agent in cash or its equivalent, be applied by the Agent in reduction of, or held as collateral security for, the Secured Obligations in accordance with the terms of
Section 3 of the Credit Agreement. The Debtors shall remain liable to the Secured Creditors for any deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Borrower, as agent for the Debtors, or to whomsoever the Agent reasonably determines is lawfully entitled thereto.

     SECTION 11. CONTINUING AGREEMENT. This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until all of the Secured Obligations, both for principal and interest, have been fully paid and satisfied and the commitments of the Banks to extend credit to or for the account of the Borrower under the Credit Agreement have expired or otherwise terminated. Upon such termination of this Agreement, the Agent shall, upon the request and at the expense of the Debtors, forthwith release its security interest hereunder.

     SECTION 12. THE AGENT. In acting under or by virtue of this Agreement, the Agent shall be entitled to all the rights, authority, privileges and immunities provided in the Credit Agreement (including, without limitation, Section 11 thereof), all of which provisions are incorporated by reference herein with the same force and effect as if set forth herein in their entirety. The Agent hereby disclaims any representation or warranty to the other Secured Creditors or any other holders of the Secured Obligations concerning the perfection of the liens and security interests granted hereunder or in the value of any of the Collateral.

     SECTION 13. MISCELLANEOUS. (a) This Agreement cannot be changed or terminated orally. This Agreement shall create a continuing lien on and security interest in the Collateral and shall be binding upon each Debtor, its successors and assigns and shall inure, together with the rights and remedies of the Secured Creditors hereunder, to the benefit of the Secured Creditors and their successors and permitted assigns; PROVIDED, HOWEVER, that no Debtor may assign its rights or delegate its duties hereunder without the Agent's prior written consent. Without limiting the generality of the foregoing, and subject to the provisions of the Credit Agreement, any Bank may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Bank herein or otherwise.

     (b) All communications provided for herein shall be in writing, except as otherwise specifically provided for hereinabove, and shall be deemed to have been given or made, if to any Debtor when given to the Borrower in accordance with Section 12.8 of the Credit Agreement, or if to any Secured Creditor, when given to such party in accordance with Section 12.8 of the Credit Agreement.

     (c) No Secured Creditor (other than the Agent) shall have the right to institute any suit, action or proceeding in equity or at law for the foreclosure or other realization upon any Collateral subject to this Agreement or for the execution of any trust or power hereof or for the appointment of a receiver, or for the enforcement of any other remedy under or upon this Agreement; it being understood and intended that no one or more of the Secured Creditors (other than the Agent) shall have any right in any manner whatsoever to affect, disturb or prejudice the lien and security interest of this Agreement by its or their action or to enforce any right hereunder, and that all proceedings at law or in equity shall be instituted, had and maintained by the Agent in the manner herein provided for the benefit of the Secured Creditors.

     (d) In the event and to the extent that any provision hereof shall be deemed to be invalid or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall to such extent be construed as not containing such provision, but only as to such jurisdictions where such law or interpretation is operative, and the invalidity or unenforceability of such provision shall not affect the validity of any remaining provisions hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect. Without limiting the generality of the foregoing, in the event that this Agreement shall be deemed to be invalid or otherwise unenforceable with respect to any Debtor, such invalidity or unenforceability shall not affect the validity of this Agreement with respect to the other Debtors.

     (e) The lien and security interest herein created and provided for stand as direct and primary security for the Secured Obligations of the Borrower arising under or otherwise relating to the Credit Agreement as well as for any of the other Secured Obligations. No application of any sums received by the Secured Creditors in respect of the Collateral or any disposition thereof to the reduction of the Secured Obligations or any part thereof shall in any manner entitle any Debtor to any right, title or interest in or to the Secured Obligations or any collateral or security therefor, whether by subrogation or otherwise, unless and until all Secured Obligations have been fully paid and satisfied and all agreements of the Secured Creditors to extend credit to or for the account of the Borrower under the Credit Agreement have expired or otherwise terminated. Each Debtor acknowledges that the lien and security interest hereby created and provided are absolute and unconditional and shall not in any manner be affected or impaired by any acts of omissions whatsoever of any Secured Creditor or any other holder of any Secured Obligations, and without limiting the generality of the foregoing, the lien and security interest hereof shall not be impaired by any acceptance by the Secured Creditors or any other holder of any Secured Obligations of any other security for or guarantors upon any of the Secured Obligations or by any failure, neglect or omission on the part of any Secured Creditor or any other holder of any Secured Obligations to realize upon or protect any of the Secured Obligations or any collateral or security therefor (including, without limitation, impairment of collateral or failure to perfect security interest in collateral). The lien and security interest hereof shall not in any manner be impaired or affected by (and the Secured Creditors, without notice to anyone, are hereby authorized to make from time to time) any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any of the Secured Obligations or of any collateral or security therefor, or of any guaranty thereof, or of any instrument or agreement setting forth the terms and conditions pertaining to any of the foregoing. The Secured Creditors may at their discretion at any time grant credit to the Borrower without notice to the other Debtors in such amounts and on such terms as the Secured Creditors may elect (all of such to constitute additional Secured Obligations hereunder) without in any manner impairing the lien and security interest created and provided for herein. In order to realize hereon and to exercise the rights granted the Secured Creditors hereunder and under applicable law, there shall be no obligation on the part of any Secured Creditor or any other holder of any Secured Obligations at any time to first resort for payment to the Borrower or to any other Debtor or to any guaranty of the Secured Obligations or any portion thereof or to resort to any other collateral, security, property, liens or any other rights or remedies whatsoever, and the Secured Creditors shall have the right to enforce this Agreement against any Debtor or any of its Collateral irrespective of whether or not other proceedings or steps seeking resort to or realization upon or from any of the foregoing are pending.

     (f) In the event the Secured Creditors shall at any time in their discretion permit a substitution of Debtors hereunder or a party shall wish to become a Debtor hereunder, such substituted or additional Debtor shall, upon executing an agreement substantially in the form attached hereto as SCHEDULE H, become a party hereto and be bound by all the terms and conditions hereof to the same extent as though such Debtor had originally executed this Agreement and, in the case of a substitution, in lieu of the Debtor being replaced. Any such agreement shall contain information as to such Debtor necessary to update SCHEDULES A, B, C, D, E, AND F hereto with respect to it. No such substitution shall be effective absent the written consent of Agent nor shall it in any manner affect the obligations of the other Debtors hereunder.

     (g) This Agreement shall be deemed to have been made in the State of Illinois and shall be governed by, and construed in accordance with, the laws of the State of Illinois. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

     (h) This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each constituting an original, but all together one and the same agreement.

     (i) Each Debtor hereby submits to the non-exclusive personal jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois state court sitting in Cook County, Illinois for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each Debtor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient form. EACH DEBTOR AND, BY ACCEPTING THE BENEFITS OF THIS AGREEMENT, EACH SECURED CREDITOR HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     (j) Upon the execution and delivery of this Agreement by the Debtors party hereto and the Agent, this Agreement shall supersede all provisions of the Original Security Agreement as of such date. The Debtors hereby agree that, notwithstanding the execution and delivery of this

Agreement, the liens and security interests created and provided for under the Original Security Agreement continue in effect under and pursuant to the terms of this Agreement for the benefit of all of the Secured Obligations as defined herein. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Original Security Agreement as to the indebtedness and obligations which would otherwise be secured thereby prior to giving effect to this Agreement.

                           [SIGNATURE PAGES TO FOLLOW]

     IN WITNESS WHEREOF, each Debtor has caused this Agreement to be duly executed and delivered as of the date first above written.


                                       "DEBTORS"

                                       APAC CUSTOMER SERVICES, INC.
                                       APAC CUSTOMER SERVICES GENERAL
                                         PARTNER, INC.
                                       APAC CUSTOMER SERVICES, L.L.C.
                                       APAC CUSTOMER SERVICES OF ILLINOIS, INC.
                                       APAC CUSTOMER SERVICES OF IOWA, L.L.C.
                                       ITI HOLDINGS, INC.


                                       By
                                          Name
                                              ----------------------------------
                                          Title
                                               ---------------------------------

                                       APAC CUSTOMER SERVICES OF TEXAS, L.P.,

                                       By:_________________, Its General
                                          Partner


                                       By
                                          Name
                                              ----------------------------------
                                          Title
                                               ---------------------------------


     Accepted and agreed to in Chicago, Illinois as of the date first above written.


                                       HARRIS TRUST AND SAVINGS BANK, as Agent


                                       By
                                          Name
                                              ----------------------------------
                                          Title

                     AMENDED AND RESTATED GUARANTY AGREEMENT


     This Amended and Restated Guaranty Agreement (the "GUARANTY") is dated as of December 20, 2002, by the parties who have executed this Guaranty (such parties, along with any other parties who execute and deliver to the Agent hereinafter identified and defined an agreement substantially in the form attached hereto as EXHIBIT A, being herein referred to collectively as the "GUARANTORS" and individually as a "GUARANTOR").


                             PRELIMINARY STATEMENTS

     A. Each of the Guarantors is a direct or indirect subsidiary of APAC Customer Services, an Illinois corporation (the "BORROWER").

     B. The Guarantors are currently party to a Guaranty Agreement dated as of May 20, 1998 (the "ORIGINAL GUARANTY"), pursuant to which such Guarantors have guaranteed, among other things, the payment and performance of the indebtedness, obligations, and liabilities of the Borrower owing under the Amended and Restated Credit Agreement dated as of September 8, 1998, as amended, by and among the Borrower, Harris Trust and Savings Bank ("HTSB") individually and as agent, and the banks and other financial institutions party thereto (the "ORIGINAL CREDIT AGREEMENT").

     C. The Borrower and HTSB, individually and as agent (HTSB acting as such agent and any successor or successors to HTSB in such capacity being hereinafter referred to as the "AGENT") have entered into an Amended and Restated Credit Agreement dated as of December 20, 2002 (such Amended and Restated Credit Agreement, as the same may be amended or modified from time to time, including further amendments and restatements thereof in its entirety, being hereinafter referred to as the "CREDIT AGREEMENT"), pursuant to which HTSB and the other banks and financial institutions from time to time parties thereto (HTSB and such other banks and financial institutions being hereinafter referred to collectively as the "BANKS" and individually as a "BANK") have agreed to amend and restate the Original Credit Agreement and, subject to certain terms and conditions, extend credit and make certain financial accommodations available to the Borrower (the Agent and the Banks, together with affiliates of the Banks with respect to Hedging Liability and Funds Transfer and Deposit Account Liability referred to below, being hereinafter referred to collectively as the "GUARANTEED CREDITORS" and individually as a "GUARANTEED CREDITOR").

     D. In addition, the Borrower and the Guarantors, or any one or more of them, may from time to time be liable to the Banks and/or their affiliates with respect to Hedging Liability and Funds Transfer and Deposit Account Liability (as such terms are defined in the Credit Agreement).

     E. As a condition to amending and restating the Original Credit Agreement and extending credit to the Borrower under the Credit Agreement, the Banks have required, among other things, that the Guarantors guarantee the payment and performance of all indebtedness, obligations, and liabilities of the Borrower owing to the Guaranteed Creditors under the Credit

Agreement and owing to the Guaranteed Creditors with respect to Hedging Liability and Funds Transfer and Deposit Account Liability and, in connection therewith, that the Original Guaranty be amended and restated in its entirety to read as set forth in this Guaranty.

     F. The Borrower provides each of the Guarantors with substantial financial, management, administrative, and technical support, and each Guarantor will directly and substantially benefit from credit and other financial accommodations extended and to be extended by the Banks and their affiliates to the Borrower.

     NOW, THEREFORE, FOR VALUE RECEIVED, and in consideration of advances made or to be made, or credit accommodations given or to be given, to the Borrower by the Guaranteed Creditors from time to time, each Guarantor hereby represents and warrants to, and covenants and agrees with, the Guaranteed Creditors as follows:

     SECTION 1. All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

     SECTION 2. Each Guarantor hereby jointly and severally guarantees, the due and punctual payment and performance when due of (a) any and all indebtedness, obligations, and liabilities of the Borrower and the Guarantors, and of any of them individually, to the Guaranteed Creditors, and to any of them individually, under or in connection with or evidenced by the Credit Agreement or any other Loan Document, including, without limitation, all obligations evidenced by the Notes of the Borrower heretofore or hereafter issued under the Credit Agreement, all obligations of the Borrower to reimburse the Guaranteed Creditors, or any of them individually, for the amount of all drawings on all Letters of Credit issued pursuant to the Credit Agreement and all other obligations of the Borrower under any and all Applications for Letters of Credit delivered thereunder, all obligations of the Borrower and the Guarantors, and of any of them individually, arising under or in connection with or otherwise evidenced by agreements with any one or more of the Guaranteed Creditors or their affiliates with respect to any Hedging Liability, and all obligations of the Borrower and the Guarantors, and of any of them individually, arising under or in connection with or otherwise evidenced by agreements with any one or more of the Guaranteed Creditors or their affiliates with respect to any Funds Transfer and Deposit Account Liability, in each case whether now existing or hereafter arising (and whether arising before or after the filing of a petition in bankruptcy and including all interest accrued after the petition date), due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired and (b) any and all reasonable expenses and charges, legal or otherwise, suffered or incurred by the Guaranteed Creditors, and any of them individually, in collecting or enforcing any of such indebtedness, obligations and liabilities or in realizing on or protecting or preserving any security therefor. The indebtedness, obligations and liabilities described in the immediately preceding clauses (a) and (b) are hereinafter referred to as the "INDEBTEDNESS HEREBY GUARANTEED". In case of failure by the Borrower punctually to pay any indebtedness hereby guaranteed, each Guarantor hereby jointly and severally agrees to make such payment or to cause such payment to be made punctually as and when the same shall become due and payable, whether at stated maturity, by acceleration or otherwise, and as if such payment were made by the Borrower. All payments hereunder by any Guarantor shall be made in immediately available funds in U.S. Dollars without set-off, counterclaim or other defense or withholding or deduction of any nature. Notwithstanding anything in this Guaranty to the contrary, the right of recovery against a Guarantor under this Guaranty shall not exceed $1.00 less than the lowest amount which would render such Guarantor's obligations under this Guaranty void or voidable under applicable law, including fraudulent conveyance law.

     SECTION 3. Each Guarantor further jointly and severally agrees to pay on demand all reasonable expenses, legal and/or otherwise (including court costs and reasonable attorneys' fees), paid or incurred by any Guaranteed Creditor in endeavoring to collect the indebtedness hereby guaranteed, or any part thereof, or in enforcing or endeavoring to enforce any Guarantor's obligations hereunder, or any part thereof, or in protecting, defending or enforcing this Guaranty in any litigation, bankruptcy or insolvency proceedings or otherwise.

     SECTION 4. Each Guarantor agrees that, upon demand, such Guarantor shall pay to the Agent for the benefit of the Guaranteed Creditors the full amount of the indebtedness hereby guaranteed then due (subject to the right of recovery from such Guarantor pursuant to the last sentence of Section 2 above) whether or not any one or more of the other Guarantors shall then or thereafter pay any amount whatsoever in respect to their obligations hereunder.

     SECTION 5. Each Guarantor agrees that such Guarantor will not exercise or enforce any right of exoneration, contribution, reimbursement, recourse or subrogation available to such Guarantor against any Person liable for payment of the indebtedness hereby guaranteed, or as to any security therefor, unless and until the full amount owing to the Guaranteed Creditors of the indebtedness hereby guaranteed has been fully paid and satisfied and each of the commitments by the Guaranteed Creditors to extend any indebtedness hereby guaranteed shall have expired or otherwise terminated. The payment by any Guarantor of any amount or amounts to the Guaranteed Creditors pursuant hereto shall not in any way entitle any such Guarantor, either at law, in equity or otherwise, to any right, title or interest (whether by way of subrogation or otherwise) in and to the indebtedness hereby guaranteed or any part thereof or any collateral security therefor or any other rights or remedies in any way relating thereto or in and to any amounts theretofor, then or thereafter paid or applicable to the payment thereof howsoever such payment may be made and from whatsoever source such payment may be derived unless and until all of the indebtedness hereby guaranteed and all costs and expenses suffered or incurred by the Guaranteed Creditors in enforcing this Guaranty have been paid and satisfied in full and each of the commitments by the Guaranteed Creditors to extend any indebtedness hereby guaranteed shall have expired or otherwise terminated and unless and until such payment in full and termination, any payments made by any Guarantor hereunder and any other payments from whatsoever source derived on account of or applicable to the indebtedness hereby guaranteed or any part thereof shall be held and taken to be merely payments in gross to the Guaranteed Creditors reducing pro tanto the indebtedness hereby guaranteed.

     SECTION 6. To the extent permitted by the Credit Agreement, each Guaranteed Creditor may, without any notice whatsoever to any of the Guarantors, sell, assign, or transfer all of the indebtedness hereby guaranteed, or any part thereof, or grant participations therein, and in that event each and every immediate and successive assignee, transferee, or holder of all or any part of the indebtedness hereby guaranteed, shall have the right through the Agent pursuant to Section 18 hereof to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee, transferee, or holder as fully as if such assignee, transferee, or holder were herein by name specifically given such rights, powers and benefits; but each Guaranteed Creditor through the Agent pursuant to Section 18 hereof shall have an unimpaired right to enforce this Guaranty for its own benefit, as to so much of the indebtedness hereby guaranteed that it has not sold, assigned or transferred.

     SECTION 7. This Guaranty is a continuing, absolute, and unconditional Guaranty, and shall remain in full force and effect until all of the indebtedness hereby guaranteed, shall be fully paid and satisfied and each of the commitments by the Guaranteed Creditors to extend any indebtedness hereby guaranteed shall have expired or otherwise terminated. The dissolution of any Guarantor shall not terminate this Guaranty as to such Guarantor until notice of such dissolution shall have been actually received by the Guaranteed Creditors, nor until all of the indebtedness hereby guaranteed, created or existing or committed to be extended in each case before receipt of such notice shall be fully paid and satisfied. The Guaranteed Creditors may at any time or from time to time release any Guarantor from its obligations hereunder or effect any compromise with any Guarantor and no such release or compromise shall in any manner impair or otherwise affect the obligations hereunder of the other Guarantors. No release, compromise, or discharge of any one or more of the Guarantors shall release, compromise or discharge the obligations of the other Guarantors hereunder.

     SECTION 8. All payments received from the Borrower or on account of the indebtedness hereby guaranteed from whatsoever source, shall be taken and applied pursuant to the Credit Agreement, and this Guaranty shall apply to and secure any ultimate balance that shall remain owing to the Guaranteed Creditors.

     SECTION 9. The liability hereunder shall in no way be affected or impaired by (and the Guaranteed Creditors are hereby expressly authorized to make from time to time, without notice to any of the Guarantors), any sale, pledge, surrender, compromise, settlement, release, renewal, extension, impairment, indulgence, alteration, substitution, exchange, change in, modification or other disposition of any of the indebtedness hereby guaranteed, either express or implied, or of any Loan Document or any other contract or contracts evidencing any thereof, or of any security or collateral therefor or any guaranty thereof. The liability hereunder shall in no way be affected or impaired by any acceptance or release by the Guaranteed Creditors of any security for or other guarantors upon any of the indebtedness hereby guaranteed, or by any failure, neglect or omission on the part of the Guaranteed Creditors to realize upon or protect any of the indebtedness hereby guaranteed, or any collateral or security therefor (including, without limitation, impairment of collateral and failure to perfect security interest in any collateral), or to exercise any lien upon or right of appropriation of any moneys, credits or property of the Borrower or any Guarantor, possessed by any of the Guaranteed Creditors, toward the liquidation of the indebtedness hereby guaranteed, or by any application of payments or credits thereon. Subject to the terms of the Credit Agreement, the Guaranteed Creditors shall have the exclusive right to determine how, when and what application of payments and credits, if any, shall be made on said indebtedness hereby guaranteed, or any part of same. In order to hold any Guarantor liable hereunder, there shall be no obligation on the part of the Guaranteed Creditors, at any time, to resort for payment to the Borrower or to any other Guarantor, or to any other Person, its property or estate, or resort to any collateral, security, property, liens or other rights or remedies whatsoever, and the Guaranteed Creditors shall have the right to enforce this Guaranty against any Guarantor irrespective of whether or not other proceedings or steps are pending seeking resort to or realization upon or from any of the foregoing are pending.

     SECTION 10. In the event the Guaranteed Creditors shall at any time in their discretion permit a substitution of Guarantors hereunder or a party shall wish to become Guarantor hereunder, such substituted or additional Guarantor shall, upon executing an agreement in the form attached hereto as EXHIBIT A, become a party hereto and be bound by all the terms and conditions hereof to the same extent as though such Guarantor had originally executed this Guaranty and in the case of a substitution, in lieu of the Guarantor being replaced. No such substitution shall be effective absent the written consent of the Guaranteed Creditors delivered in accordance with the terms of the Credit Agreement, nor shall it in any manner affect the obligations of the other Guarantors hereunder.

     SECTION 11. All diligence in collection or protection, and all presentment, demand, protest and/or notice, as to any and everyone, whether or not the Borrower or the Guarantors or others, of dishonor and of default and of non-payment and of the creation and existence of any and all of said indebtedness hereby guaranteed, and of any security and collateral therefor, and of the acceptance of this Guaranty, and of any and all extensions of credit and indulgence hereunder, are expressly waived.

     SECTION 12. No act of commission or omission of any kind, or at any time, upon the part of the Guaranteed Creditors in respect to any matter whatsoever, shall in any way affect or impair this Guaranty.

     SECTION 13. The Guarantors waive any and all defenses, claims and discharges of the Borrower, or any other obligor or guarantor, pertaining to the indebtedness hereby guaranteed, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Guarantors will not assert, plead or enforce against the Guaranteed Creditors any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statue of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to the Borrower or any other Person liable in respect of any of the indebtedness hereby guaranteed, or any set-off available against the Guaranteed Creditors to the Borrower or any such other Person, whether or not on account of a related transaction. The Guarantors agree that the Guarantors shall be and remain jointly and severally liable for any deficiency remaining after foreclosure or other realization on any lien or security interest securing the indebtedness hereby guaranteed, whether or not the liability of the Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision.

     SECTION 14. If any payment applied by the Guaranteed Creditors to the indebtedness hereby guaranteed is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Borrower or any other obligor), the indebtedness hereby guaranteed to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such of the indebtedness hereby guaranteed as fully as if such application had never been made.

     SECTION 15. The liability of the Guarantors under this Guaranty is in addition to and shall be cumulative with all other liabilities of the Guarantors after the date hereof to the Guaranteed Creditors as a guarantor of the indebtedness hereby guaranteed, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability provides to the contrary.

     SECTION 16. Any invalidity or unenforceability of any provision or application of this Guaranty shall not affect other lawful provisions and applications hereof, and to this end the provisions of this Guaranty are declared to be severable. Without limiting the generality of the foregoing, any invalidity or unenforceability against any Guarantor of any provision or application of the Guaranty shall not affect the validity or enforceability of the provisions or application of this Guaranty as against the other Guarantors.

     SECTION 17. Any demand for payment on this Guaranty or any other notice required or desired to be given hereunder to any Guarantor shall be in writing (including, without limitation, notice by telecopy) and shall be given to the relevant party at its address or telecopier number set forth on the appropriate signature page hereof, or such other address or telecopier number as such party may hereafter specify by notice to the Agent given by United States certified or registered mail, by telecopy or by other telecommunication device capable of creating a written record of such notice and its receipt. Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section and a confirmation of such telecopy has been received by the sender,
(ii) if given by mail, 5 days after such communication is deposited in the mail, certified or registered with return receipt requested, addressed as aforesaid or
(iii) if given by any other means, when delivered at the addresses specified in this Section.

     SECTION 18. No Guaranteed Creditor (other than the Agent) shall have the right to institute any suit, action or proceeding in equity or at law in connection with this Guaranty for the enforcement of any remedy under or upon this Guaranty; it being understood and intended that no one or more of the Guaranteed Creditors (other than the Agent) shall have any right in any manner whatsoever to enforce any right hereunder, and that all proceedings at law or in equity shall be instituted, had and maintained by the Agent in the manner herein provided for the benefit of the Guaranteed Creditors.

     SECTION 19. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE OF ILLINOIS (without regard to principles of conflicts of laws that would require the application of laws other than those of the State of Illinois) in which state it shall be performed by the Guarantors and may not be waived, amended, released or otherwise changed except by a writing signed by the Agent. This Guaranty and every part thereof shall be effective upon delivery to the Agent, without further act, condition or acceptance by the Guaranteed Creditors, shall be binding upon the Guarantors and upon the legal representatives, successors and assigns of the Guarantors, and shall inure to the benefit of the Guaranteed Creditors, their successors, legal representatives and assigns. The Guarantors waive notice of the Guaranteed Creditors' acceptance hereof. This Guaranty may be executed in counterparts and by different parties hereto on separate counterpart signature pages, each of which shall be an original, but all together to be one and the same instrument.

     SECTION 20. Each Guarantor hereby submits to the nonexclusive personal jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois State court sitting in Cook County, Illinois, for purposes of all legal proceedings arising out of or relating to this Guaranty or the transactions contemplated hereby. Each Guarantor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such court has been brought in an inconvenient forum. EACH GUARANTOR AND, BY ACCEPTING THE BENEFITS OF THIS AGREEMENT, EACH GUARANTEED CREDITOR HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     SECTION 19. Upon the execution and delivery of this Guaranty by the Guarantors hereunder, this Guaranty shall supersede all provisions of the Original Guaranty as of such date. The Guarantors hereby agree that, notwithstanding the execution and delivery of this Guaranty, the obligations of such Guarantors created and provided for under the Original Guaranty continue in effect under and pursuant to the terms of this Guaranty for the benefit of all of the indebtedness hereby guaranteed.


                           [SIGNATURE PAGES TO FOLLOW]

     IN WITNESS WHEREOF, the Guarantors have caused this Guaranty to be executed and delivered as of the date first above written.

                                       "GUARANTORS"
                                       APAC CUSTOMER SERVICES GENERAL
                                         PARTNER, INC.
                                       APAC CUSTOMER SERVICES, L.L.C.
                                       APAC CUSTOMER SERVICES OF ILLINOIS, INC.
                                       APAC CUSTOMER SERVICES OF IOWA, L.L.C.
                                       ITI HOLDINGS, INC.


                                       By
                                         Name
                                             -----------------------------------
                                         Title
                                              ----------------------------------

                                       Address:

                                       Six Parkway North
                                       Deerfield, IL  60015
                                       Attention:
                                                     ---------------------------
                                       Telephone:
                                                     ---------------------------
                                       Telecopy:
                                                     ---------------------------

                                       APAC CUSTOMER SERVICES OF TEXAS, L.P.,

                                       By:_________________, Its General Partner


                                       By
                                         Name
                                             -----------------------------------
                                         Title
                                              ----------------------------------

                                       Address:

                                       Six Parkway North
                                       Deerfield, IL  60015
                                       Attention:
                                                     ---------------------------
                                       Telephone:
                                                     ---------------------------
                                       Telecopy:
                                                     ---------------------------

     Accepted and agreed to in Chicago, Illinois, as of the date first above written.


                                       HARRIS TRUST AND SAVINGS BANK, as Agent


                                       By
                                         Name
                                             -----------------------------------
                                         Title
                                              ----------------------------------

                                       Address:

                                       111 West Monroe Street
                                       Chicago, Illinois  60603
                                       Attention:  Dan Sabol
                                       Telephone:  (312) 461-3766
                                       Telecopy:   (312) 293-5068

                                    EXHIBIT A
                                       TO
                               GUARANTY AGREEMENT

                 ASSUMPTION AND SUPPLEMENT TO GUARANTY AGREEMENT

     This Assumption and Supplement to Guaranty Agreement (the "AGREEMENT") is dated as of this _____ day of ____________, _____, made by [NEW GUARANTOR], a ___________ CORPORATION/LIMITED LIABILITY COMPANY/PARTNERSHIP (the "NEW GUARANTOR");

                          W I T N E S S E T H  T H A T:

     WHEREAS, certain parties have executed and delivered to the Guaranteed Creditors that certain Amended and Restated Guaranty Agreement dated as of December 20, 2002 (such Amended and Restated Guaranty Agreement, as the same may be amended, modified or further restated from time to time, including supplements thereto which add or substitute parties as Guarantors thereunder, being hereinafter referred to as the "GUARANTY") pursuant to which such parties (the "EXISTING GUARANTORS") have guaranteed to the Guaranteed Creditors the full and prompt payment of, among other things, any and all indebtedness, obligations and liabilities of APAC Customer Services, Inc. (the "BORROWER") arising under or relating to the Credit Agreement and the Loan Documents as defined therein; and

     WHEREAS, the Borrower provides the New Guarantor with substantial financial, managerial, administrative and technical support and the New Guarantor will directly and substantially benefit from credit and other financial accommodations extended and to be extended by the Guaranteed Creditors to the Borrower;

     NOW, THEREFORE, FOR VALUE RECEIVED, and in consideration of advances made or to be made, or credit accommodations given or to be given, to the Borrower by the Guaranteed Creditors from time to time, the New Guarantor hereby agrees as follows:

     1. The New Guarantor acknowledges and agrees that it shall become a "Guarantor" party to the Guaranty effective upon the date of the New Guarantor's execution of this Agreement and the delivery of this Agreement to the Agent on behalf of the Guaranteed Creditors, and that upon such execution and delivery, all references in the Guaranty to the terms "GUARANTOR" or "GUARANTORS" shall be deemed to include the New Guarantor.

     2. The New Guarantor hereby assumes and becomes liable (jointly and severally with all the other Guarantors) for the indebtedness hereby guaranteed (as defined in the Guaranty) and agrees to pay and perform all of the obligations of a Guarantor under the Guaranty according to, and otherwise on and subject to, the terms and conditions of, the Guaranty to the same extent and with the same force and effect as if the New Guarantor had originally been one of the Existing Guarantors under the Guaranty and had originally executed the same as such an Existing Guarantor.

     3. All capitalized terms used in this Agreement without definition shall have the same meaning herein as such terms have in the Guaranty, except that any reference to the term "Guarantor" or "Guarantors" and any provision of the Guaranty providing meaning to such term shall be deemed a reference to the Existing Guarantors and the New Guarantor. Except as specifically modified hereby, all of the terms and conditions of the Guaranty shall stand and remain unchanged and in full force and effect.

     4. The New Guarantor agrees to execute and deliver such further instruments and documents and do such further acts and things as the Agent or the Guaranteed Creditors may deem reasonably necessary or proper to carry out more effectively the purposes of this Agreement.

     5. No reference to this Agreement need be made in the Guaranty or in any other document or instrument making reference to the Guaranty, any reference to the Guaranty in any of such to be deemed a reference to the Guaranty as modified hereby.

     6. This Agreement shall be governed by and construed in accordance with the State of Illinois (without regard to principles of conflicts of law that would require the application of laws other than those of the State of Illinois) in which state it shall be performed by the New Guarantor.

                                       [NEW GUARANTOR]

                                       By
                                         Name
                                             -----------------------------------
                                         Title
                                              ----------------------------------


     Acknowledged and agreed to as of the date first above written.

                                       HARRIS TRUST AND SAVINGS BANK, as Agent

                                       By
                                         Name
                                             -----------------------------------
                                         Title
                                              ----------------------------------

                      AMENDED AND RESTATED PLEDGE AGREEMENT

     This Amended and Restated Pledge Agreement (the "AGREEMENT") is dated as of December 20, 2002, by and among APAC Customer Services, Inc., an Illinois corporation (the "BORROWER"), and the other parties executing this Agreement under the heading "Pledgors" (the Borrower and such other parties, along with any parties who execute and deliver to the Agent an agreement substantially in the form attached hereto as SCHEDULE F, being hereinafter referred to collectively as the "PLEDGORS" and individually as a "PLEDGOR"), and Harris Trust and Savings Bank ("HTSB"), acting as agent hereunder for the Secured Creditors hereinafter identified and defined (HTSB acting as such agent and any successor or successors to HTSB acting in such capacity being hereinafter referred to as the "AGENT").

                    P R E L I M I N A R Y S T A T E M E N T S

     A. The Borrower and HTSB, individually and as agent, are currently parties to an Amended and Restated Credit Agreement dated as of September 8, 1998, as amended (such Amended and Restated Credit Agreement, as amended, being referred to herein as the "ORIGINAL CREDIT AGREEMENT").

     B. Indebtedness, obligations, and liabilities of the Borrower under the Original Credit Agreement and certain other obligations relating to Hedging Liability hereinafter referred to are currently secured by, among other things, that certain Pledge Agreement dated as of May 20, 1998, as amended and supplemented, by and among the Pledgors and the Agent, and the personal property of the Pledgors described therein (the "ORIGINAL PLEDGE AGREEMENT").

     C. The Borrower and HTSB, individually and as Agent, have entered into an Amended and Restated Credit Agreement dated as of December 20, 2002 (such Amended and Restated Credit Agreement, as the same may be amended or modified from time to time, including further amendments and restatements thereof in its entirety, being referred to herein as the "CREDIT AGREEMENT") pursuant to which HTSB and other banks and financial institutions from time to time parties thereto (HTSB, in its individual capacity, and such other banks and financial institutions being hereinafter referred to collectively as the "BANKS" and individually as a "BANK") have agreed to amend and restate the Original Credit Agreement and, subject to certain terms and conditions, extend credit and make certain other financial accommodations available to the Borrower (the Agent and the Banks, together with affiliates of the Banks with respect to Hedging Liability and Funds Transfer and Deposit Account Liability referred to below, being hereinafter referred to collectively as the "SECURED CREDITORS" and individually as a "SECURED CREDITOR").

     D. In addition, the Pledgors, or any one or more of them, may from time to time be liable to the Banks and/or their affiliates with respect to Hedging Liability and Funds Transfer and Deposit Account Liability (as such terms are defined in the Credit Agreement).

     E. As a condition to amending and restating the Original Credit Agreement and extending credit to the Borrower under the Credit Agreement, the Secured Creditors have required, among other things, that each Pledgor grant to the Agent for the benefit of the Secured Creditors a lien on and security interest in certain personal property of such Pledgor described herein subject to the terms and conditions hereof and, in connection therewith, that the Original Pledge Agreement be amended and restated in its entirety to read as set forth in this Agreement.

     F. The Borrower owns, directly or indirectly, equity interests in each of the other Pledgors and the Pledgors provide each other with financial, management, administrative, and technical support which enables the Pledgors to conduct their businesses in an orderly and efficient manner in the ordinary course.

     G. Each Pledgor will benefit, directly or indirectly, from credit and other financial accommodations extended by the Secured Creditors under the Credit Agreement.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, receipt and sufficiency whereof is hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. TERMS DEFINED IN CREDIT AGREEMENT. All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement. The term "Pledgor" and "Pledgors" as used herein shall mean and include the Pledgors collectively and also each individually, with all grants, representations, warranties, and covenants of and by the Pledgors, or any of them, herein contained to constitute joint and several grants, representations, warranties and covenants of and by the Pledgors; PROVIDED, HOWEVER, that unless the context in which the same is used shall otherwise require, any grant, representation, warranty or covenant contained herein related to the Collateral shall be made by each Pledgor only with respect to the Collateral owned by it or represented by such Pledgor as owned by it.

     SECTION 2. GRANT OF SECURITY INTEREST IN THE COLLATERAL. As collateral security for the Secured Obligations defined below, each Pledgor hereby grants to the Agent for the benefit of the Secured Creditors a lien on and security interest in, and acknowledges and agrees that the Agent has and shall continue to have for the benefit of the Secured Creditors a continuing lien on and security interest in, all right, title, and interest of each Pledgor in the equity interests of each of its direct Subsidiaries as set forth below, whether now owned or existing or hereafter created, acquired or arising, and in whatever form, including all of the following:

            (a) STOCK COLLATERAL. (i) All shares of the capital stock of each Subsidiary which is a corporation owned or held by such Pledgor, whether now owned or hereafter formed or acquired (those shares delivered to and deposited with the Agent on or prior to the date hereof being listed and described on SCHEDULE A attached hereto), and all substitutions and additions to such shares (herein, the "PLEDGED SECURITIES") PROVIDED THAT, in the case of a lien and security interest on the capital stock or other equity interest of a company incorporated or otherwise organized outside of the United States of America or any State or territory thereof (herein, a "FOREIGN COMPANY"), such lien and security interest on such capital stock shall be limited to 65% of the total combined capital stock or other equity interest of such Foreign Company except as otherwise required by Section
     4.1 of the Credit Agreement, (ii) all dividends, distributions, and sums distributable or payable from, upon or in respect of the Pledged Securities and (iii) all other rights and privileges incident to the Pledged Securities (all of the foregoing being hereinafter referred to collectively as the "STOCK COLLATERAL");

            (b) PARTNERSHIP INTEREST COLLATERAL. (i) All partnership or other equity interests in each Subsidiary which is a partnership (whether general or limited) owned or held by such Pledgor, whether now owned or hereafter formed or acquired (each of such equity interests existing on the date hereof being listed and identified on SCHEDULE B attached hereto) (such partnerships being hereinafter referred to collectively as the "PARTNERSHIPS" and individually as a "PARTNERSHIP"), (ii) any and all payments and distributions of whatever kind or character, whether in cash or other property, at any time made, owing or payable to such Pledgor in respect of or on account of its present or hereafter acquired interests in each Partnership, whether due or to become due and whether representing profits, distributions pursuant to complete or partial liquidation or dissolution of any such Partnership, distributions representing the complete or partial redemption of such Pledgor's interest in any such Partnership or the complete or partial withdrawal of such Pledgor from any such Partnership, repayment of capital contributions, payment of management fees or commissions, or otherwise, and the right to receive, receipt for, use, and enjoy all such payments and distributions, and (iii) all other rights and privileges incident to such Pledgor's interest in each Partnership (all of the foregoing being hereinafter collectively called the "PARTNERSHIP INTEREST COLLATERAL");

            (c) LLC COLLATERAL. (i) All membership or other equity interests in each Subsidiary which is a limited liability company owned or held by such Pledgor, whether now owned or hereafter formed or acquired (each of such equity interests existing on the date hereof being listed and identified on SCHEDULE C attached hereto) (such limited liability companies being hereinafter referred to collectively as the "LLCS" and individually as a "LLC"), (ii) any and all payments and distributions of whatever kind or character, whether in cash or other property, at any time made, owing or payable to such Pledgor in respect of or on account of its present or hereafter acquired interests in each LLC, whether due or to become due and whether representing profits, distributions pursuant to complete or partial liquidation or dissolution of any such LLC, distributions representing the complete or partial redemption of such Pledgor's interest in such LLC or the complete or partial withdrawal of such Pledgor from any such LLC, repayment of capital contributions, payment of management fees or commissions, or otherwise, and the right to receive, receipt for, use, and enjoy all such payments and distributions, and (iii) all other rights and privileges incident to such Pledgor's interest in each LLC (all of the foregoing being hereinafter referred to as the "LLC COLLATERAL"); and

            (d)     PROCEEDS. All proceeds of the foregoing;

all of the foregoing being herein sometimes referred to collectively as the "COLLATERAL". All terms which are used in this Agreement which are defined in the Uniform Commercial Code of the State of Illinois as in effect from time to time ("UCC") shall have the same meanings herein as such terms are defined in the UCC, unless this Agreement shall otherwise specifically provide.

     SECTION 3. SECURED OBLIGATIONS. This Agreement is made and given to secure, and shall secure, the prompt payment and performance when due of (a) any and all indebtedness, obligations, and liabilities of the Pledgors, and of any of them individually, to the Secured Creditors, and to any of them individually, under or in connection with or evidenced by the Credit Agreement or any other Loan Document, including, without limitation, all obligations evidenced by the Notes of the Borrower heretofore or hereafter issued under the Credit Agreement, all obligations of the Borrower to reimburse the Secured Creditors for the amount of all drawings on all Letters of Credit issued pursuant to the Credit Agreement and all other obligation of the Borrower under any and all Applications for Letters of Credit delivered thereunder, all obligations of the Pledgors, and of any of them individually, with respect to any Hedging Liability, all obligations of the Pledgors, and of any of them individually, with respect to any Funds Transfer and Deposit Account Liability, and all obligations of the Pledgors, and of any of them individually, arising under any guaranty issued by any of them relating to the foregoing or any part thereof, in each case whether now existing or hereafter arising (and whether arising before or after the filing of a petition in bankruptcy and including all interest accrued after the petition date), due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired and (b) any and all expenses and charges, legal or otherwise, suffered or incurred by the Secured Creditors, and any of them individually, in collecting or enforcing any of such indebtedness, obligations and liabilities or in realizing on or protecting or preserving any security therefor, including, without limitation, the lien and security interest granted hereby (all of the indebtedness, obligations, liabilities, expenses and charges described above being hereinafter referred to as the "SECURED OBLIGATIONS"). Notwithstanding anything in this Agreement to the contrary, the right of recovery against any Pledgor under this Agreement (other than the Borrower to which this limitation shall not apply) shall not exceed $1.00 less than the lowest amount which would render such Pledgor's obligations under this Agreement void or voidable under applicable law, including fraudulent conveyance law.

     SECTION 4. COVENANTS, AGREEMENTS, REPRESENTATIONS AND WARRANTIES. Each Pledgor hereby covenants and agrees with, and represents and warrants to, the Secured Creditors that:

            (a) Each Pledgor is a duly organized and validly existing in good standing under the laws of the state of its organization. Each Pledgor's legal name, state of organization, chief executive office, and organizational identification number (if any) are correctly set forth on Schedule D to this Agreement. No Pledgor shall change its state of organization without giving the Agent 30 days' prior written notice. No Pledgor shall change its legal name or any location set forth on Schedule D hereto without giving 30 days' prior written notice of its intent to do so to the Agent (provided in all cases such locations shall be within the United States of America). The execution and delivery of this Agreement, and the observance and performance of each of the matters and things herein set forth, will not (i) contravene or constitute a default under any provision of law or any judgment, injunction, order or decree binding upon any Pledgor or any provision of any Pledgor's organizational agreements (e.g., charter, certificate or articles of incorporation or by-laws, certificate or articles of formation or operating agreement, partnership agreement, or other comparable organizational documents) or any material covenant, indenture or agreement of or affecting any Pledgor or any of its property or (ii) result in the creation or imposition of any material lien or encumbrance on any property of any Pledgor except for the lien and security interest granted to the Agent hereunder.

            (b) Each Pledgor is the sole and lawful legal, record and beneficial owner of its Collateral. No Pledgor shall, without the Agent's prior written consent, sell, assign, or otherwise dispose of the Collateral or any interest therein, except to the extent permitted by the Credit Agreement. The Collateral, and every part thereof, is and shall be free and clear of all security interests, liens, rights, claims, attachments, levies and encumbrances of every kind, nature and description and whether voluntary or involuntary, except for the security interest of the Agent hereunder and for other Liens permitted by the Credit Agreement. Each Pledgor shall warrant and defend the Collateral against any claims and demands of all Persons at any time claiming the same or any interest in the Collateral adverse to the Secured Creditors.

            (c) Each Pledgor agrees to execute and deliver to the Agent such further agreements, assignments, instruments and documents and to do all such other things as the Agent may reasonably deem necessary or appropriate to assure the Agent its lien and security interest hereunder, including, without limitation, such assignments, acknowledgments (including acknowledgments of collateral assignment in the form attached hereto as SCHEDULE E), stock powers, financing statements, instruments and documents as the Agent may from time to time require in order to comply with the UCC. Each Pledgor hereby agrees that a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the Agent without prior notice thereof to such Pledgor wherever the Agent in its discretion desires to file the same. Each Pledgor hereby authorizes the Agent to file any and all financing statements covering the Collateral or any part thereof as the Agent may require. The Agent may order lien searches from time to time against any Pledgor and the Collateral, and the Pledgors shall promptly reimburse the Agent for all reasonable costs and expenses incurred in connection with such lien searches. In the event for any reason the law of any jurisdiction other than Illinois becomes or is applicable to the Collateral or any part thereof, or to any of the Secured Obligations, each Pledgor agrees to execute and deliver all such agreements, assignments, instruments and documents and to do all such other things as the Agent reasonably deems necessary or appropriate to preserve, protect and enforce the lien and security interest of the Agent under the law of such other jurisdiction.

            (d) If, as and when any Pledgor (x) acquires any Pledged Securities in addition to those listed on SCHEDULE A hereto or (y) acquires any interests in any Partnership in addition to those listed on SCHEDULE B hereto or (z) acquires any interests in any LLC, in addition to those listed on SCHEDULE C hereto, the Pledgors shall furnish to the Agent a supplement to the relevant Schedule reflecting the additional Collateral subject to this Agreement (provided any Pledgor's failure to do so shall not impair the Agent's security interest therein).

            (e) None of the Collateral constitutes margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System).

            (f) On the failure of any Pledgor to perform when due any of the agreements and covenants herein contained, the Agent may, at its option (with notice to the relevant Pledgor), perform the same and in so doing may expend such sums as the Agent reasonably deems advisable in the performance thereof, including, without limitation, the payment of any taxes, liens and encumbrances, expenditures made in defending against any adverse claim, and all other expenditures which the Agent may be compelled to make by operation of law or which Agent may make by agreement or otherwise for the protection of the security hereof. All such sums and amounts so expended shall be repayable by the Pledgors upon demand, shall constitute additional Secured Obligations hereunder and shall bear interest from the date said amounts are expended at the rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and the actual number of days elapsed) determined by adding 2% to the Base Rate from time to time in effect plus the Applicable Margin for Base Rate Loans (such rate per annum as so determined being hereinafter referred to as the "DEFAULT RATE"). No such performance of any covenant or agreement by the Agent on behalf of any Pledgor, and no such advancement or expenditure therefor, shall relieve such Pledgor of any default under the terms of this Agreement or in any way obligate any Secured Creditor to take any further or future action with respect thereto. The Agent, in making any payment hereby authorized, may do so according to any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate, or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim.

     SECTION 5.     SPECIAL PROVISIONS RE: STOCK COLLATERAL.

            (a) Each Pledgor has the right to vote the Pledged Securities and there are no restrictions upon the voting rights associated with, or the transfer of, any of the Pledged Securities, except as provided by federal and state and, with respect to a Foreign Company, foreign laws applicable to the sale of securities generally and the terms of this Agreement.

            (b) The certificates for all shares of the Pledged Securities shall be delivered by the relevant Pledgor to the Agent duly endorsed in blank for transfer or accompanied by an appropriate assignment or assignments or an appropriate undated stock power or powers. The Agent may, at any time after the occurrence and during the continuation of an Event of Default, cause to be transferred into its name or into the name of its nominee or nominees any and all of the Pledged Securities. After the occurrence and during the continuation of any Event of Default, the Agent shall have the right to exchange the certificates representing the Pledged Securities for certificates of smaller or larger denominations.

            (c) The Pledged Securities have been validly issued and, except as described on SCHEDULE A, are fully paid and non-assessable. Except as set forth on SCHEDULE A, there are no outstanding commitments or other obligations of the issuers of any of the Pledged Securities to issue, and no options, warrants or other rights of any individual or entity to acquire, any share of any class or series of capital stock of such issuers. The Pledged

     Securities listed and described on SCHEDULE A attached hereto constitute the percentage of the issued and outstanding capital stock of each series and class of the issuers thereof as set forth thereon owned by the relevant Pledgor. Each Pledgor further agrees that in the event any such issuer shall issue any additional capital stock of any series or class (whether or not entitled to vote) to such Pledgor or otherwise on account of its ownership interest therein, subject to the limitations set forth in Section 2(a) above, such Pledgor will forthwith pledge and deposit hereunder, or cause to be pledged and deposited hereunder, all such additional shares of such capital stock.

     SECTION 6. SPECIAL PROVISIONS RE: PARTNERSHIP INTEREST COLLATERAL AND LLC COLLATERAL.

            (a) Each Pledgor further represents and warrants to, and agrees with, the Secured Creditors as follows:

                     (i) each Partnership is a valid and existing entity of the type listed on SCHEDULE B and is duly organized and existing under applicable law; and each LLC is duly organized and existing under applicable law;

                    (ii) the Partnership Interest Collateral listed and described on SCHEDULE B attached hereto (as supplemented from time to time pursuant to Section 4(d) hereof) constitutes the percentage of the equity interest in each Partnership set forth thereon owned by the relevant Pledgor; and the LLC Collateral listed and described on SCHEDULE C attached hereto (as supplemented from time to time pursuant to Section 4(d) hereof) constitutes the percentage of the equity interest in each LLC set forth thereon owned by the relevant Pledgor; and

                   (iii) the copies of the partnership agreements of each Partnership and the articles of association and operating agreements of each LLC (each such agreement being hereinafter referred to as an "ORGANIZATIONAL AGREEMENT") heretofore delivered to the Agent are true and correct copies thereof as of the date hereof and have not been amended or modified in any respect.

            (b) Each Pledgor agrees that it shall not, without the prior written consent of the Agent, agree to any amendment or modification to any of the Organizational Agreements which would in any manner materially adversely affect or impair the Partnership Interest Collateral or LLC Collateral or reduce or dilute the rights of such Pledgor with respect to any Partnership or LLC, any of such done without such prior written consent to be null and void. The Pledgors shall promptly send to the Agent copies of all notices and communications with respect to each Partnership and each LLC alleging the existence of a default by any Pledgor in the performance of any of its obligations under any Organizational Agreement. Each Pledgor shall perform when due all of its obligations under each Organizational Agreement, except where such failure to perform could not reasonably be expected to cause a Material Adverse Effect. In the event any Pledgor fails to pay or perform any obligation arising under any Organizational Agreement or otherwise related to any Partnership or any LLC, the Agent may, but need not, pay or perform such obligation at the expense and for the account of the Pledgors and all funds expended for such purposes shall constitute Secured Obligations hereby which the Pledgors promise to pay to the Agent on demand together with interest thereon at the Default Rate.

            (c) The certificates, if any, at any time evidencing any Pledgor's interest in any Partnership or LLC shall be delivered to the Agent duly endorsed in blank for transfer or accompanied by an appropriate assignment or assignments or an appropriate undated stock power or powers. The Agent may, at any time after the occurrence and during the continuation of an Event of Default, cause to be transferred into its name or the name of its nominee or nominees, any and all of such Collateral. After the occurrence and during the continuation of any Event of Default, the Agent shall have the right to exchange the certificates representing such Collateral for certificates of smaller or larger denominations.

            (d) Each Pledgor has the right to vote its interest in each Partnership and LLC (except as set forth herein) and there are no restrictions upon the voting rights associated with, or the transfer of, any of the Partnership Interest Collateral or LLC Collateral, except as provided by federal and state laws applicable to the sale of securities generally, the terms of any Organizational Agreement under which such Person is organized, and the terms of this Agreement.

            (e) Except as set forth on SCHEDULE C, there are no outstanding commitments or other obligations of any LLC to issue, and no options, warrants or other rights of any individual or entity to acquire, any interest in such LLC.

     SECTION 7. VOTING RIGHTS AND DIVIDENDS. Unless and until an Event of Default hereunder has occurred and is continuing and thereafter until notified by the Agent pursuant to Section 9(b) hereof:

            (a) Each Pledgor shall be entitled to exercise all voting and/or consensual powers pertaining to the Collateral of such Pledgor, or any part thereof, for all purposes not inconsistent with the terms of this Agreement or any other document evidencing or otherwise relating to any of the Secured Obligations.

            (b) Each Pledgor shall be entitled to receive and retain all dividends and distributions in respect of the Collateral which are paid in cash of whatsoever nature; PROVIDED, HOWEVER, that such dividends and distributions representing:

                     (i) stock or liquidating dividends or a distribution or return of capital upon or in respect of the Pledged Securities or any part thereof or resulting from a split-up, revision or reclassification of the Pledged Securities or any part thereof or received in addition to, in substitution of or in exchange for the Pledged Securities or any part thereof as a result of a merger, consolidation or otherwise; or

                    (ii) distributions in complete or partial liquidation of any Partnership or LLC or the interest of such Pledgor therein;

     in each case, shall be paid, delivered or transferred, as appropriate, directly to the Agent immediately upon the receipt thereof by such Pledgor and may, in the case of cash, be applied by the Agent to the Secured Obligations in accordance with and subject to the terms of the Credit Agreement, whether or not the same may then be due or otherwise adequately secured and shall, in the case of all other property, together with any cash received by the Agent and not applied as aforesaid, be held by the Agent pursuant hereto as part of the Collateral pledged under and subject to the terms of this Agreement.

            (c) In order to permit each Pledgor to exercise such voting and/or consensual powers which it is entitled to exercise under subsection
     (a) above and to receive such distributions which such Pledgor is entitled to receive and retain under subsection (b) above, the Agent will, if necessary, upon the written request of such Pledgor, from time to time execute and deliver to such Pledgor appropriate proxies and dividend orders.

     SECTION 8. POWER OF ATTORNEY. Each Pledgor hereby appoints the Agent, its nominee, or any other Person whom the Agent may designate as such Pledgor's attorney-in-fact, with full power and authority upon the occurrence and during the continuation of any Event of Default to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all sums or properties which may be or become due, payable or distributable in respect of the Collateral or any part thereof, with full power to settle, adjust or compromise any claim thereunder or therefor as fully as such Pledgor could itself do, to endorse or sign the Pledgor's name on any assignments, stock powers, or other instruments of transfer and on any checks, notes, acceptances, money orders, drafts, and any other forms of payment or security that may come into the Agent's possession and on all documents of satisfaction, discharge or receipt required or requested in connection therewith, and, in its discretion, to file any claim or take any other action or proceeding, either in its own name or in the name of such Pledgor, or otherwise, which the Agent deems necessary or appropriate to collect or otherwise realize upon all or any part of the Collateral, or effect a transfer thereof, or which may be necessary or appropriate to protect and preserve the right, title and interest of the Agent in and to such Collateral and the security intended to be afforded hereby. Each Pledgor hereby ratifies and approves all acts of any such attorney and agrees that neither the Agent nor any such attorney will be liable for any such acts or omissions nor for any error of judgment or mistake of fact or law other than such Person's gross negligence or willful misconduct. The Agent may file one or more financing statements disclosing its security interest in all or any part of the Collateral without any Pledgor's signature appearing thereon, and each Pledgor also hereby grants the Agent a power of attorney to execute any such financing statements, and any amendments or supplements thereto, on behalf of such Pledgor without notice thereof to such Pledgor. The foregoing powers of attorney, being coupled with an interest, are irrevocable until the Secured Obligations have been fully satisfied and all commitments of the Banks to extend credit to or for the account of the Borrower under the Credit Agreement have expired or otherwise terminated (at which time the Agent shall execute and deliver any document, instrument or other writing reasonably requested by the Pledgors to evidence the termination of such power of attorney).

     SECTION 9. DEFAULTS AND REMEDIES. (a) The occurrence and continuance of any event or the existence of any condition which is specified as an "Event of Default" under the Credit Agreement shall constitute an "EVENT OF DEFAULT" hereunder.

     (b) Upon the occurrence and during the continuation of any Event of Default at any time when the Obligations are, or have been declared to be, due and payable in full, all rights of the Pledgors to receive and retain the distributions which they are entitled to receive and retain pursuant to Section 7(b) hereof shall, at the option of the Agent cease and thereupon become vested in the Agent which, in addition to all other rights provided herein or by law, shall then be entitled solely and exclusively to receive and retain the distributions which the Pledgors would otherwise have been authorized to retain pursuant to Section 7(b) hereof and all rights of the Pledgors to exercise the voting and/or consensual powers which they are entitled to exercise pursuant to
Section 7(a) hereof shall, at the option of the Agent, cease and thereupon become vested in the Agent which, in addition to all other rights provided herein or by law, shall then be entitled solely and exclusively to exercise all voting and other consensual powers pertaining to the Collateral and to exercise any and all rights of conversion, exchange or subscription and any other rights, privileges or options pertaining thereto as if the Agent were the absolute owner thereof including, without limitation, the right to exchange, at its discretion, the Collateral or any part thereof upon the merger, consolidation, reorganization, recapitalization or other readjustment of the respective issuer thereof or upon the exercise by or on behalf of any such issuer or the Agent of any right, privilege or option pertaining to the Collateral or any part thereof and, in connection therewith, to deposit and deliver the Collateral or any part thereof with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Agent may determine. In the event the Agent in good faith believes any of the Collateral constitutes restricted securities within the meaning of any applicable securities law, any disposition thereof in compliance with such laws shall not render the disposition commercially unreasonable.

     (c) Upon the occurrence and during the continuation of any Event of Default, the Agent shall have, in addition to all other rights provided herein or by law, the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights or remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further the Agent may, without demand and without advertisement, notice, hearing or process of law to the extent permitted by applicable law, all of which each Pledgor hereby waives to the extent permitted by applicable law, at any time or times, sell and deliver any or all of the Collateral held by or for it at public or private sale, at any securities exchange or broker's board or at any of the Agent's offices or elsewhere, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its reasonable discretion. In the exercise of any such remedies, the Agent may sell the Collateral as a unit even though the sales price thereof may be in excess of the amount remaining unpaid on the Secured Obligations. Also, if less than all the Collateral is sold, the Agent shall have no duty to marshal or apportion the part of the Collateral so sold as between the Pledgors, or any of them, but may sell and deliver any or all of the Collateral without regard to which of the Pledgors are the owners thereof. In addition to all other sums due any Secured Creditor hereunder, each Pledgor shall pay the Secured Creditors all reasonable costs and expenses incurred by the Secured Creditors, including reasonable attorneys' fees and court costs, in obtaining, liquidating or enforcing payment of Collateral or the Secured Obligations or in the prosecution or defense of any action or proceeding by or against any Secured Creditor or any Pledgor concerning any matter arising out of or connected with this Agreement or the Collateral or the Secured Obligations including, without limitation, any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code (or any successor statute). Any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Pledgors in accordance with Section 14(b) hereof at least 10 business days before the time of sale or other event giving rise to the requirement of such notice; PROVIDED, HOWEVER, no notification need be given to a Pledgor if such Pledgor has signed, after an Event of Default has occurred, a statement renouncing any right to notification of sale or other intended disposition. The Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. Any Secured Creditor may be the purchaser at any such sale. Each Pledgor hereby waives all of its rights of redemption from any such sale. The Agent may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, be made at the time and place to which the sale was postponed or the Agent may further postpone such sale by announcement made at such time and place. The Agent may sell or otherwise dispose of the Collateral without giving any warranties as to the Collateral or any part thereof, including disclaimers of any warranties of title or the like, and each Pledgor acknowledges and agrees that the absence of such warranties shall not render the disposition commercially unreasonable.

     EACH PLEDGOR AGREES THAT IF ANY PART OF THE COLLATERAL IS SOLD AT ANY PUBLIC OR PRIVATE SALE, THE AGENT MAY ELECT TO SELL ONLY TO A BUYER WHO WILL GIVE FURTHER ASSURANCES, REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE AGENT, RESPECTING COMPLIANCE WITH THE REQUIREMENTS OF THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, AND A SALE SUBJECT TO SUCH CONDITION SHALL BE DEEMED COMMERCIALLY REASONABLE.

     EACH PLEDGOR FURTHER AGREES THAT IN ANY SALE OF ANY PART OF THE COLLATERAL, THE AGENT IS HEREBY AUTHORIZED TO COMPLY WITH ANY LIMITATION OR RESTRICTION IN CONNECTION WITH SUCH SALE AS IT MAY BE ADVISED IN WRITING BY COUNSEL IS NECESSARY IN ORDER TO AVOID ANY VIOLATION OF APPLICABLE LAW (INCLUDING, WITHOUT LIMITATION, COMPLIANCE WITH SUCH PROCEDURES AS MAY RESTRICT THE NUMBER OF PROSPECTIVE BIDDERS AND PURCHASERS AND/OR FURTHER RESTRICT SUCH PROSPECTIVE BIDDERS OR PURCHASERS TO PERSONS WHO WILL REPRESENT AND AGREE THAT THEY ARE PURCHASING FOR THEIR OWN ACCOUNT FOR INVESTMENT AND NOT WITH A VIEW TO THE DISTRIBUTION OR RESALE OF SUCH COLLATERAL), OR IN ORDER TO OBTAIN ANY REQUIRED APPROVAL OF THE SALE OR OF THE PURCHASER BY ANY GOVERNMENTAL REGULATORY AUTHORITY OR OFFICIAL, AND EACH PLEDGOR FURTHER AGREES THAT SUCH COMPLIANCE SHALL NOT RESULT IN SUCH SALE BEING CONSIDERED OR DEEMED NOT TO HAVE BEEN MADE IN A COMMERCIALLY REASONABLE MANNER, NOR SHALL THE AGENT BE LIABLE OR ACCOUNTABLE TO ANY PLEDGOR FOR ANY DISCOUNT ALLOWED BY REASON OF THE FACT THAT SUCH COLLATERAL IS SOLD IN COMPLIANCE WITH ANY SUCH LIMITATION OR RESTRICTION.

     (d) In the event the Agent shall sell or otherwise dispose of all or any part of the Partnership Interest Collateral or LLC Collateral, each Pledgor hereby grants the purchaser of such portion of the Partnership Interest Collateral or LLC Collateral to the fullest extent of its capacity, the ability (but not the obligation) to become a partner or member in the relevant Partnership or LLC, as the case may be (subject to the approval of the relevant Partnership or LLC, as the case may be, in the exercise of its discretion in accordance with its Organizational Agreement and subject to any requirements of applicable law), in the place and stead of such Pledgor. To exercise such right, the purchaser shall give written notice to the relevant Partnership or LLC, as the case may be, of its election to become a partner or member in such Partnership or LLC. Following such election and giving of consent by all necessary partners or members of the relevant Partnership or LLC as to the purchaser becoming a partner or member, the purchaser shall have the right and powers and be subject to the liabilities of a partner or member under the relevant Organizational Agreement and the partnership or limited liability company act governing the Partnership or LLC.

     (e) Upon the occurrence and during the continuation of any Event of Default, in addition to all other rights provided herein or by law, the Agent shall have the right to cause all or any part of the Partnership Interest Collateral or LLC Collateral of any of the Pledgors in any one or more of the Partnerships or LLCs to be redeemed and to cause a withdrawal, in whole or in part, of any Pledgor from any Partnership or LLC or any of its interest therein.

     (f) The powers conferred upon the Agent hereunder are solely to protect its interest in the Collateral and shall not impose on it any duties to exercise such powers. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession or control if the Collateral is accorded treatment substantially equivalent to that which the Agent accords its own property, consisting of similar types securities, it being understood, however, that the Agent shall have no responsibility for (i) ascertaining or taking any action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral, or (iii) initiating any action to protect the Collateral or any part thereof against the possibility of a decline in market value. This Agreement constitutes an assignment of rights only and not an assignment of any duties or obligations of the Pledgors in any way related to the Collateral, and the Agent shall have no duty or obligation to discharge any such duty or obligation. By its acceptance hereof, the Agent does not undertake to perform or discharge and shall not be responsible or liable for the performance or discharge of any such duties or responsibilities and shall not in any event become a "SUBSTITUTED LIMITED PARTNER" or words of like import (as defined in the relevant Organizational Agreement) in the relevant Partnership. Neither any Secured Creditor, nor any party acting as attorney for any Secured Creditor, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than such Person's gross negligence or willful misconduct.

     (g) Failure by the Agent to exercise any right, remedy or option under this Agreement or any other agreement between any Pledgor and the Agent or provided by law, or delay by the Agent in exercising the same, shall not operate as a waiver; and no waiver shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated. The rights and remedies of the Secured Creditors under this Agreement shall be cumulative and not exclusive of any other right or remedy which the any Secured Creditor may have.

     SECTION 10. APPLICATION OF PROCEEDS. The proceeds and avails of the Collateral at any time received by the Agent upon the occurrence and during the continuation of any Event of Default shall, when received by the Agent in cash or its equivalent, be applied by the Agent in reduction of, or held as collateral security for, the Secured Obligations in accordance with the terms of the Credit Agreement. The Pledgors shall remain liable to the Secured Creditors for any deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Borrower, as agent for Pledgors, or to whomsoever the Agent reasonably determines is lawfully entitled thereto.

     SECTION 11. CONTINUING AGREEMENT. This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until all of the Secured Obligations, both for principal and interest, have been fully paid and satisfied and the commitments of the Secured Creditors to extend credit to or for the account of the Borrower under the Credit Agreement shall have expired or otherwise terminated. Upon such termination of this Agreement, the Agent shall forthwith return all Collateral delivered to it, and upon the request and at the expense of the Pledgors, shall forthwith release all its liens and security interests hereunder and execute any documents, instruments or other writings reasonably requested by the Pledgors to evidence such release, including, without limitation, UCC termination statements.

     SECTION 12. PRIMARY SECURITY; OBLIGATIONS ABSOLUTE. The lien and security herein created and provided for stand as direct and primary security for the Secured Obligations. No application of any sums received by the Agent in respect of the Collateral or any disposition thereof to the reduction of the Secured Obligations or any portion thereof shall in any manner entitle any Pledgor to any right, title or interest in or to the Secured Obligations or any collateral security therefor, whether by subrogation or otherwise, unless and until all Secured Obligations have been fully paid and satisfied and all commitments to extend credit constituting Secured Obligations shall have expired or otherwise terminated. Each Pledgor acknowledges and agrees that the lien and security hereby created and provided for are absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of any Secured Creditor or any other holder of any of the Secured Obligations, and without limiting the generality of the foregoing, the lien and security hereof shall not be impaired by any acceptance by any Secured Creditor or any other holder of any of the Secured Obligations of any other security for or guarantors upon any Secured Obligations or by any failure, neglect or omission on the part of any Secured Creditor or any other holder of any of the Secured Obligations to realize upon or protect any of the Secured Obligations or any collateral security therefor. The lien and security hereof shall not in any manner be impaired or affected by (and the Secured Creditors, without notice to anyone, are hereby authorized to make from time to time) any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any of the Secured Obligations, or of any collateral security therefor, or of any guaranty thereof, or of any instrument or agreement setting forth the terms and conditions pertaining to any of the foregoing. The Secured Creditors may at their discretion at any time grant credit to the Borrower without notice to the other Pledgors in such amounts and on such terms as the Secured Creditors may elect without in any manner impairing the lien and security hereby created and provided for. In order to realize hereon and to exercise the rights granted the Secured Creditors hereunder and under applicable law, there shall be no obligation on the part of any Secured Creditor or any other holder of any of the Secured Obligations at any time to first resort for payment to the Borrower or any other Pledgor or to any guaranty of the Secured Obligations or any portion thereof or to resort to any other collateral security, property, liens or any other rights or remedies whatsoever, and the Secured Creditors shall have the right to enforce this Agreement as against any Pledgor or any of its Collateral irrespective of whether or not other proceedings or steps seeking resort to or realization upon or from any of the foregoing are pending.

     SECTION 13. THE AGENT. In acting under or by virtue of this Agreement, Agent shall be entitled to all the rights, authority, privileges and immunities provided in the Credit Agreement (including, without limitation, Section 11 thereof), all of which provisions are incorporated by reference herein with the same force and effect as if set forth herein in their entirety. The Agent hereby disclaims any representation or warranty to the other Secured Creditors or any other holders of the Secured Obligations concerning the perfection of the liens and security interests granted hereunder or in the value of the Collateral.

     SECTION 14. MISCELLANEOUS. (a) This Agreement cannot be changed or terminated orally. This Agreement shall create a continuing lien on and security interest in the Collateral and shall be binding upon each Pledgor, its successors and permitted assigns, and shall inure, together with the rights and remedies of the Secured Creditors hereunder, to the benefit of the Secured Creditors, and their successors and assigns; PROVIDED, HOWEVER, that no Pledgor may assign its rights or delegate its duties hereunder without the Agent's prior written consent. Without limiting the generality of the foregoing, and subject to the provisions of the Credit Agreement, any Bank may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Bank herein or otherwise.

     (b) All communications provided for herein shall be in writing, except as otherwise specifically provided for hereinabove, and shall be deemed to have been given or made, if to any Pledgor when given to the Borrower in accordance with Section 12.8 of the Credit Agreement, or if to any Secured Creditor, when given to such party in accordance with Section 12.8 of the Credit Agreement.

     (c) No Secured Creditor (other than the Agent) shall have the right to institute any suit, action or proceeding in equity or at law for the foreclosure or other realization upon any Collateral subject to this Agreement or for the execution of any trust or power hereof or for the appointment of a receiver, or for the enforcement of any other remedy under or upon this Agreement; it being understood and intended that no one or more of the Secured Creditor (other than the Agent) shall have any right in any manner whatsoever to affect, disturb or prejudice the lien and security interest of this Agreement by its or their action or to enforce any right hereunder, and that all proceedings at law or in equity shall be instituted, had and maintained by the Agent in the manner herein provided for the benefit of the Secured Creditors.

     (d) In the event that any provision hereof shall be deemed to be invalid or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall be construed as not containing such provision, but only as to such jurisdictions where such law or interpretation is operative, and the invalidity or unenforceability of such provision shall not affect the validity of any remaining provision hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect. Without limiting the generality of the foregoing, in the event that this Agreement shall be deemed to be invalid or otherwise unenforceable with respect to any Pledgor, such invalidity or unenforceability shall not affect the validity of this Agreement with respect to the other Pledgors.

     (e) In the event the Secured Creditors shall at any time in their discretion permit a substitution of Pledgors hereunder or a party shall wish to become a Pledgor hereunder, such substituted or additional Pledgor shall, upon executing an agreement in the form attached hereto as SCHEDULE F, become a party hereto and be bound by all the terms and conditions hereof to the same extent as though such Pledgor had originally executed this Agreement and, in the case of a substitution, in lieu of the Pledgor being replaced. Any such agreement shall contain information as to such Pledgor necessary to update SCHEDULES A, B, C, AND D with respect to it. No such substitution shall be effective absent the written consent of Agent nor shall it in any manner affect the obligations of the other Pledgors hereunder.

     (f) This Agreement shall be deemed to have been made in the State of Illinois and shall be governed by, and construed in accordance with, the laws of the State of Illinois. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

     (g) This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each constituting an original, but all together one and the same instrument.

     (h) Each Pledgor hereby submits to the non-exclusive personal jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois state court sitting in Cook County, Illinois for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each Pledgor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient form. EACH PLEDGOR AND, BY ACCEPTING THE BENEFITS OF THIS AGREEMENT, EACH SECURED CREDITOR HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     (i) Upon the execution and delivery of this Agreement by the Pledgors party hereto and the Agent, this Agreement shall supersede all provisions of the Original Pledge Agreement as of such date. The Pledgors hereby agree that, notwithstanding the execution and delivery of this Agreement, the liens and security interests created and provided for under the Original Pledge

Agreement continue in effect under and pursuant to the terms of this Agreement for the benefit of all of the Secured Obligations hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Original Pledge Agreement as to the indebtedness and obligations which would otherwise be secured thereby prior to giving effect to this Agreement.


                           [SIGNATURE PAGES TO FOLLOW]

     IN WITNESS WHEREOF, each Pledgor has caused this Agreement to be duly executed and delivered as of the date first above written.


                                       "PLEDGORS"

                                       APAC CUSTOMER SERVICES, INC.
                                       APAC CUSTOMER SERVICES GENERAL
                                         PARTNER, INC.
                                       APAC CUSTOMER SERVICES, L.L.C.
                                       APAC CUSTOMER SERVICES OF ILLINOIS, INC.
                                       APAC CUSTOMER SERVICES OF IOWA, L.L.C.
                                       ITI HOLDINGS, INC.

                                       By
                                         Name
                                             -----------------------------------
                                         Title
                                              ----------------------------------


                                       APAC CUSTOMER SERVICES OF TEXAS, L.P.,

                                       By:_________________, Its General Partner


                                       By
                                         Name
                                             -----------------------------------
                                         Title
                                              ----------------------------------

     Acknowledged and agreed to in Chicago, Illinois, as of the date first above written.


                                       HARRIS TRUST AND SAVINGS BANK, as Agent

                                       By
                                         Name
                                             -----------------------------------
                                         Title
                                              ----------------------------------